Exhibit 99.1

TOM E. ROESSER                    3241-0
KATHERINE G. LEONARD              5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII

In re                               |  CASE NO. 03-00817
                                    |  (Chapter 11)
HAWAIIAN AIRLINES, INC., a          |
Hawaii corporation,                 |
                                    |
               Debtor.              |
------------------------------------

                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                  NOVEMBER 1, 2003 THROUGH NOVEMBER 30, 2003

          Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

          The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L.
R. 2015-7.

          DATED: Honolulu, Hawaii, December 19, 2003.



                                               /s/ Tom E. Roesser
                                               -------------------------------
                                               CARLSMITH BALL LLP
                                               TOM E. ROESSER
                                               KATHERINE G. LEONARD

                                               HENNIGAN, BENNETT & DORMAN LLP
                                               BRUCE BENNETT
                                               SIDNEY P. LEVINSON
                                               JOSHUA D. MORSE
                                               JOHN L. JONES, II

                                               Counsel for JOSHUA GOTBAUM,
                                               CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                               AIRLINES, INC.



                                      2.


                                                               HAWAIIAN AIRLINES, INC.
                                                   Condensed Statement of Operations (Unaudited)


(Actual amounts in thousands)                      ONE MONTH ENDED            ELEVEN MONTHS ENDED
                                                     November 30,                 November 30,
                                              ---------------------------------------------------------
                                                         2003                         2003
                                              ---------------------------------------------------------
Operating Revenues:
  Passenger...............................    $             51,405        $                   564,353
  Charter.................................                     481                             21,670
  Cargo...................................                   2,935                             26,190
  Other...................................                   2,609                             23,411
                                              ---------------------       -----------------------------
    Total.................................                  57,430                            635,624
                                              ---------------------       -----------------------------

Operating Expenses:
  Wages and benefits......................                  16,848                            195,149
  Aircraft fuel, including taxes and oil..                   8,279                             88,176
  Maintenance materials and repairs.......                   4,517                             45,041
  Aircraft rent...........................                   9,249                            102,366
  Other rental and landing fees...........                   1,978                             22,903
  Sales commissions.......................                     301                              3,901
  Depreciation and amortization...........                     667                              6,645
  Special credit (Emergency Wartime Act)..                       -                            (17,497)
  Other...................................                  11,388                            124,873
                                              ---------------------       -----------------------------
    Total.................................                  53,227                            571,557
                                              ---------------------       -----------------------------

Operating Income..........................                   4,203                             64,067
                                              ---------------------       -----------------------------

Nonoperating Income (Expense):
  Reorganization items, net...............                    (433)                          (108,182)
  Interest and amortization of debt expense                    (24)                              (395)
  Interest income.........................                       -                                234
  Gain (loss) on disposition of equipment.                       1                                (27)
  Other, net..............................                     294                                877
                                              ---------------------       -----------------------------
    Total.................................                    (162)                          (107,493)
                                              ---------------------       -----------------------------

Income (Loss) Before Taxes                                   4,041                            (43,426)

Income Taxes:
  Income tax expense......................                       -                                  -
                                              ---------------------       -----------------------------

  Net Income (Loss).......................    $              4,041        $                   (43,426)
                                              =====================       =============================



                                     HAWAIIAN AIRLINES, INC.
                               Condensed Balance Sheet (Unaudited)




(Actual amount in thousands)                                   November 30,      December 31,
                                                                 2003                2002
                                                          ------------------  ------------------
ASSETS
Current Assets:
  Cash and cash equivalents..........................     $          82,549   $          71,907
  Restricted cash....................................                63,539              23,202
  Accounts receivable................................                40,664              28,093
  Inventories........................................                14,659               4,408
  Prepaid expenses and other.........................                28,669              14,104
                                                          ------------------  ------------------
    Total current assets.............................               230,080             141,714
                                                          ------------------  ------------------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation              45,897              45,685
  Reorganization value in excess of identifiable assets              28,320              28,320
  Other assets.......................................                34,356              41,277
                                                          ------------------  ------------------
    Total noncurrent assets..........................               108,573             115,282
                                                          ------------------  ------------------

      Total Assets...................................     $         338,653   $         256,996
                                                          ==================  ==================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt..................     $               -   $           2,153
  Current capital lease obligation...................                     -               1,096
  Accounts payable...................................                51,492              79,682
  Accrued liabilities................................                46,969              61,780
  Air traffic liability..............................               118,286             109,974
                                                          ------------------  ------------------
      Total current liabilities......................               216,747             254,685
                                                          ------------------  ------------------

Noncurrent Liabilities:
  Long-term debt.....................................                     -                 883
  Noncurrent capital lease obligation................                     -               2,358
  Other liabilities and deferred credits.............               148,177             140,850
                                                          ------------------  ------------------
    Total noncurrent liabilities.....................               148,177             144,091
                                                          ------------------  ------------------

    Total Liabilities................................               364,924             398,776
                                                          ------------------  ------------------

Liabilities Subject to Compromise....................               160,681                   -
                                                          ------------------  ------------------

Shareholders' Deficit:
  Common and special preferred stock.................                   285                 284
  Capital in excess of par value.....................                60,077              59,935
  Notes receivable from optionholders................                (1,560)             (1,560)
  Minimum pension liability adjustment...............               (96,063)            (96,063)
  Unrealized gain/(loss) on hedge instruments........                     -               1,889
  Accumulated deficit................................              (149,691)           (106,265)
                                                          ------------------  ------------------
    Shareholders' Deficit............................              (186,952)           (141,780)
                                                          ------------------  ------------------

      Total Liabilities and Shareholders' Deficit....     $         338,653   $         256,996
                                                          ==================  ==================



                                         HAWAIIAN AIRLINES, INC.
                             |Condensed Statement of Cash Flows (Unaudited)



(Actual amounts in thousands)

                                                                    ONE MONTH          ELEVEN MONTHS
                                                                      ENDED                ENDED
                                                                  NOVEMBER 30,         NOVEMBER 30,
                                                                      2003                 2003
                                                               ------------------   --------------------

Cash Flows From Operating Activities:
  Net Income (Loss)........................................    $           4,041    $          (43,426)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used In) operating activities:
    Depreciation...........................................                  622                 6,127
    Amortization...........................................                   45                   518
    Not periodic postretirement benefit cost...............                  214                 2,354
    Loss on disposition of property and equipment..........                   (1)                   27
    Decrease (increase) in restricted cash.................                  434               (40,337)
    Decrease (increase) in accounts receivable.............               (3,843)              (12,571)
    Decrease (increase) in inventory.......................               (7,176)              (10,251)
    Decrease (increase) in prepaid expenses and other......                  288               (16,454)
    Increase (decrease) in accounts payable................                2,517                19,319
    Increase (decrease) in air traffic liability...........               (3,414)                8,312
    Increase (decrease) in accrued liabilities.............                2,887                 5,072
    Other, net.............................................                  541               209,417

                                                               -------------------- --------------------
      Net cash provided by (used in) operating activities..               (2,845)              128,107
                                                               -------------------- --------------------

Reorganization Items, Net..................................                 (433)             (108,181)
                                                               -------------------- --------------------

Cash Flows From Investing Activities:
  Purchases of property and equipment......................                 (505)               (6,896)
  Net proceeds from disposition of property and equipment..                    -                    12

                                                               -------------------- --------------------
    Net cash used in investing activities..................                 (505)               (6,884)
                                                               -------------------- --------------------

Cash Flows From Financing Activities:
  Repayment of debt........................................                   (3)               (1,505)
  Principal payments under capital lease obligation........                  (94)                 (895)

                                                               -------------------- --------------------
        Net cash used in financing activities..............                  (97)               (2,400)
                                                               -------------------- --------------------

        Net increase (decrease) in cash and cash equivalents              (3,880)               10,642
                                                               -------------------- --------------------

Cash and Cash Equivalents - Beginning of Period............               86,429                71,907
                                                               -------------------- --------------------

Cash and Cash Equivalents - End of Period..................    $          82,549    $           82,549
                                                               ==================== ====================


                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)



            (Unaudited)
                                                      November
                                                        2003
                                                --------------------

            SCHEDULED TOTAL

                                   PAX                      464,047
                                   RPMS                 479,596,091
                                   ASMS                 566,195,146
                                   LF                         84.7%

            CHARTER
                                   PAX                        2,300
                                   RPMS                   5,538,643
                                   ASMS                   7,142,415
                                   LF                         77.5%

            SYSTEM TOTAL (SCHEDULED AND CHARTER)

                           REV PAX                          466,347
                           RPMS (000)                       485,135
                           ASMS (000)                       573,338
                           CARGO/MAIL TON MI              6,566,836
                           LOAD FACTOR (%)                    84.6%


HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL                           OVER 30
         CATEGORY            G/L ACCT               ACCOUNT TYPE                   DUE            CURRENT           DAYS
-------------------------------------------------------------------------------------------------------------------------------

PASSENGER & FREIGHT          12720001    04   FEDERAL GOVERMENT         (1)       345,445.56        15,514.50        8,112.80
                             12740001    01   COMMERCIAL                (2)     5,037,517.87     4,200,913.37      780,420.91
                             12740005         FREIGHT COLLECTS                     39,635.36       (12,580.51)       1,191.38
                             12740007         UATP RECEIVABLE                     650,957.88       650,202.87           90.00
                             12740008    05   STATE GOVERNMENT          (3)       225,406.94       157,809.09       32,997.71
                             12740009    49   AGENCYACCOUNTS*           (4)    10,927,773.28     2,292,659.88      917,533.78
                             12740010    10   HAWAIIANMILES                     3,422,776.48     3,133,651.58      150,350.00
                             12740013         AGENCY AREA SETTLEMENT    (5)     4,159,047.58     4,159,047.58            0.00
                             12740015    02   HAL CREDIT CARDS          (6)         3,005.82            53.39            0.00
                             12740026    26   CREDIT CARD COMPANIES*    (7)     6,254,412.11     6,254,412.11            0.00
                                                                             --------------------------------------------------
                                                                               31,065,978.88    20,851,683.86    1,890,696.58
                                                                             ==================================================

INTERLINE                                                               (8)     5,219,355.70     3,970,938.91    1,248,416.79
                                                                             ==================================================

MAIL                                                                    (9)        74,723.19        73,911.13          812.06
                                                                             ==================================================

GROUND & IN-FLIGHT SERVICES                                             (10)    1,045,168.99       113,676.91       19,132.37
                                                                             ==================================================

OTHER AIR                                                               (11)    2,941,047.99     2,814,555.75       26,151.40
                                                                             ==================================================

OTHER ASSETS                                                            (12)    2,057,362.46       778,664.83    1,025,815.91
                                                                             ==================================================

                            AIR SUBTOTAL                                       42,403,637.21    28,603,431.39     4,211,025.11

                            LESS: RESERVE                                      (1,739,965.91)            0.00             0.00
                                                                             --------------------------------------------------

                            TOTAL ACCOUNTS RECEIVABLES                         40,663,671.30    28,603,431.39     4,211,025.11
                                                                             ==================================================

                            PERCENTAGES                                                 100%          70.340%          10.360%
                                                                             ==================================================


------------------------------------------------------------------------------------------------------------
                                                                               OVER 60          OVER 90
         CATEGORY            G/L ACCT               ACCOUNT TYPE                DAYS             DAYS
------------------------------------------------------------------------------------------------------------

PASSENGER & FREIGHT          12720001    04   FEDERAL GOVERMENT         (1)     103,929.37       217,888.89
                             12740001    01   COMMERCIAL                (2)      57,533.99        (1,350.40)
                             12740005         FREIGHT COLLECTS                   10,120.89        40,903.60
                             12740007         UATP RECEIVABLE                       665.01            (0.00)
                             12740008    05   STATE GOVERNMENT          (3)       4,618.67        29,981.47
                             12740009    49   AGENCYACCOUNTS*           (4)     347,687.49     7,369,892.13
                             12740010    10   HAWAIIANMILES                      93,049.85        45,725.05
                             12740013         AGENCY AREA SETTLEMENT    (5)           0.00             0.00
                             12740015    02   HAL CREDIT CARDS          (6)           2.10         2,950.33
                             12740026    26   CREDIT CARD COMPANIES*    (7)           0.00             0.00
                                                                             -------------------------------
                                                                                617,607.37     7,705,991.07
                                                                             ===============================

INTERLINE                                                               (8)           0.00             0.00
                                                                             ===============================

MAIL                                                                    (9)           0.00             0.00
                                                                             ===============================

GROUND & IN-FLIGHT SERVICES                                             (10)          0.00       912,359.71
                                                                             ===============================

OTHER AIR                                                               (11)     14,559.41        85,781.43
                                                                             ===============================

OTHER ASSETS                                                            (12)     13,141.33       239,740.39
                                                                             ===============================

                            AIR SUBTOTAL                                         645,308.11    8,943,872.60

                            LESS: RESERVE                                              0.00   (1,739,965.91)
                                                                             -------------------------------

                            TOTAL ACCOUNTS RECEIVABLES                           645,308.11    7,203,906.69
                                                                             ===============================

                            PERCENTAGES                                              1.590%         17.720%
                                                                             ===============================



                                               PAGE NO. 1 OF 2

HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL                      OVER 30    OVER 60    OVER 90
      CATEGORY          G/L ACCT            ACCOUNT TYPE               DUE           CURRENT      DAYS       DAYS       DAYS
-------------------------------------------------------------------------------------------------------------------------------



NOTES:
( 1) MILITARY ACCOUNTS INCLUDING CRAF CHARTER
( 2) CORPORATE AND FREIGHT ACCOUNTS
( 3) STATE OF HAWAII
( 4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT
( 5) ARC AND BSP
( 6) SALES ON COMPANY CREDIT CARD
( 7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $48.7 MILLION IN CREDIT CARD
     HOLDBCKS AS OF NOVEMBER 30, 2003
( 8) PRIMARILY ACTIVITY FOR IATA AND ACH
( 9) MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12) MISCELLANEOUS RECEIVABLES


* SEE DETAIL PROVIDED





                                                        PAGE NO. 2 OF 2

HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
NOVEMBER 30, 2003



  CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT                   BALANCES         CURRENT        30 DAYS

   490000005     CONTINENTAL AIRLINES - AWARDS                              143,500.00              -               -
   490002601     PANDA TRAVEL-HOTTRIPS                                      965,196.57              -               -
   490002602     PANDA TRAVEL-VOUCHER SALES                               3,208,509.36              -               -
   490002603     PANDA ASSOCIATE TRAVEL- II E-TICKET                      1,499,047.52     384,051.00      216,656.00
   490002605     PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS                 2,830,435.38     334,908.59      300,262.93
   490002651     VACATIONS HAWAII                                           237,307.25              -               -
   490003913     PERILLO/JOE FUSCO                                           19,197.00      19,053.00          144.00
   490005649     TAUCKTOURS                                                  41,433.02      42,630.50       (1,056.50)
   490005690     ALOHA 7 - E-TICKETS                                         14,219.70              -       14,219.70
   490009407     ALOHA 7 TRAVEL                                               1,260.00              -               -
   490009408     JALPAK                                                     108,151.90     108,151.90               -
   490009431     DISCOVERY ALOHA INC                                         31,290.05              -               -
   490009695     HAWAIIAN ARRANGEMENT                                       242,929.67     159,251.50       83,678.17
   490009950     SUN ISLANDS HAWAII                                          23,362.50              -               -
   490712906     JTB HAWAII INC                                             (35,950.69)    (35,950.69)              -
   490724740     THE TOUR SHOP                                              615,539.00     307,152.00      298,240.00
   490809336     PLEASANT HAWAIIAN HOLIDAY                                  428,634.40              -               -
                                                                       ------------------------------------------------
                                                           SUB TOTALS    10,374,062.63   1,319,247.80      912,144.30

                 OTHER AGENCIES                                             553,710.65     973,412.08        5,389.48

                                                                       ------------------------------------------------
TOTAL AGENCY RECEIVABLES                                                 10,927,773.28   2,292,659.88      917,533.78
                                                                       ================================================


  CUSTOMER ID                  NAME OF CUSTOMER ACCOUNT                 60 DAYS        90+DAYS

   490000005     CONTINENTAL AIRLINES - AWARDS                                   -     143,500.00
   490002601     PANDA TRAVEL-HOTTRIPS                                           -     965,196.57
   490002602     PANDA TRAVEL-VOUCHER SALES                                      -   3,208,509.36
   490002603     PANDA ASSOCIATE TRAVEL- II E-TICKET                    110,971.00     787,369.52
   490002605     PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS               226,010.49   1,969,253.37
   490002651     VACATIONS HAWAII                                                -     237,307.25
   490003913     PERILLO/JOE FUSCO                                               -              -
   490005649     TAUCKTOURS                                                      -        (140.98)
   490005690     ALOHA 7 - E-TICKETS                                             -              -
   490009407     ALOHA 7 TRAVEL                                                  -       1,260.00
   490009408     JALPAK                                                          -       2,520.00
   490009431     DISCOVERY ALOHA INC                                             -      31,290.05
   490009695     HAWAIIAN ARRANGEMENT                                            -              -
   490009950     SUN ISLANDS HAWAII                                              -      23,362.50
   490712906     JTB HAWAII INC                                                  -              -
   490724740     THE TOUR SHOP                                           10,147.00              -
   490809336     PLEASANT HAWAIIAN HOLIDAY                                       -              -
                                                                      ----------------------------
                                                           SUB TOTALS   347,128.49   7,369,427.64

                 OTHER AGENCIES                                             559.00         464.49

                                                                      ----------------------------
TOTAL AGENCY RECEIVABLES                                                347,687.49   7,369,892.13
                                                                      ============================


HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
NOVEMBER 30, 2003



   CUSTOMER ID         NAME OF CUSTOMER ACCOUNT        BALANCES       CURRENT       30 DAYS        60 DAYS       90+DAYS

    260996149      BSP CANADA VISA CARD                 37,683.77      37,683.77             -              -             -

    260996173      BSP CANADA MASTERCARD                 7,038.09       7,038.09             -              -             -

    260996211      DINERS CLUB                         214,280.77     214,280.77             -              -             -

    260996238      AMERICAN EXPRESS                  2,431,485.03   2,431,485.03             -              -             -

    260996246      JCB CREDIT CARD                       1,064.85       1,064.85             -              -             -

    260996254      NOVUS/DISCOVER CARD                 176,697.58     176,697.58             -              -             -

    260996262      US BANK                           3,386,162.02   3,386,162.02             -              -             -

                                                     -----------------------------------------------------------------------
TOTAL CREDIT CARDS ACCOUNTS                          6,254,412.11   6,254,412.11             -              -              -
                                                     =======================================================================


Note: Balances above are net of any required holdback.

Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (Unaudited)
November 30, 2003




  Business
    Unit           Description            Total               0-29             30-59            60-89              90+

CLMS           Claims                            -                   -                -                -                 -
ENO            Employee(1)                  10,001.00                -                -                -            10,001.00
HWN            Trade Payables              849,553.73        2,237,542.49      (295,382.30)      (35,201.27)    (1,057,405.19)
PR             Payroll Vendors              82,694.01           82,694.01             -                -                 -
RFND           Refund                          804.50                -                -              804.50              -
REV            Revenue                     134,298.36                -                -                -           134,298.36
                                     ----------------    ---------------------------------------------------------------------
                                         1,077,351.60        2,320,236.50      (295,382.30)      (34,396.77)      (913,105.83)
                                     ================    =====================================================================


             (1) Detail available upon request.


--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                1
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

21ST CENTURY LIGHTING                   0000000742         1       108.60         108.60        0.00         0.00          0.00
A AND P CLEANERS                        0000000169         4       371.66         371.66        0.00         0.00          0.00
ABCO INTERNATIONAL                      0000001039         3       668.40         668.40        0.00         0.00          0.00
ACCUFLEET INTERNATIONAL INC             0000001040         1     2,156.00       2,156.00        0.00         0.00          0.00
AERO DIRECT INC                         0000000220         1       120.00         120.00        0.00         0.00          0.00
AEROLITE MAX BUCHER AG                  0000006960         2       619.65         619.65        0.00         0.00          0.00
AEROTECH SYSTEMS INC                    0000007012         1    17,595.00      17,595.00        0.00         0.00          0.00
AIPA PROPERTIES LLC                     0000003109         1     3,263.89           0.00    3,263.89         0.00          0.00
AIR SPARES INC                          0000000281         4         0.00           0.00        0.00         0.00          0.00
AIRCRAFT SERVICE INTERNATIONAL INC      0000000286         7    25,001.91      25,001.91        0.00         0.00          0.00
AIRLINES REPRESENTATIVE EUROPE          0000007780        18         0.00           0.00        0.00         0.00          0.00
AIRPORT GROUP INTERNATIONAL INC         0000001078         9    -1,937.37      13,326.56  -15,263.93         0.00          0.00
AKZO NOBEL AEROSPACE COATINGS INC       0000005799         2       478.30         478.30        0.00         0.00          0.00
ALASKA COMMUNICATIONS SYSTEMS           0000005719         1       125.09         125.09        0.00         0.00          0.00
ALLIED AVIATION SERVICES INC            0000006836         4     9,215.51       9,215.51        0.00         0.00          0.00
ALOHA PETROLEUM LTD                     0000000033         1     3,458.77       3,458.77        0.00         0.00          0.00
ALOHA TAP & DIE INC                     0000000232         1        86.94          86.94        0.00         0.00          0.00
ALOHA WATER CO                          0000002795         5       226.06         226.06        0.00         0.00          0.00
AMERICAN BUILDING MAINTENANCE           0000003190         1       151.00         151.00        0.00         0.00          0.00
AMERICAN JET INDUSTRIES                 0000006837         2         0.00      -4,300.00    4,300.00         0.00          0.00
AMERICAN RESTAURANT SUPPLY OF HAWAII    0000001103         1     1,229.99           0.00    1,229.99         0.00          0.00
AMERICAN SAMOA GOVERNMENT               0000001132         5    24,798.00      24,798.00        0.00         0.00          0.00
AMPCO SYSTEMS PARKING                   0000001111         1       576.00         576.00        0.00         0.00          0.00
ANIXTER PENTACON INC                    0000007499         1        50.00          50.00        0.00         0.00          0.00
APPLIED GRAPHICS INC                    0000004998         7       353.10         353.10        0.00         0.00          0.00
ARTEX AIRCRAFT SUPPLIES INC             0000007618         2         0.00           0.00        0.00         0.00          0.00
AV OX INC                               0000000130         2        30.00           0.00        0.00         0.00         30.00
AV-EX AVIATION EXCELLENCE               0000003650         3     3,892.96       3,892.96        0.00         0.00          0.00
AVIALLINC                               0000000165         2         0.43           0.43        0.00         0.00          0.00
AVID AIRLINE PRODUCTS                   0000000162        13    54,616.60      48,291.40   14,816.60   -12,442.40      3,951.00
AVID DIEPEN INC                         0000000129         1       616.82         616.82        0.00         0.00          0.00
AVION GRAPHICS INC                      0000000123        14     2,225.45       2,225.45        0.00         0.00          0.00


                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                2
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

AVIOSUPPORT INC                         0000000837         1     4,340.00       4,340.00        0.00         0.00          0.00
AVNET ELECTRO AIR                       0000000562         1       148.98         148.98        0.00         0.00          0.00
BAGGAGE CLAIMERS INC THE                0000007672         1       203.00         203.00        0.00         0.00          0.00
BAGGAGE EXPRESS                         0000001909         2     6,333.99       6,333.99        0.00         0.00          0.00
BARRY CONTROLS AEROSPACE                0000001159         2         0.00           0.00        0.00         0.00          0.00
BIG ISLAND AUTO PARTS INC               0000000295         1        13.38          13.38        0.00         0.00          0.00
BONAIR LINEN                            0000006019         2       289.42         289.42        0.00         0.00          0.00
BREWER ENVIRONMENTAL INDUSTRIES LLC     0000000267         1       674.47         674.47        0.00         0.00          0.00
BRICE MANUFACTURING CO INC              0000000274         1       -10.20           0.00        0.00         0.00        -10.20
BRITAX AIRCRAFT INTERIOR SYSTEMS        0000006522         3      -319.61           0.00       -6.78         0.00       -312.83
BROOKHURST INC                          0000003864         2    17,852.54      17,852.54        0.00         0.00          0.00
BROWN FORMAN BEVERAGE CORP              0000001029         1       -24.00           0.00        0.00         0.00        -24.00
BUSINESS AUTOMATION INC                 0000001831         1       145.78         145.78        0.00         0.00          0.00
CAESARS CLEANERS                        0000007716         1       921.84         921.84        0.00         0.00          0.00
CAISSE DE PREVOYANCE SOCIALE            0000003170         2    12,398.78       6,146.94    6,251.84         0.00          0.00
CELESTE INDUSTRIES CORP                 0000000322         6    21,432.30      19,350.00        0.00         0.00      2,082.30
CICO ENTERPRISE LTD                     0000007733         1       127.50         127.50        0.00         0.00          0.00
CITY MILL CO LTD                        0000001202         5       535.31         535.31        0.00         0.00          0.00
CITY OF LOS ANGELES                     0000001734         4    55,992.42      55,992.42        0.00         0.00          0.00
CITY OF PHOENIX                         0000003141         1        48.00          48.00        0.00         0.00          0.00
CITY SERVICES COURIER INC               0000007019         1       160.00         160.00        0.00         0.00          0.00
CLARK COUNTY DEPT OF AVIATION           0000000250         1     6,440.00       6,440.00        0.00         0.00          0.00
CLYDE MACHINES INC                      0000000001         1       141.48           0.00      141.48         0.00          0.00
COAST MARINE & INDUSTRIAL SUPPLY INC    0000005297         2       546.00         546.00        0.00         0.00          0.00
COCA COLA BOTTLING CO                   0000001208         1       429.60         429.60        0.00         0.00          0.00
COCO PALM PICTURES CORP                 0000003414         2    36,318.87      36,318.87        0.00         0.00          0.00
COMPUTER ASSOCIATES INTERNATIONAL INC   0000003160         1       830.96         830.96        0.00         0.00          0.00
CONCENTRA MEDICAL CENTERS               0000000989         1        75.00          75.00        0.00         0.00          0.00
CONSTRUCTION MATERIALS                  0000001665         1       -53.87           0.00      -53.87         0.00          0.00
CONTINENTAL AIRLINES                    0000001214         2    40,510.45      40,510.45        0.00         0.00          0.00
COUNTY OF KAUAI                         0000001012         1        98.70          98.70        0.00         0.00          0.00
D & J SPECIALTIES                       0000002024        16    16,014.60      11,979.52        0.00         0.00      4,035.08

                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                3
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

DELTA AIRLINES INC                      0000001233         3   612,514.34     612,514.34        0.00         0.00          0.00
DHL DANZAS AIR & OCEAN                  0000007681         1       -36.00           0.00        0.00         0.00        -36.00
DHL WORLDWIDE EXPRESS                   0000001235         1        93.99          93.99        0.00         0.00          0.00
DYS DELIVERY SERVICE                    0000003534         1       306.00         306.00        0.00         0.00          0.00
DOW LOHNES & ALBERTSON LLC              0000000424         9    32,813.11      32,813.11        0.00         0.00          0.00
E D POWER CO                            0000007020        17     2,612.31       2,612.31        0.00         0.00          0.00
EDO FIBER SCIENCE                       0000007326         1       266.00           0.00        0.00         0.00        266.00
EDS CORP                                0000001753         1     1,255.55       1,255.55        0.00         0.00          0.00
EMBASSY SUITES HOTEL                    0000007411         1        54.91          54.91        0.00         0.00          0.00
EMERY WORLDWIDE                         0000001252         1       201.77         201.77        0.00         0.00          0.00
ENVIROSERVICES & TRAINING CENTER        0000002244         1     4,498.15       4,498.15        0.00         0.00          0.00
ENVIROVAC INC                           0000005820         9    27,069.60      27,069.60        0.00         0.00          0.00
ESSEX PB & R CORP                       0000000579         1       200.00         200.00        0.00         0.00          0.00
EXACT COPIES PRINTING & DESIGN          0000003130         2         0.01           0.00        0.00         0.00          0.01
EXCELL EXPRESS COURIER                  0000005208         1        80.00           0.00        0.00         0.00         80.00
EXECAIR MAINTENANCE INC                 0000006206         7    47,351.00           0.00        0.00         0.00     47,351.00
FEDERAL EXPRESS CORP                    0000001264        20     2,275.87       2,275.87        0.00         0.00          0.00
FERRO UNION HAWAII INC                  0000004640         1       108.80         108.80        0.00         0.00          0.00
GARDEN CITY GROUP INC THE               0000007462         1    25,148.33      25,148.33        0.00         0.00          0.00
GAS COMPANY THE LLC                     0000007776         2       501.68         501.68        0.00         0.00          0.00
GATE SAFE INC                           0000006577         1     5,491.51       5,491.51        0.00         0.00          0.00
GATEGOURMET                             0000005043       251  -1,085,797.65   184,997.18  -163,360.32  -15,883.69  -1,091,550.82
GBH DISTRIBUTING INC                    0000000415         1       334.00         334.00        0.00         0.00          0.00
GLACIER RIVER CAFE                      0000007732         1        17.00          17.00        0.00         0.00          0.00
GLOBEGROUND NORTH AMERICA               0000006480         3     8,889.80       8,889.80        0.00         0.00          0.00
GOODRICH AEROSTRUCTURES GROUP           0000006691         2    -9,032.00           0.00   -9,032.00         0.00          0.00
GOODRICH CORPORATION                    0000007204         1       -15.50           0.00      -15.50         0.00          0.00
GOODYEAR TIRE & RUBBER COMPANY          0000006744         1    10,620.84      10,620.84        0.00         0.00          0.00
HAMILTON SUNDSTRAND                     0000005507         1    68,984.63      68,984.63        0.00         0.00          0.00
HANA HOW                                0000002531         1       290.27         290.27        0.00         0.00          0.00
HATFIELD LAUNDRY AND DEVELOPMENT        0000007254         6       140.25         140.25        0.00         0.00          0.00
HAWAII PORTER SERVICE                   0000007770         1     3,500.00       3,500.00        0.00         0.00          0.00

                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                4
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

HAWAII PRINCE HOTEL & GOLF CLUB         0000002622         1     1,208.90           0.00        0.00         0.00      1,208.90
HAWAII STATIONERY CO LTD                0000000406         2       321.35         321.35        0.00         0.00          0.00
HAWAIIAN AIRLINES INC                   0000001964         2         0.00           0.00        0.00         0.00          0.00
HEIDE & COOK LTD                        0000000391         4     1,390.68       1,390.68        0.00         0.00          0.00
HENNIGAN BENNETT & DORMAN LLP           0000007950         1   107,452.43     107,452.43        0.00         0.00          0.00
HEWLETT PACKARD                         0000001021         1    17,594.13           0.00        0.00         0.00     17,594.13
HILTON SAN DEIGO GASLAMP QUARTER        0000007104         1    27,070.10      27,070.10        0.00         0.00          0.00
HOLIDAY INN PORTLAND AIRPORT            0000001636         3    15,603.28      15,603.28        0.00         0.00          0.00
HONEYWELL INC                           0000005148         9    20,614.93      20,594.31        0.00     9,406.51     -9,385.89
HONOLULU AIRPORT HOTEL                  0000003073         8    11,616.19      11,616.19        0.00         0.00          0.00
HONOLULU SIGN CO LTD                    0000000374         1     1,132.81       1,132.81        0.00         0.00          0.00
HPM BUILDING SUPPLY                     0000000491         1       580.73         580.73        0.00         0.00          0.00
HRD AERO SYSTEMS INC                    0000001325         1       395.00         395.00        0.00         0.00          0.00
HYATT REGENCY PHOENIX                   0000007145         1    37,897.20      37,897.20        0.00         0.00          0.00
HYATT REGENCY SAN FRANCISCO AIRPORT     0000001661         2    11,353.70      11,353.70        0.00         0.00          0.00
HYDRA-AIR PACIFIC INC                   0000000466         2        77.69          77.69        0.00         0.00          0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC 0000000503         1       830.73         830.73        0.00         0.00          0.00
INFINITY AIR INC                        0000007819         1     2,580.00       2,580.00        0.00         0.00          0.00
ISLAND MAID INC                         0000006078         3       530.64         530.64        0.00         0.00          0.00
J & J INTERNATIONAL TRANSPORT INC       0000006980         2       795.00         795.00        0.00         0.00          0.00
J L DELIVERY SERVICE INC                0000007149         2     2,042.71       2,042.71        0.00         0.00          0.00
JAMCO AMERICA                           0000001347         1    20,000.00      20,000.00        0.00         0.00          0.00
JET X AEROSPACE LLC                     0000007915         2       550.00         550.00        0.00         0.00          0.00
JOBBERS AUTO WAREHOUSE SUPPLY           0000000910         1       -19.16           0.00        0.00         0.00        -19.16
K YAMADA DISTRIBUTORS                   0000000577         1     3,827.88       3,827.88        0.00         0.00          0.00
KAUAI BAGGAGE SERVICE                   0000001359         1     2,688.19       2,688.19        0.00         0.00          0.00
KAUAI ISLAND UTILITY COOPERATIVE        0000007383         1     2,064.10       2,064.10        0.00         0.00          0.00
KAUAI OFFICE EQUIPMENT INC              0000000446         2        28.33          28.33        0.00         0.00          0.00
KILGO A L CO INC                        0000001365         2        84.94          84.94        0.00         0.00          0.00
KIRKHILL AIRCRAFT PARTS CO              0000001369         2        91.00          91.00        0.00         0.00          0.00
KLUH CLEANING GMBH                      0000007668         1     1,126.56       1,126.56        0.00         0.00          0.00
KONA ABRASIVES                          0000000572         1       310.83         310.83        0.00         0.00          0.00

                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                5
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

KONA INDUSTRIES INC                     0000000435         1       348.01         348.01        0.00         0.00          0.00
LABELMASTER                             0000000699         4    12,475.00      12,475.00        0.00         0.00          0.00
LARRYS AUTO PARTS INC                   0000004129         1       -19.29         -19.29        0.00         0.00          0.00
LASFUEL CORP                            0000000682         6   -19,620.06       8,843.66  -28,463.72         0.00          0.00
LAX TWO CO                              0000000684         1    60,799.09      60,799.09        0.00         0.00          0.00
LEADSMART INC                           0000003881         1     4,378.73       4,378.73        0.00         0.00          0.00
LIBBEY GLASS INC                        0000000724         3      -226.20         222.12     -448.32         0.00          0.00
LONDAVIA INC                            0000000691         2     1,218.84       1,218.84        0.00         0.00          0.00
LOOMIS FARGO & CO                       0000000094         2       897.74         897.74        0.00         0.00          0.00
M NAKAI REPAIR SERVICE LTD              0000001613         1        57.29          57.29        0.00         0.00          0.00
MAGUIRE BEARING CO LTD                  0000000668         1        66.37          66.37        0.00         0.00          0.00
MALOLO BEVERAGES & SUPPLIES LTD         0000000597         1     1,114.53           0.00    1,114.53         0.00          0.00
MARR HIPP JONES &PEPPER                 0000003427         7    12,397.02           0.00        0.00         0.00     12,397.02
MAUI DISPOSAL CO INC                    0000000613         2      -925,22           0.00        0.00      -925.22          0.00
MAUI LASER RECHARGE                     0000002382         9       618.71         618.71        0.00         0.00          0.00
MAUI SODA & ICE WORKS LTD               0000003513         2       353.12         353.12        0.00         0.00          0.00
MCMASTER CARR SUPPLY CO                 0000000813         2        86.44          86.44        0.00         0.00          0.00
MEADOW GOLD DAIRIES                     0000000942         1     1,920.00       1,920.00        0.00         0.00          0.00
MED LIFE SERVICES                       0000006451         3       505.20         505.20        0.00         0.00          0.00
MEDAIRE INC                             0000001780         7     1,843.78       1,843.78        0.00         0.00          0.00
MENEHUNE WATER CO INC                   0000000670         1     1,390.82       1,390.82        0.00         0.00          0.00
MICHAEL LEWIS COMPANY                   0000007396         3     1,308.45       1,308.45        0.00         0.00          0.00
MICHELIN AIRCRAFT TIRE CORP             0000001655         1    20,211.88      20,211.88        0.00         0.00          0.00
MICRO METROLOGY INC                     0000000539         3       778.75           0.00      778.75         0.00          0.00
MICROSOFT INC                           0000001787         1     2,390.96       2,390.96        0.00         0.00          0.00
MONTE CARLO RESORT & CASINO             0000007285         2       512.00         512.00        0.00         0.00          0.00
MOORE USA                               0000000650         8         0.03           0.00        0.00         0.00          0.03
NATIONAL FOOTBALL LEAGUE PROPERTIES LLC 0000007946         1    44,000.00      44,000.00        0.00         0.00          0.00
NEWARK ELECTRONICS                      0000001422         2       202.53         202.53        0.00         0.00          0.00
NEXTEL COMMUNICATIONS                   0000004163         2       818.25         818.25        0.00         0.00          0.00
NORTHWEST AIRLINES INC                  0000001426        17   -46,573.68           0.00        0.00     2,437.12    -49,010.80
NUVITE CHEMICAL COMPOUNDS CORP          0000006787         1     1,864.50       1,864.50        0.00         0.00          0.00

                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                6
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

OAHU AIR CONDITIONING SERVICE INC       0000001427         1       180.46         180.46        0.00         0.00          0.00
OAKWOOD CORPORATE HOUSING               0000005724         1     8,991,68       8,991.68        0.00         0.00          0.00
OLYMPUS INDUSTRIAL AMERICA INC          0000006319         1        45.00           0.00        0.00        45.00          0.00
OUTRIGGER HOTELS HAWAII                 0000000633         1    14,692.73      14,692.73        0.00         0.00          0.00
PACIFIC DETROIT DIESEL-ALLISON          0000004879         1       251.43         251.43        0.00         0.00          0.00
PACIFIC TRANSFER LLC                    0000005980         1     4,112.17       4,112.17        0.00         0.00          0.00
PACIFIC WIRELESS COMMUNICATIONS         0000005773         2     1,081.19         325.99      755.20         0.00          0.00
PACO PLASTICS AND ENGINEERING INC       0000000557         1       150.00         150.00        0.00         0.00          0.00
PARADISE BAKERY - SKY HARBOR            0000004240         2       240.60         240.60        0.00         0.00          0.00
PAS A DIVISION OF RUSSELL ASSOCIATES    0000000089         1     7,800.00       7,800.00        0.00         0.00          0.00
PASCUA TRANS & TOURS                    0000001871         1     1,770.32       1,770.32        0.00         0.00          0.00
PETROSPECT INC                          0000006368         1     2,583.59       2,583.59        0.00         0.00          0.00
PORT OF SEATTLE                         0000000928         1     4,600.00       4,600.00        0.00         0.00          0.00
PRIME FLIGHT AVIATION SERVICES          0000007726         3     8,618.84       8,618.84        0.00         0.00          0.00
R & K REFRIGERATION SERVICE             0000005100         3       524.65         524.65        0.00         0.00          0.00
R DIXON SPEAS ASSOCIATES INC            0000005727         2    12,945.78      12,945.78        0.00         0.00          0.00
RAINBOW INDUSTRIAL LAUNDRY INC          0000007588         1       145.52         145.52        0.00         0.00          0.00
RANDOM TASK INTERNATIONAL INC           0000007787         1       388.57           0.00        0.00       388.57          0.00
RAPID RETURN DELIVERY SERVICE           0000003553         1        18.37          18.37        0.00         0.00          0.00
RASCO SUPPLY CO LTD                     0000003677         5       -56.78           0.00       23.84         0.00        -80.62
RECORDS MANAGEMENT HAWAII INC           0000003210         1       117.29         117.29        0.00         0.00          0.00
RELIZON COMPANY THE                     0000005624         5       417.93        -455.09      700.54       172.48          0.00
REMEDY INTELLIGENT STAFFING             0000006735         2     1,886.53       1,886.53        0.00         0.00          0.00
RIGHTNOW TECHNOLOGIES INC               0000006007         1     5,850.00       5,850.00        0.00         0.00          0.00
RIVER CITY DELIVERY                     0000001500         2       696.30         696.30        0.00         0.00          0.00
ROBERTS HAWAII TOURS INC                0000000762         1        14.30          14.30        0.00         0.00          0.00
ROCKWELL COLLINS INC                    0000000703         1     2,653.67       2,653.67        0.00         0.00          0.00
ROLLS ROYCE                             0000004871         9      -442.30           0.00   -1,004.80         0.00        562.50
RTC EXPRESS                             0000003100         1       261.00         261.00        0.00         0.00          0.00
SAMOA MARKETING INC                     0000000048         2       390.00         390.00        0.00         0.00          0.00
SAN FRANCISCO INTERNATIONAL AIRPORT     0000000197         1        50.00          50.00        0.00         0.00          0.00
SATAIR INC                              0000001510         1     6,169.66       6,169.66        0.00         0.00          0.00

                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                7
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

SBS INTERNATIONAL OF NEW YORK INC       0000000845         1     5,000.00       5,000.00        0.00         0.00          0.00
SCIS AIR SECURITY CORPORATION           0000006667         2       623.54         623.54        0.00         0.00          0.00
SEA TAC MANAGERS ASSOC                  0000001512         1       225.12           0.00        0.00         0.00        225.12
SEAL DYNAMICS INC                       0000000713         2       367.25         367.25        0.00         0.00          0.00
SENETICS                                0000003014         1       187.50           0.00        0.00         0.00        187.50
SERVICE PERFORMANCE CORD                0000006440         1     4,038.57       4,038.57        0.00         0.00          0.00
SHASTA LINEN SUPPLY                     0000007013         3       240.17         240.17        0.00         0.00          0.00
SIDESTEP INC                            0000006347         1       498.00         498.00        0.00         0.00          0.00
SILVER AIRPORT COURIER CO               0000006043         1       923.00           0.00        0.00         0.00        923.00
SKY CHEFS INC                           0000001533        33  -165,453.55      -3,007.14  -36,100.80  -106,099.17    -20,246.44
SOBEL WESTEX HAWAII                     0000005606         3     2,127.07       2,127.07        0.00         0.00          0.00
SPENCER STUART INC                      0000007675         4   -60,000.00           0.00  -120,000.00   60,000.00          0.00
SPRINT                                  0000000950         1       268.60         268.60        0.00         0.00          0.00
STANDARD MOTORS & MARINE SUPPLY         0000001540         3       157.95         157.95        0.00         0.00          0.00
STANDARD REGISTER CO                    0000000763         6    23,256.74      22,490.05        0.00         0.00        766.69
STARR AIRCRAFT PRODUCTS INC             0000002753         2     2,571.00       2,571.00        0.00         0.00          0.00
STATE OF HAWAII                         0000000242        16     2,250.55       2,250.55        0.00         0.00          0.00
STEALTH AEROSPACE INC                   0000000876         2        24.60           0.00       24.60         0.00          0.00
STRATACOM                               0000006146         1    10,318.68           0.00   10,318.68         0.00          0.00
SUCCESS ADVERTISING                     0000006703         2     1,763.15       1,763.15        0.00         0.00          0.00
SWISSPORT USA INC                       0000005533         4     2,095.00       2,095.00        0.00         0.00          0.00
TARDY TAILORS INC                       0000000801         1     1,680.50       1,680.50        0.00         0.00          0.00
THE BOEING COMPANY                      0000002318       233   246,655.32     239,815.00      327.60       150.00      6,362.72
TQ TRADEX LTD                           0000001877         1     1,837.50       1,837.50        0.00         0.00          0.00
TRACER CORD                             0000004161         1       700.00         700.00        0.00         0.00          0.00
TRANS PACIFIC AIR SERVICE CORD          0000005705         7     7,000.00       1,000.00        0.00     1,000.00      5,000.00
TRANSMARINE NAVIGATION CORD             0000006314         1         4.97           4.97        0.00         0.00          0.00
TRAVEL TRADING CO                       0000001879         5    17,500.00       3,500.00        0.00     3,500.00     10,500.00
TRIPLE F DISTRIBUTING                   0000004545         5     8,735.90       4,544.40       72.50     4,119,00          0.00
TURBO RESOURCES INTERNATIONAL           0000001882         1        63.00          63.00        0.00         0.00          0.00
UNICORP SYSTEMS INC                     0000006003         1        36.00          36.00        0.00         0.00          0.00
UNISON INDUSTRIES LLC                   0000007723         2       111.90           0.00       -5.10       117.00          0.00

                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                8
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

UNITED AUTO PARTS INC                   0000001588         1        24.96          24.96        0.00         0.00          0.00
VECTOR MARKETING                        0000004620         2    31,521.12      31,521.12        0.00         0.00          0.00
VERIZON HAWAII INC                      0000005544         9    76,290.00      24,804.41   32,731.06    18,754.53          0.00
VERIZON NETWORK INTEGRATION CORP        0000007042         2     1,473.92           0.00    1,473.92         0.00          0.00
VF SOLUTIONS                            0000007155         5      -202.61           0.00       48.82         0.00       -251.43
VMS AIRCRAFT CO INC                     0000006190         1        -1.00           0.00       -1.00         0.00          0.00
VOLVO AFRO SERVICES LP                  0000006280         1     1,200.00       1,200.00        0.00         0.00          0.00
WACKENHUT CORP                          0000001190         1        87.68          87.68        0.00         0.00          0.00
WATER MAN BIG ISLAND                    0000002785         1        35.95          35.95        0.00         0.00          0.00
WEBER AIRCRAFT INC                      0000004501         9     2,363.59       2,363.59        0.00         0.00          0.00
WENCOR WEST INC                         0000001616        11       875.11         875.11        0.00         0.00          0.00
WESCO AIRCRAFT HARDWARE CORP            0000000824         5       733.50         733.50        0.00         0.00          0.00
WINGFOOT EXPRESS                        0000005920         1        59.00           0.00        0.00        59.00          0.00
YOUNG SCALE CO                          0000000739         1       415.62         415.62        0.00         0.00          0.00
ZEE MEDICAL SERVICE                     0000001635         1        63.38          63.38        0.00         0.00          0.00
ZEE MEDICAL SERVICE INC                 0000005950         1     1,169.50       1,169.50        0.00         0.00          0.00
               Business Unit Total                     1,162   849,553.73   2,237,542.49 -295,382.30   -35,201.27  -1,57.405.19





                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                1
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

ASSOCIATION OF FLIGHT ATTENDANTS        PR00000007         1    22,269.00      22,269.00        0.00         0.00          0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS PR00000036         2    59,194.63      59,194.63        0.00         0.00          0.00
WATT HARVEY W & CO                      PR00000104         1     1,230.38       1,230.38        0.00         0.00          0.00
               Business Unit Total                         4    82,694.01      82,694.01        0.00         0.00          0.00





                                                                                                              Database:  EPPROD



--------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                1
                                            Payables Aging by Vendor - Summary                        Run Date       12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time       9:07:29 AM
--------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                      Nbr of
Vendor Name                              Vendor ID     Invcs        Total           0-29       30-59        60-89           90+
--------------------------------------- -----------  -------  -----------    -----------  ----------  -----------  ------------

BRAINERD CROW WING CTY/WIELAND FLD      BRD                1        -2.92           0.00        0.00         0.00         -2.72
CHERRY CAPITAL AIRPORT                  TVC                2         0.00           0.00        0.00         0.00          0.00
MBS INTERNATIONAL AIRPORT               MBS                2         0.00           0.00        0.00         0.00          0.00
PANAMA CITY-BAY COUNTY                  PFN                1        -2.92           0.00        0.00         0.00         -2.92
PANDA TRAVEL                            0000000100       286   134,325.98           0.00        0.00         0.00    134,325.98
SAN LUIS VALLEY REGIONAL AIRPORT        ALS                2        -5.84           0.00        0.00         0.00         -5.84
SARASOTA BRADENTON                      SRQ                2        -5.76           0.00        0.00         0.00         -5.76
SAVANNAH INTL AIRPORT                   SAV                4        -4.34           0.00        0.00         0.00         -4.34
YAMPA VALLEY AIRPORT                    HDN                1        -5.84           0.00        0.00         0.00         -5.84
               Business Unit Total                       301   134,298.36           0.00        0.00         0.00    134,298.36





                                                                                                              Database:  EPPROD



-----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED] HAWAIIAN AIRLINES                  Hawaiian Airlines, Inc.                             Page No.                   1
                                            Payables Aging by Vendor - Summary                        Run Date          12/05/2003
Report ID:  HAL-D013                           Aged as of November 30, 2003                           Run Time          9:07:29 AM
-----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                        I  N  V  O  I  C  E    A  M  O  U  N  T  S
                                                     Nbr of
Vendor Name                              Vendor ID    Invcs          Total          0-29        30-59         60-89             90+
--------------------------------------- ----------- ------- --------------  ------------  -----------   ----------- ---------------

BROWN ANNETTE                           0000001924       2          804.50          0.00         0.00       804.50            0.00
             Business Unit Total                         2          804.50          0.00         0.00       804.50            0.00
             Grand Total                            12,170   22,730,930.54  3,041,601.10  -254,646.55    30,112.22   19,913,863.77

                                    Less:  pre-petition HA  (21,653,578.94)  (721,364.60)  (40,735.75)  (64,508.99) (20,826,969.60)
                                                            --------------- ------------- ------------  ----------- ---------------
                                             Post-petition    1,077,351.60  2,320,236.50  (295,382.30)  (34,396.77)    (913,105.03)
                                                            =============== ============= ============  =========== ===============





                                                                                                                  Database:  EPPROD


[LOGO OMITTED] Bank of Hawaii                     Statement of Account


Last statement: October 31, 2003                  Account: 0001-028588
This statement: November 15, 2003                 Page 1 of 15
Total days in statement period: 15                Number of Enclosures: (772)

                                                  Direct inquiries to:
                                                  888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                   BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                      P.O. BOX 2900
HONOLULU HI 96820                                 HONOLULU HI 96846



-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODA Y! MEMBER FDIC.

-------------------------------------------------------------------------------

Business Cash Advantage
Account number                        0001-028588     Beginning balance               $3,033,565.00
Enclosures                                    772     Total additions                 43,456,141.54
Low balance                         $2,521,770.00     Total subtractions              43,892,983.54
                                                                                      -------------
Average balance                     $2,865,131.87     Ending balance                  $2,596,723.00

CHECKS

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
                      11-13              378.62       187044 *           11-04          49,750.44
-----------------------------------------------       -------------------------------------------
183635                11-05               64.60       187062 *           11-03             498.60
-----------------------------------------------       -------------------------------------------
184067 *              11-13               13.00       187063             11-13           4,729.87
-----------------------------------------------       -------------------------------------------
186131 *              11-04              120.00       187073 *           11-05             235.94
-----------------------------------------------       -------------------------------------------
186163 *              11-03              129.60       187080 *           11-06           3,072.60
-----------------------------------------------       -------------------------------------------
186189 *              11-03               40.00       187116 *           11-03             619.30
-----------------------------------------------       -------------------------------------------
186190                11-03               40.00       187367 *           11-03             170.00
-----------------------------------------------       -------------------------------------------
186243 *              11-07              216.00       187387 *           11-12              71.00
-----------------------------------------------       -------------------------------------------
186252 *              11-03              129.60       187466 *           11-13           1,084.83
-----------------------------------------------       -------------------------------------------
186583 *              11-13              388.80       187471 *           11-03              32.00
-----------------------------------------------       -------------------------------------------
186641 *              11-13              284.13       187481 *           11-03             271.09
-----------------------------------------------       -------------------------------------------
186656 "              11-03               13.00       187482             11-06             216.95
-----------------------------------------------       -------------------------------------------
186687 *              11-03               25.00       187508 *           11-05             200.00
-----------------------------------------------       -------------------------------------------
186731 *              11-04            1,054.30       187523 *           11-05           1,760.04
-----------------------------------------------       -------------------------------------------
186787 *              11-05              180.09       187542 *           11-13             101.16
-----------------------------------------------       -------------------------------------------
186828 *              11-05              375.00       187549 *           11-03             917.11
-----------------------------------------------       -------------------------------------------
186852 *              11-03              368.75       187643 *           11-10             167.28
-----------------------------------------------       -------------------------------------------
186970 *              11-13              587.29       187652 *           11-03             482.18
-----------------------------------------------       -------------------------------------------
186985 *              11-03               30.00       187704 *           11-06             100.00
-----------------------------------------------       -------------------------------------------
187013 *              11-14           14,003.41       187786 *           11-07              86.02
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 2 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
187788 *              11-05              216.00       188216             11-05             259.20
-----------------------------------------------       -------------------------------------------
187806 *              11-13              442.75       188217             11-03             216.00
-----------------------------------------------       -------------------------------------------
187809 *              11-05              433.33       188219 *           11-05             518.03
-----------------------------------------------       -------------------------------------------
187811 *              11-06              873.38       188220             11-07             104.89
-----------------------------------------------       -------------------------------------------
187818 *              11-10               50.68       188223 *           11-03          67,011.13
-----------------------------------------------       -------------------------------------------
187822 *              11-10              184.97       188224             11-05              24.50
-----------------------------------------------       -------------------------------------------
187823                11-13               26.00       188225             11-03             344.98
-----------------------------------------------       -------------------------------------------
187826 *              11-04               13.00       188234 *           11-05              30.00
-----------------------------------------------       -------------------------------------------
187830 *              11-10               13.00       188245 *           11-04             460.89
-----------------------------------------------       -------------------------------------------
187833 *              11-05              115.00       188254 *           11-13              45.91
-----------------------------------------------       -------------------------------------------
187868 *              11-06              145.25       188265 *           11-03             123.84
-----------------------------------------------       -------------------------------------------
187879 *              11-04              110.54       188275 *           11-04             134.42
-----------------------------------------------       -------------------------------------------
187883 *              11-04              384.97       188287 *           11-03              78.26
-----------------------------------------------       -------------------------------------------
187909 *              11-05               57.20       188293 *           11-03              25.00
-----------------------------------------------       -------------------------------------------
187912 *              11-13            3,419.42       188298 *           11-12             510.00
-----------------------------------------------       -------------------------------------------
187913                11-04            2,832.00       188300 *           11-10              75.00
-----------------------------------------------       -------------------------------------------
187929 *              11-04            3,000.00       188301             11-04              60.00
-----------------------------------------------       -------------------------------------------
187942 *              11-10            1,665.00       188303 *           11-10             183.22
-----------------------------------------------       -------------------------------------------
187962 *              11-05              918.00       188304            1 1-03             600.03
-----------------------------------------------       -------------------------------------------
187974 *              11-12              110.00       188305             11-03             578.71
-----------------------------------------------       -------------------------------------------
187998 *              11-12              133.44       188323 *           11-05              58.96
-----------------------------------------------       -------------------------------------------
187999                11-03            1,950.00       188325 *           11-14           1,093.74
-----------------------------------------------       -------------------------------------------
188002 *              11-03               37.50       188328 *           11-05             204.12
-----------------------------------------------       -------------------------------------------
188022 *              11-03              935.49       188329             11-05           1,125.00
-----------------------------------------------       -------------------------------------------
188038 *              11-10              896.79       188330             11-05             298.00
-----------------------------------------------       -------------------------------------------
188051 *              11-03            1,030.00       188331             11-06             211.46
-----------------------------------------------       -------------------------------------------
188052                11-10              342.50       188332             11-03             777.75
-----------------------------------------------       -------------------------------------------
188058 *              11-03            2,500.00       188337 *           11-05             216.00
-----------------------------------------------       -------------------------------------------
188061 *              11-03              530.00       188339 *           11-03             135.00
-----------------------------------------------       -------------------------------------------
188083 *              11-05              232.00       188340             11-05             604.80
-----------------------------------------------       -------------------------------------------
188088 *              11-03              150.00       188341             11-03             216.00
-----------------------------------------------       -------------------------------------------
188116 *              11-03            8,925.69       188342             11-07             691.20
-----------------------------------------------       -------------------------------------------
188149 *              11-03              535.89       188344 *           11-05              43.20
-----------------------------------------------       -------------------------------------------
188152 *              11-06              604.80       188345             11-12             139.60
-----------------------------------------------       -------------------------------------------
188153                11-10              259.20       188347 *           11-07              43.00
-----------------------------------------------       -------------------------------------------
188159 *              11-13               39.00       188348             11-12             216.00
-----------------------------------------------       -------------------------------------------
188160                11-12              216.00       188351 *           11-07             259.20
-----------------------------------------------       -------------------------------------------
188161                11-12              216.00       188352             11-13             216.00
-----------------------------------------------       -------------------------------------------
188162                11-07              216.00       188353             11-07              15.31
-----------------------------------------------       -------------------------------------------
188164 *              11-04              216.00       188354             11-12             151.05
-----------------------------------------------       -------------------------------------------
188166 *              11-12              216.00       188359 *           11-04             216.00
-----------------------------------------------       -------------------------------------------
188168 *              11-05              216.00       188360             11-13             691.20
-----------------------------------------------       -------------------------------------------
188173 *              11-14              604.80       188364 *           11-13             555.30
-----------------------------------------------       -------------------------------------------
188174                11-05              604.80       188366 *           11-05             705.00
-----------------------------------------------       -------------------------------------------
188177 *              11-03              216.00       188367             11-05             129.80
-----------------------------------------------       -------------------------------------------
188178                11-14              216.00       188368             11-12           1,729.99
-----------------------------------------------       -------------------------------------------
188179                11-03              129.60       188369             11-06              42.00
-----------------------------------------------       -------------------------------------------
188191 *              11-03              216.00       188377 *           11-03             283.82
-----------------------------------------------       -------------------------------------------
188197 *              11-12              216.00       188380 *           11-03             139.85
-----------------------------------------------       -------------------------------------------
188214 *              11-13              345.60       188393 *           11-03             239.57
-----------------------------------------------       -------------------------------------------
188215                11-14              259.20       188398 *           11-14             123.98
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 3 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date            Amount
-----------------------------------------------       -----------------------------------------
188410 *              11-06              102.00       188641             11-05           213.35
-----------------------------------------------       -----------------------------------------
188413 *              11-03            2,553.69       188642             11-03         1,923.20
-----------------------------------------------       -----------------------------------------
188415 *              11-03            1,062.78       188644 *           11-03         9,428.90
-----------------------------------------------       -----------------------------------------
188421 *              11-13              134.88       188646 *           11-06           335.79
-----------------------------------------------       -----------------------------------------
188435 *              11-03            2,876.00       188649 *           11-06           140.29
-----------------------------------------------       -----------------------------------------
188442 *              11-12               24.00       188651 *           11-14            26.00
-----------------------------------------------       -----------------------------------------
188454 *              11-12            1,036.47       188652             11-03             7.51
-----------------------------------------------       -----------------------------------------
188463 *              11-03              133.80       188653             11-05         1,076.12
-----------------------------------------------       -----------------------------------------
188469 *              11-03            2,414.00       188655 *           11-03            13.65
-----------------------------------------------       -----------------------------------------
188471 *              11-03            1,045.00       188656             11-03           139.06
-----------------------------------------------       -----------------------------------------
188485 *              11-03              779.00       188658 *           11-03         1,350.00
-----------------------------------------------       -----------------------------------------
188486                11-03            3,765.43       188659             11-03           984.00
-----------------------------------------------       -----------------------------------------
188493 *              11-10              166.67       188661 *           11-04         3,875.00
-----------------------------------------------       -----------------------------------------
188497 *              11-03            1,636.59       188664 *           11-03         3,125.00
-----------------------------------------------       -----------------------------------------
188500 *              11-03              702.80       188665             11-10           436.85
-----------------------------------------------       -----------------------------------------
188513 *              11-03              343.98       188666             11-07         3,734.46
-----------------------------------------------       -----------------------------------------
188526 *              11-03              324.67       188667             11-03           471.00
-----------------------------------------------       -----------------------------------------
188531 *              11-03              211.13       188669 *           11-03        43,443.10
-----------------------------------------------       -----------------------------------------
188533 *              11-03            2,000.00       188671 *           11-12           259.20
-----------------------------------------------       -----------------------------------------
188534                11-03               50.00       188672             11-12            46.80
-----------------------------------------------       -----------------------------------------
188535                11-03              853.00       188673             11-04           299.14
-----------------------------------------------       -----------------------------------------
188543 *              11-03            2,634.84       188674             11-10           731.31
-----------------------------------------------       -----------------------------------------
188544                11-03            1,998.05       188675             11-03           196.40
-----------------------------------------------       -----------------------------------------
188546 *              11-03              300.00       188676             11-05         2,577.60
-----------------------------------------------       -----------------------------------------
188552 *              11-05            1,804.00       188677             11-03         2,506.00
-----------------------------------------------       -----------------------------------------
188556 *              11-05            4,299.36       188678             11-06           386.35
-----------------------------------------------       -----------------------------------------
188557                11-03              341.00       188679             11-10            87.50
-----------------------------------------------       -----------------------------------------
188560 *              11-03              426.21       188680             11-10           266.12
-----------------------------------------------       -----------------------------------------
188562 *              11-06              347.58       188681             11-10           150.00
-----------------------------------------------       -----------------------------------------
188563                11-03              121.87       188683 *           11-10           226.20
-----------------------------------------------       -----------------------------------------
188565 *              11-13              632.25       188684             11-05            85.50
-----------------------------------------------       -----------------------------------------
188566                11-05              222.00       188685             11-05            80.00
-----------------------------------------------       -----------------------------------------
188569 *              11-05              622.08       188687 *           11-12           522.80
-----------------------------------------------       -----------------------------------------
188570                11-06              246.24       188688             11-12            43.20
-----------------------------------------------       -----------------------------------------
188571                11-12            3,500.00       188689             11-12           388.80
-----------------------------------------------       -----------------------------------------
188572                11-03              661.56       188692 *           11-04           129.60
-----------------------------------------------       -----------------------------------------
188573                11-07            1,600.00       188693             11-12           122.03
-----------------------------------------------       -----------------------------------------
188576 *              11-07            1,465.00       188699 *           11-03         1,700.00
-----------------------------------------------       -----------------------------------------
188577                11-06            1,943.16       188700             11-05         1,093.00
-----------------------------------------------       -----------------------------------------
188583 *              11-06            9,538.50       188701             11-03            16.00
-----------------------------------------------       -----------------------------------------
188585 *              11-03           61,973.96       188702             11-03           511.46
-----------------------------------------------       -----------------------------------------
188586                11-06           11,795.03       188703             11-07         5,290.00
-----------------------------------------------       -----------------------------------------
188589 *              11-06           13,413.00       188704             11-03           259.36
-----------------------------------------------       -----------------------------------------
188622 *              11-07           83,740.88       188705             11-06            29.00
-----------------------------------------------       -----------------------------------------
188623                11-04           45,360.00       188706             11-12         1,066.26
-----------------------------------------------       -----------------------------------------
188626 *              11-10               17.00       188709 *           11-04       360,165.29
-----------------------------------------------       -----------------------------------------
188627                11-04              510.33       188710             11-06       202,546.77
-----------------------------------------------       -----------------------------------------
188632 *              11-03              708.85       188711             11-07           140.75
-----------------------------------------------       -----------------------------------------
188634 *              11-03              855.96       188712             11-06         4,037.17
-----------------------------------------------       -----------------------------------------
188635                11-03               85.07       188714 *           11-05         2,000.00
-----------------------------------------------       -----------------------------------------
188640 *              11-12            1,730.00       188715             11-05           594.90
-----------------------------------------------       -----------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 4 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
188716                11-10              323.70       188774             11-06           1,762.50
-----------------------------------------------       -------------------------------------------
188717                11-04              382.00       188775             11-10           5,000.00
-----------------------------------------------       -------------------------------------------
188718                11-06              616.00       188776             11-07           1,800.76
-----------------------------------------------       -------------------------------------------
188719                11-05          125,721.28       188777             11-05              77.03
-----------------------------------------------       -------------------------------------------
188720                11-03            6,300.00       188778             11-04             164.87
-----------------------------------------------       -------------------------------------------
188721                11-07            4,671.00       188779             11-06              15.00
-----------------------------------------------       -------------------------------------------
188722                11-03            4,308.92       188780             11-06               8.59
-----------------------------------------------       -------------------------------------------
188723                11-07              272.34       188781             11-05           2,158.10
-----------------------------------------------       -------------------------------------------
188725 *              11-04               87.10       188782             11-07              17.31
-----------------------------------------------       -------------------------------------------
188726                11-04              793.62       188783             11-04              26.50
-----------------------------------------------       -------------------------------------------
188727                11-04            3,395.00       188784             11-12             659.70
-----------------------------------------------       -------------------------------------------
188728                11-04            2,910.60       188786 *           11-05             163.74
-----------------------------------------------       -------------------------------------------
188729                11-05               67.59       188787             11-12           3,050.71
-----------------------------------------------       -------------------------------------------
188730                11-10            1,401.73       188788             11-12           4,314.00
-----------------------------------------------       -------------------------------------------
188731                11-04            2,115.00       188789             11-05              17.27
-----------------------------------------------       -------------------------------------------
188733 *              11-05            1,620.00       188790             11-07             102.49
-----------------------------------------------       -------------------------------------------
188734                11-12              102.90       188791             11-04             550.83
-----------------------------------------------       -------------------------------------------
188736 *              11-13              692.22       188792             11-03             166.40
-----------------------------------------------       -------------------------------------------
188737                11-05              225.41       188793             11-05             630.22
-----------------------------------------------       -------------------------------------------
188738                11-05              174.50       188794             11-06           1,880.32
-----------------------------------------------       -------------------------------------------
188739                11-06              276.54       188795             11-04             708.39
-----------------------------------------------       -------------------------------------------
188740                11-04              406.25       188796             11-04             189.84
-----------------------------------------------       -------------------------------------------
188741                11-12               95.00       188797             11-05             240.00
-----------------------------------------------       -------------------------------------------
188742                11-12              450.00       188798             11-04           3,193.61
-----------------------------------------------       -------------------------------------------
188743                11-03            1,344.32       188799             11-04              52.50
-----------------------------------------------       -------------------------------------------
188744                11-03                9.51       188800             11-05              72.14
-----------------------------------------------       -------------------------------------------
188745                11-07            2,328.61       188801             11-04           1,190.71
-----------------------------------------------       -------------------------------------------
188746                11-04              819.06       188802             11-05             407.50
-----------------------------------------------       -------------------------------------------
188748 *              11-12               93.60       188803             11-03             101.56
-----------------------------------------------       -------------------------------------------
188749                11-03               77.19       188804             11-04               2.53
-----------------------------------------------       -------------------------------------------
188750                11-03              171.87       188805             11-05             815.06
-----------------------------------------------       -------------------------------------------
188751                11-06              114.76       188806             11-04             820.96
-----------------------------------------------       -------------------------------------------
188752                11-07              747.66       188807             11-06             416.00
-----------------------------------------------       -------------------------------------------
188753                11-06              144.50       188809 *           11-04              75.78
-----------------------------------------------       -------------------------------------------
188754                11-05              190.80       188810             11-06           1,789.80
-----------------------------------------------       -------------------------------------------
188755                11-04              748.83       188811             11-04             499.50
-----------------------------------------------       -------------------------------------------
188756                11-04            1,179.40       188813 *           11-04              61.52
-----------------------------------------------       -------------------------------------------
188757                11-04               62.50       188814             11-05             114.62
-----------------------------------------------       -------------------------------------------
188758                11-04               15.56       188815             11-14             430.97
-----------------------------------------------       -------------------------------------------
188759                11-06            1,922.00       188816             11-06           2,601.49
-----------------------------------------------       -------------------------------------------
188760                11-10              508.53       188817             11-13           2,895.00
-----------------------------------------------       -------------------------------------------
188761                11-05              135.35       188818             11-04              52.26
-----------------------------------------------       -------------------------------------------
188764 *              11-06              114.54       188819             11-14           1,837.50
-----------------------------------------------       -------------------------------------------
188765                11-04              274.48       188820             11-04           3,125.01
-----------------------------------------------       -------------------------------------------
188766                11-05              274.17       188821             11-07             184.66
-----------------------------------------------       -------------------------------------------
188767                11-07              194.84       188822             11-05             669.01
-----------------------------------------------       -------------------------------------------
188768                11-04              668.62       188823             11-06             512.22
-----------------------------------------------       -------------------------------------------
188769                11-03              151.25       188824             11-05              40.14
-----------------------------------------------       -------------------------------------------
188770                11-06               25.98       188825             11-06             520.00
-----------------------------------------------       -------------------------------------------
188772 *              11-05            4,129.26       188827 *           11-04           2,995.20
-----------------------------------------------       -------------------------------------------
188773                11-05              102.82       188828             11-05             478.49
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 5 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
188829                11-04              657.61       188883             11-06              87.01
-----------------------------------------------       -------------------------------------------
188830                11-10              547.29       188884             11-04             808.57
-----------------------------------------------       -------------------------------------------
188831                11-06              161.55       188885             11-04           1,891.45
-----------------------------------------------       -------------------------------------------
188832                11-07              408.14       188886             11-12             480.88
-----------------------------------------------       -------------------------------------------
188833                11-07            1,483.95       188887             11-06           4,399.16
-----------------------------------------------       -------------------------------------------
188834                11-05               48.95       188888             11-06               8.50
-----------------------------------------------       -------------------------------------------
188835                11-10               94.80       188889             11-05           1,255.00
-----------------------------------------------       -------------------------------------------
188836                11-10              108.03       188890             11-05               9.96
-----------------------------------------------       -------------------------------------------
188837                11-07            1,432.28       188891             11-06             143.02
-----------------------------------------------       -------------------------------------------
188838                11-05            1,621.35       188892             11-05              85.00
-----------------------------------------------       -------------------------------------------
188839                11-06              491.00       188893             11-10           4,050.52
-----------------------------------------------       -------------------------------------------
188840                11-10            4,129.72       188894             11-12             241.00
-----------------------------------------------       -------------------------------------------
188841                11-05              600.00       188895             11-06           1,946.60
-----------------------------------------------       -------------------------------------------
188842                11-05            2,569.68       188896             11-03             937.50
-----------------------------------------------       -------------------------------------------
188843                11-05              875.00       188897             11-05             199.35
-----------------------------------------------       -------------------------------------------
188844                11-04              151.00       188898             11-06             250.00
-----------------------------------------------       -------------------------------------------
188845                11-05               29.40       188899             11-04             113.22
-----------------------------------------------       -------------------------------------------
188846                11-04              146.87       188900             11-05           1,504.84
-----------------------------------------------       -------------------------------------------
188847                11-05              717.00       188901             11-05              67.29
-----------------------------------------------       -------------------------------------------
188848                11-04              358.06       188902             11-04             289.32
-----------------------------------------------       -------------------------------------------
188849                11-04               20.00       188903             11-10           2,655.00
-----------------------------------------------       -------------------------------------------
188850                11-04              864.41       188904             11-07             272.00
-----------------------------------------------       -------------------------------------------
188852 *              11-10              160.92       188905             11-05             232.00
-----------------------------------------------       -------------------------------------------
188853                11-06              185.69       188906             11-10             132.08
-----------------------------------------------       -------------------------------------------
188854                1-06               848.53       188907             11-04             679.38
-----------------------------------------------       -------------------------------------------
188855                11-06            1,122.65       188908             11-03           2,489.46
-----------------------------------------------       -------------------------------------------
188856                11-05              432.40       188909             11-05             950.00
-----------------------------------------------       -------------------------------------------
188858                1-07               857.33       188910             11-05           4,000.00
-----------------------------------------------       -------------------------------------------
188859                11-04              137.50       188911             11-07           2,000.00
-----------------------------------------------       -------------------------------------------
188860                11-05              448.00       188912             11-04             120.00
-----------------------------------------------       -------------------------------------------
188862                1-05               365.75       188913             11-04             892.21
-----------------------------------------------       -------------------------------------------
188863                11-04              575.37       188914             11-06             250.00
-----------------------------------------------       -------------------------------------------
188864                11-10              122.86       188915             11-10              72.50
-----------------------------------------------       -------------------------------------------
188865                11-03               41.67       188916             11-04             108.68
-----------------------------------------------       -------------------------------------------
188866                11-06            2,320.25       188917             11-06             963.20
-----------------------------------------------       -------------------------------------------
188867                11-06            1,412.28       188918             11-05           1,249.92
-----------------------------------------------       -------------------------------------------
188868                11-05               83.50       188919             11-04             208.32
-----------------------------------------------       -------------------------------------------
188869                11-04              182.29       188920             11-04           5,365.12
-----------------------------------------------       -------------------------------------------
188870                11-07                1.87       188921             11-10          12,343.11
-----------------------------------------------       -------------------------------------------
188871                11-05            1,479.00       188923 *           11-04          13,354.49
-----------------------------------------------       -------------------------------------------
188872                11-05               62.30       188924             11-06          21,098.39
-----------------------------------------------       -------------------------------------------
188873                11-04              705.72       188925             11-04           9,660.39
-----------------------------------------------       -------------------------------------------
188874                11-10            1,348.89       188926             11-04           7,925.53
-----------------------------------------------       -------------------------------------------
188875                11-06              884.40       188927             11-04          11,947.75
-----------------------------------------------       -------------------------------------------
188876                11-06            1,906.40       188928             11-06         147,498.89
-----------------------------------------------       -------------------------------------------
188877                11-05               60.00       188929             11-05           6,849.18
-----------------------------------------------       -------------------------------------------
188878                11-03              139.58       188930             11-04          44,668.95
-----------------------------------------------       -------------------------------------------
188879                11-05              24.48.       188931             11-06          65,587.20
-----------------------------------------------       -------------------------------------------
188880                11-06              810.72       188932             11-04          11,293.20
-----------------------------------------------       -------------------------------------------
188881                11-06            1,453.03       188933             11-04           5,143.84
-----------------------------------------------       -------------------------------------------
188882                11-05            3,968.65       188934             11-04          26,667.20
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 6 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
188935                11-05           25,749.31       189005             11-06          22,620.00
-----------------------------------------------       -------------------------------------------
188936                11-04          141,169.07       189007 *           11-14          47,592.49
-----------------------------------------------       -------------------------------------------
188937                11-14           75,394.23       189008             11-14          43,037.16
-----------------------------------------------       -------------------------------------------
188939 *              11-04           67,447.60       189009             11-13              49.00
-----------------------------------------------       -------------------------------------------
188940                11-12           13,141.50       189010             11-10           1,077.00
-----------------------------------------------       -------------------------------------------
188941                11-04           11,070.00       189011             11-14           2,896.12
-----------------------------------------------       -------------------------------------------
188942                11-05            6,688.67       189013 *           11-10             806.53
-----------------------------------------------       -------------------------------------------
188944 *              11-03           20,189.53       189014             11-06             537.00
-----------------------------------------------       -------------------------------------------
188948 *              11-03          129,701.79       189015             11-05              92.93
-----------------------------------------------       -------------------------------------------
188949                11-04           18,409.15       189016             11-13           1,127.82
-----------------------------------------------       -------------------------------------------
188950                11-04           23,753.33       189018 *           11-10           3,560.00
-----------------------------------------------       -------------------------------------------
188951                11-12           19,435.76       189019             11-10             483.00
-----------------------------------------------       -------------------------------------------
188952                11-07           10,695.52       189020             11-10         803,077.00
-----------------------------------------------       -------------------------------------------
188955 *              11-06            6,690.29       189021             11-13          10,000.00
-----------------------------------------------       -------------------------------------------
188956                11-07            5,531.30       189022             11-07           2,969.73
-----------------------------------------------       -------------------------------------------
188957                11-06           40,685.78       189023             11-14             216.00
-----------------------------------------------       -------------------------------------------
188958                11-07           16,800.00       189031 *           11-06               8.00
-----------------------------------------------       -------------------------------------------
188959                11-04           12,065.00       189034 *           11-14              13.26
-----------------------------------------------       -------------------------------------------
188960                11-04           35,877.60       189036 *           11-07              34.00
-----------------------------------------------       -------------------------------------------
188961                11-06           79,185.00       189037             11-10             367.34
-----------------------------------------------       -------------------------------------------
188962                11-12           11,999.48       189038             11-12             287.10
-----------------------------------------------       -------------------------------------------
188963                11-05           62,616.00       189041 *           11-12             806.99
-----------------------------------------------       -------------------------------------------
188964                11-10           16,800.00       189042             11-13             705.84
-----------------------------------------------       -------------------------------------------
188965                11-03              122.40       189043             11-14             556.53
-----------------------------------------------       -------------------------------------------
188966                11-05              119.27       189044             11-07           3,886.00
-----------------------------------------------       -------------------------------------------
188967                11-12              956.58       189045             11-07           1,423.93
-----------------------------------------------       -------------------------------------------
188968                11-03               45.00       189047 *           11-10           6,797.00
-----------------------------------------------       -------------------------------------------
188969                11-12               18.17       189049 *           11-12          10,416.66
-----------------------------------------------       -------------------------------------------
188970                11-03              279.53       189050             11-10              20.05
-----------------------------------------------       -------------------------------------------
188971                11-12            2,288.34       189052 *           11-10             398.00
-----------------------------------------------       -------------------------------------------
188972                11-06               93.75       189054 *           11-10              21.22
-----------------------------------------------       -------------------------------------------
188973                11-07               19.50       189055             11-07              34.12
-----------------------------------------------       -------------------------------------------
188974                11-06                8.32       189059 *           11-07              23.59
-----------------------------------------------       -------------------------------------------
188975                11-07              126.00       189060             11-10             378.00
-----------------------------------------------       -------------------------------------------
188976                11-05              730.11       189062 *           11-14              29.50
-----------------------------------------------       -------------------------------------------
188977                11-05            2,588.00       189063             11-14             871.65
-----------------------------------------------       -------------------------------------------
188978                11-04            4,725.00       189065 *           11-10              64.51
-----------------------------------------------       -------------------------------------------
188979                11-14              394.37       189067 *           11-10             800.00
-----------------------------------------------       -------------------------------------------
188980                11-07              139.10       189068             11-07           1,771.33
-----------------------------------------------       -------------------------------------------
188981                11-13              592.69       189069             11-12           1,032.23
-----------------------------------------------       -------------------------------------------
188982                11-10              343.88       189070             11-10           2,800.00
-----------------------------------------------       -------------------------------------------
188985 *              11-04            3,990.00       189071             11-14             279.60
-----------------------------------------------       -------------------------------------------
188987 *              11-06              258.69       189072             11-12             300.00
-----------------------------------------------       -------------------------------------------
188988                11-07            4,977.84       189075 *           11-14             436.50
-----------------------------------------------       -------------------------------------------
188989                11-06          101,038.00       189077 *           11-12              30.00
-----------------------------------------------       -------------------------------------------
188990                11-06           53,194.61       189078             11-12           2,232.50
-----------------------------------------------       -------------------------------------------
188993 *              11-13               30.00       189081 *           11-10          11,006.03
-----------------------------------------------       -------------------------------------------
188997 *              11-06            3,141.00       189082             11-10           2,048.30
-----------------------------------------------       -------------------------------------------
188999 *              11-06            3,219.85       189083             11-14             262.52
-----------------------------------------------       -------------------------------------------
189002 *              11-14            2,000.00       189085 *           11-12              50.00
-----------------------------------------------       -------------------------------------------
189004 *              11-12            3,370.80       189086             11-14             519.41
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 7 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189087                11-13              850.61       189164 *           11-13             370.50
-----------------------------------------------       -------------------------------------------
189091 *              11-12              480.24       189166 *           11-12             540.90
-----------------------------------------------       -------------------------------------------
189092                11-14              450.00       189168 *           11-13              48.39
-----------------------------------------------       -------------------------------------------
189093                11-12              332.51       189169             11-14           2,070.00
-----------------------------------------------       -------------------------------------------
189094                11-12              189.19       189170             11-12              52.16
-----------------------------------------------       -------------------------------------------
189096 *              11-12              175.00       189171             11-12             120.64
-----------------------------------------------       -------------------------------------------
189097                11-14              724.03       189174 *           11-12           2,412.14
-----------------------------------------------       -------------------------------------------
189098                11-13            1,230.38       189175             11-13             270.16
-----------------------------------------------       -------------------------------------------
189099                11-14               30.86       189177 *           11-14              53.55
-----------------------------------------------       -------------------------------------------
189101 *              11-10              293.71       189178             11-12             202.90
-----------------------------------------------       -------------------------------------------
189102                11-07              100.00       189179             11-14             840.00
-----------------------------------------------       -------------------------------------------
189103                11-14              135.76       189180             11-12             784.00
-----------------------------------------------       -------------------------------------------
189104                11-12               45.96       189181             11-13             408.56
-----------------------------------------------       -------------------------------------------
189107 *              11-10              123.13       189182             11-12           4,314.00
-----------------------------------------------       -------------------------------------------
189108                11-10              230.00       189184 *           11-12           1,245.34
-----------------------------------------------       -------------------------------------------
189111 *              11-14               71.75       189186 *           11-12             396.66
-----------------------------------------------       -------------------------------------------
189112                11-14              549.25       189187             11-13              21.65
-----------------------------------------------       -------------------------------------------
189113                11-12              266.20       189188            11-14 .            324.13
-----------------------------------------------       -------------------------------------------
189115 *              11-07              282.68       189189             11-12               8.90
-----------------------------------------------       -------------------------------------------
189117 *              11-12              424.21       189190             11-10              78.10
-----------------------------------------------       -------------------------------------------
189118                11-12           23,982.76       189191             11-12             267.14
-----------------------------------------------       -------------------------------------------
189124 *              11=12              678.29       189192            11-13              719.21
-----------------------------------------------       -------------------------------------------
189125                11-13              180.90       189193             11-12           2,001.48
-----------------------------------------------       -------------------------------------------
189128 *              11-12            1,600.00       189194             11-13           2,940.74
-----------------------------------------------       -------------------------------------------
189129                11-14            3,678.00       189195             11-12              14.22
-----------------------------------------------       -------------------------------------------
189132 *              11-14           15,539.28       189196             11-13           1,365.40
-----------------------------------------------       -------------------------------------------
189134 *              11-12            1,596.20       189197             11-12              29.27
-----------------------------------------------       -------------------------------------------
189137 *              11-14            2,209.92       189198             11-13             227.43
-----------------------------------------------       -------------------------------------------
189138                11-13              289.70       189199             11-12              86.29
-----------------------------------------------       -------------------------------------------
189140 *              11-14              217.50       189200             11-12             230.94
-----------------------------------------------       -------------------------------------------
189141                11-12              997.16       189201             11-14           1,364.21
-----------------------------------------------       -------------------------------------------
189142                11-10              759.64       189202             11-13             276.65
-----------------------------------------------       -------------------------------------------
189143                11-12              760.39       189204 *           11-13              88.96
-----------------------------------------------       -------------------------------------------
189144                11-12              205.47       189205             11-12             842.45
-----------------------------------------------       -------------------------------------------
189145                11-12               45.23       189206             11-13             277.07
-----------------------------------------------       -------------------------------------------
189146                11-13               75.97       189207             11-13             330.00
-----------------------------------------------       -------------------------------------------
189147                11-10              145.82       189208             11-12           1,285.88
-----------------------------------------------       -------------------------------------------
189148                11-12              625.00       189210 *           11-12           2,560.94
-----------------------------------------------       -------------------------------------------
189149                11-12            2,538.98       189213 *           11-12             300.75
-----------------------------------------------       -------------------------------------------
189150                11-10                9.27       189214             11-12               9.36
-----------------------------------------------       -------------------------------------------
189151                11-12              120.00       189215             11-12             936.00
-----------------------------------------------       -------------------------------------------
189152                11-12              200.00       189216             11-12             664.29
-----------------------------------------------       -------------------------------------------
189153                11-10              248.58       189218 *           11-13           1,501.85
-----------------------------------------------       -------------------------------------------
189154                11-13            1,825.21       189219             11-12           1,329.99
-----------------------------------------------       -------------------------------------------
189155                11-12              271.62       189220             11-13             824.02
-----------------------------------------------       -------------------------------------------
189156                11-13              441.82       189221             11-12             187.50
-----------------------------------------------       -------------------------------------------
189157                11-12            2,668.56       189222             11-13             187.50
-----------------------------------------------       -------------------------------------------
189158                11-10            1,435.41       189223             11-12             294.79
-----------------------------------------------       -------------------------------------------
189159                11-12            2,003.22       189224             11-13             137.52
-----------------------------------------------       -------------------------------------------
189160                11-13            3,558.18       189225             11-13           1,775.10
-----------------------------------------------       -------------------------------------------
189162 *              11-12              207.92       189228 *           11-10             781.92
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 8 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189229                11-14               62.00       189301 *           11-12              30.49
-----------------------------------------------       -------------------------------------------
189233 *              11-10              144.80       189302             11-12              63.30
-----------------------------------------------       -------------------------------------------
189235 *              11-13               48.00       189303             11-14           3,776.73
-----------------------------------------------       -------------------------------------------
189236                11-13            2,167.95       189304             11-12             231.29
-----------------------------------------------       -------------------------------------------
189237                11-12              190.62       189305             11-10           1,736.91
-----------------------------------------------       -------------------------------------------
189238                11-13              364.00       189307 *           11-13             900.00
-----------------------------------------------       -------------------------------------------
189239 *              11-12               96.87       189308             11-13           3,402.00
-----------------------------------------------       -------------------------------------------
189240                11-14                9.00       189309             11-13             595.00
-----------------------------------------------       -------------------------------------------
189241                11-14               25.72       189310             11-13           1,417.38
-----------------------------------------------       -------------------------------------------
189242                11-14              436.50       189312 *           11-12          12,133.68
-----------------------------------------------       -------------------------------------------
189243                11-12              105.56       189313             11-14          18,877.18
-----------------------------------------------       -------------------------------------------
189245 *              11-13              411.88       189314             11-13           7,997.75
-----------------------------------------------       -------------------------------------------
189246                11-14               84.48       189318 *           11-12           6,257.32
-----------------------------------------------       -------------------------------------------
189248 *              11-14              146.42       189319             11-13          13,689.76
-----------------------------------------------       -------------------------------------------
189249                11-10              538.32       189320             11-12           9,007.08
-----------------------------------------------       -------------------------------------------
189251 *              11-10               55.76       189322 *           11-12          19,368.70
-----------------------------------------------       -------------------------------------------
189253 *              11-12            1,089.96       189325 *           11-14           9,647.50
-----------------------------------------------       -------------------------------------------
189254                11-12              235.42       189327 *           11-07          13,569.34
-----------------------------------------------       -------------------------------------------
189257 *              11-13              555.73       189328             11-10          19,488.02
-----------------------------------------------       -------------------------------------------
189259 *              11-12              885.00       189333 *           11-10          22,620.45
-----------------------------------------------       -------------------------------------------
189260                11-13              490.62       189334             11-13          29,920.50
-----------------------------------------------       -------------------------------------------
189261                11-13              194.34       189335             11-13          32,090.74
-----------------------------------------------       -------------------------------------------
189262                11-13              155.06       189337 *           11-13          74,832.78
-----------------------------------------------       -------------------------------------------
189263                11-10               41.67       189338             11-12          16,710.13
-----------------------------------------------       -------------------------------------------
189264                11-12              872.36       189339             11-13       1,141,562.00
-----------------------------------------------       -------------------------------------------
189265                11-12               69.16       189340             11-14           5,425.05
-----------------------------------------------       -------------------------------------------
189266                11-13            1,047.47       189341             11-12          10,412.57
-----------------------------------------------       -------------------------------------------
189267                11-12                1.84       189344 *           11-14           9,996.09
-----------------------------------------------       -------------------------------------------
189268                11-14            1,775.25       189347 *           11-14          39,956.71
-----------------------------------------------       -------------------------------------------
189269                11-14              659.91       189348             11-13         106,533.91
-----------------------------------------------       -------------------------------------------
189271 *              11-12            1,145.83       189350 *           11-12             536.01
-----------------------------------------------       -------------------------------------------
189272                11-14            3,000.00       189351             11-12             515.00
-----------------------------------------------       -------------------------------------------
189273                11-12              401.67       189353 *           11-12             523.18
-----------------------------------------------       -------------------------------------------
189275 *              11-12              494.79       189354             11-12             127.46
-----------------------------------------------       -------------------------------------------
189276                11-14            4,102.20       189362 *           11-13             563.71
-----------------------------------------------       -------------------------------------------
189277                11-12            1,978.19       189363             11-13             162.27
-----------------------------------------------       -------------------------------------------
189279 *              11-12            1,135.86       189365 *           11-13             473.09
-----------------------------------------------       -------------------------------------------
189280                11-13              970.00       189367 *           11-10             120.00
-----------------------------------------------       -------------------------------------------
189281,               11-12            3,568.00       189368             11-13             607.87
-----------------------------------------------       -------------------------------------------
189283 *              11-13              143.23       189369             11-14           1,400.00
-----------------------------------------------       -------------------------------------------
189285 *              11-13               98.28       189370             11-14             371.05
-----------------------------------------------       -------------------------------------------
189286                11-13            2,029.16       189371             11-13             219.70
-----------------------------------------------       -------------------------------------------
189287                11-13               42.11       189372             11-12             239.79
-----------------------------------------------       -------------------------------------------
189288                11-13              750.00       189374 *           11-12              48.42
-----------------------------------------------       -------------------------------------------
189289                11-12               60.00       189375             11-13             348.00
-----------------------------------------------       -------------------------------------------
189291 *              11-13               72.00       189377 *           11-12             506.82
-----------------------------------------------       -------------------------------------------
189292                11-13            2,238.52       189378             11-13             100.00
-----------------------------------------------       -------------------------------------------
189293                11-12              844.56       189379             11-13             374.34
-----------------------------------------------       -------------------------------------------
189297 *              11-12              152.97       189381 *           11-14             778.86
-----------------------------------------------       -------------------------------------------
189298                11-13               52.42       189385 *           11-12           4,400.00
-----------------------------------------------       -------------------------------------------
189299                11-12              208.53       189388 *           11-13           7,592.40
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 9 of 15
November 15, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189390 *              11-13           18,404.30       189426             11-14             420.00
-----------------------------------------------       -------------------------------------------
189397 *              11-13              200.00       189428 *           11-13             133.92
-----------------------------------------------       -------------------------------------------
189398                11-12              600.00       189433 *           11-13           4,148.93
-----------------------------------------------       -------------------------------------------
189406 *              11-13            1,944.00       189442 *           11-14           5,600.00
-----------------------------------------------       -------------------------------------------
189410 *              11-14            1,249.29       189443             11-12         317,451.59
-----------------------------------------------       -------------------------------------------
189419 *              11-14            1,047.18       189468 *           11-14           1,605.29
-----------------------------------------------       -------------------------------------------
189422 *              11-13               86.18       189474 *           11-13         353,510.47
-----------------------------------------------       -------------------------------------------
189424 *              11-13              216.00       189491 *           11-14             400.26
-----------------------------------------------       -------------------------------------------
189425                11-14              446.50       * Skip in check sequence
-----------------------------------------------


DEBITS

Date            Description                                                          Subtractions
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                11,116,004.17
                  BOH FUNDS TRANSFER 110303 031103000921701
                  IN 009066
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                 3,479,193.56
                  BOH FUNDS TRANSFER 110303 031103000861701
                  DO 030658
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                 1,780,645.35
                  BOH FUNDS TRANSFER 110303 031103000855701
                  DO 030656
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                   375,000.00
                  BON FUNDS TRANSFER 110303 031103000852701
                  DO 030654
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                    99,669.49
                  BOH FUNDS TRANSFER 110303 031103000571701
                  DO 030650
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                    82,166.00
                  BOH FUNDS TRANSFER 110303 031103001005701
                  DO 030680
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                    42,022.00
                  BOH FUNDS TRANSFER 110303 031103000573701
                  DO 030652
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                    22,500.00
                  BOH FUNDS TRANSFER 110303 031103000572701
                  D0 030651
-------------------------------------------------------------------------------------------------
11-03           Outgoing Wire Trnsfr                                                     4,720.00
                  BOH FUNDS TRANSFER 110303 031103000849701
                  DO 030653
-------------------------------------------------------------------------------------------------
11-03           ACH Debit                                                              207,716.75
                  BP WEST COAST PR EFT DEBIT 304441416012399
-------------------------------------------------------------------------------------------------
11-03           ACH Debit                                                               10,000.00
                  BBC ACCT XFER TRANSFER
-------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                      49,102.96
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                       3,317.61
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 10 of 15
November 15, 2003                                                                     0001-028588

Date            Description                                                          Subtractions
-------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                      93,618.90
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                       5,288.58
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-04           Outgoing Wire Trnsfr                                                   249,659.74
                  BOH.FUNDS TRANSFER 110403 031104001043701
                  00030721
-------------------------------------------------------------------------------------------------
11-04           Outgoing Wire Trnsfr                                                    22,774.20
                  SOH FUNDS TRANSFER 110403 031104001040701
                  00030720
-------------------------------------------------------------------------------------------------
11-04           Outgoing Wire Trnsfr                                                     9,266.00
                  BOH FUNDS TRANSFER 110403 031104001038701
                  DO 030719
-------------------------------------------------------------------------------------------------
11-04           ACH Debit                                                            3,583,141.23
                  HAWAIIAN AIR PAYROLL 031 104 -SETT-e HAWNAIR
-------------------------------------------------------------------------------------------------
11-04           Automatic Transfer                                                       4,963.66
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-04           Automatic Transfer                                                         286.00
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------------------------
11-04           Automatic Transfer                                                      46,402.28
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-04           Automatic Transfer                                                       2,412.07
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-05           Outgoing Wire Trnsfr                                                   375,000.00
                  B0H FUNDS TRANSFER 110503 031105000873701
                  DO 030760
-------------------------------------------------------------------------------------------------
11-05           Outgoing Wire Trnsfr                                                   320,032.33
                  BOH FUNDS TRANSFER 110503 031105000878701
                  DO 030763
-------------------------------------------------------------------------------------------------
11-05           Outgoing Wire Trnsfr                                                   310,000.00
                  BOH FUNDS TRANSFER 110603 031105000875701
                  DO 030761
-------------------------------------------------------------------------------------------------
11-05           Outgoing Wire Trnsfr                                                       582.93
                  BOH FUNDS TRANSFER 110503 031105000877701
                  DO 030762
-------------------------------------------------------------------------------------------------
11-05           ACH Debit                                                            1,627,007.05
                  HAWAIIAN AIRLINE FED TAX 031105 -SETT-BOH MAXUS
-------------------------------------------------------------------------------------------------
11-05           Automatic Transfer                                                     102,464.04
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-05           Automatic Transfer                                                     559,975.27
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 11 of 15
November 15, 2003                                                                     0001-028588

Date            Description                                                          Subtractions
-------------------------------------------------------------------------------------------------
11-05           Automatic Transfer                                                     105,079.68
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-05           Automatic Transfer                                                       3,911.23
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-06           Outgoing Wire Trnsfr                                                    30,000.00
                  BOH FUNDS TRANSFER 110603 031106000923701
                  DO 030832
-------------------------------------------------------------------------------------------------
11-06           Outgoing Wire Trnsfr                                                    22,425.00
                  BOH FUNDS TRANSFER 110603 031106000921701
                  DO 030831
-------------------------------------------------------------------------------------------------
11-06           ACH Debit                                                               42,491.73
                  BP WEST COAST PR EFT DEBIT 309441714013199
-------------------------------------------------------------------------------------------------
11-06           ACH Debit                                                               22,822.00
                  EMPLOYMENT DEVEL EDD EFTPMT 110503 TXP*08817066*01100
                  031105 T268815*T*2013385*T*2282200\
-------------------------------------------------------------------------------------------------
11-06           Automatic Transfer                                                     161,506.50
                  TRANSFER TO CONCENTRATION ACCOUNT.
                  0001014129
-------------------------------------------------------------------------------------------------
11-06           Automatic Transfer                                                         797.81
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------------------------
11-06           Automatic Transfer                                                      72,835.34
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-06           Automatic Transfer                                                      52,510.94
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-06           Automatic Transfer                                                         355.55
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-07           Outgoing Wire Trnsfr                                                   250,000.00
                  BOH FUNDS TRANSFER 170703 031107001047701
                  DO 030901
-------------------------------------------------------------------------------------------------
11-07           Outgoing Wire Trnsfr                                                    17,201.11
                  BOH FUNDS TRANSFER 110703 031107001050701
                  DO 030902
-------------------------------------------------------------------------------------------------
11-07           Outgoing Wire Trnsfr                                                     4,749.70
                  BOH FUNDS TRANSFER 110703 031107000977701
                  DO 030900
-------------------------------------------------------------------------------------------------
11-07           Outgoing Wire Trnsfr                                                       834.34
                  BOH FUNDS TRANSFER 110703 031107000975701
                  DO 030899
-------------------------------------------------------------------------------------------------
11-07           ACH Debit                                                            2,152,930.77
                  HAWAIIAN AIRLINE TAX PMT 031 107 -SETT-BOH MAXUS
-------------------------------------------------------------------------------------------------
11-07           ACH Debit                                                              235,126.82
                  BP WEST COAST PR EFT DEBIT 310441159012099
-------------------------------------------------------------------------------------------------
11-07           Automatic Transfer                                                     141,567.51
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 12 of 15
November 15, 2003                                                                     0001-028588

Date            Description                                                          Subtractions
-------------------------------------------------------------------------------------------------
11-07           Automatic Transfer                                                       2,602.34
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------------------------
11-07           Automatic Transfer                                                      25,573.36
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-07           Automatic Transfer                                                         326.86
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-10           Debit Memo                                                               3,687.09
-------------------------------------------------------------------------------------------------
11-10           Outgoing Wire Trnsfr                                                   738,759.73
                  BOH FUNDS TRANSFER 111003 031110001350701
                  DO 030945
-------------------------------------------------------------------------------------------------
11-10           Outgoing Wire Trnsfr                                                   121,649.14
                  BOH FUNDS TRANSFER 111003 031110001330701
                  DO 030943
-------------------------------------------------------------------------------------------------
11-10           Outgoing Wire Trnsfr                                                    30,000.00
                  BOH FUNDS TRANSFER 111003 031110001347701
                  D0 030944
-------------------------------------------------------------------------------------------------
11-10           ACH Debit                                                              172,971.95
                  BP WEST COAST PR EFT DEBIT 311441725011099
-------------------------------------------------------------------------------------------------
11-10           ACH Debit                                                                1,004.00
                  STATE OF COLORAD STATETAX 110703 TXP*37101050020000
                  0*00011*031031*T*0000100400*U*0000000000*U*0000000000*
-------------------------------------------------------------------------------------------------
11-10           Automatic Transfer                                                      82,881.49
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-10           Automatic Transfer                                                         919.84
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------------------------
11-10           Automatic Transfer                                                   2,717,924.78
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-10           Automatic Transfer                                                         586.55
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-10           Automatic Transfer                                                       1,297.03
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-12           Outgoing Wire Trnsfr                                                   488,000.00
                  BOH FUNDS TRANSFER 111203 031112000772701
                  DO 030983
-------------------------------------------------------------------------------------------------
11-12           ACH Debit                                                                8,500.00
                  BBC ACCT XFER TRANSFER
-------------------------------------------------------------------------------------------------
11-12           Automatic Transfer                                                     125,558.86
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-12           Automatic Transfer                                                       6,844.39
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 13 of 15
November 15, 2003                                                                     0001-028588

Date            Description                                                          Subtractions
-------------------------------------------------------------------------------------------------
11-12           Automatic Transfer                                                     614,234.39
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-12           Automatic Transfer                                                       8,258.48
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-12           Automatic Transfer                                                       5,664.05
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-13           Outgoing Wire Trnsfr                                                   750,000.00
                  BOH FUNDS TRANSFER 111303 031113000905701
                  DO 031058
-------------------------------------------------------------------------------------------------
11-13           Outgoing Wire Trnsfr                                                    30,000.00
                  BOH FUNDS TRANSFER 111303 031113000903701
                  DO 031057
-------------------------------------------------------------------------------------------------
11-13           Outgoing Wire Trnsfr                                                    25,194.04
                  DOH FUNDS TRANSFER 111303 031113000802701
                  DO 031056
-------------------------------------------------------------------------------------------------
11-13           ACH Debit                                                               16,882.74
                  BP WEST COAST PR EFT DEBIT 316443018013699
-------------------------------------------------------------------------------------------------
11-13           Automatic Transfer                                                      94,154.17
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-13           Automatic Transfer                                                       5,908.26
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------------------------
11-13           Automatic Transfer                                                   1,193,356.11
                  TRANSFER TO CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-13           Automatic Transfer                                                      20,939.98
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-13           Automatic Transfer                                                       3,026.49
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                   865,920.76
                  BOH FUNDS TRANSFER 111403 031114001053701
                  DO 031112
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                   654,793.71
                  BOH FUNDS TRANSFER 111403 031114001056701
                  DO 031113
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                   332,434.21
                  BOH FUNDS TRANSFER 111403 031114001124701
                  DO 031130
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                   250,000.00
                  BOH FUNDS TRANSFER 111403 031114001044701
                  DO 031110
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                   108,819.88
                  BOH FUNDS TRANSFER 111403 031114001047701
                  DO 031111

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 14 of 15
November 15, 2003                                                                     0001-028588

Date            Description                                                          Subtractions
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                    58,153.88
                  BOH FUNDS TRANSFER 111403 031114001066701
                  D0 031116
-------------------------------------------------------------------------------------------------
11-14           Outgoing Wire Trnsfr                                                    10,635.01
                  BOH FUNDS TRANSFER 111403 031114001059701
                  D0 031114
-------------------------------------------------------------------------------------------------
11-14           ACM Debit                                                               17,113.64
                  BP WEST COAST PR EFT DEBIT 317443118012699
-------------------------------------------------------------------------------------------------
11-14           Automatic Transfer                                                      23,340.82
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014129
-------------------------------------------------------------------------------------------------
11-14           Automatic Transfer                                                       1,993.19
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001014137
-------------------------------------------------------------------------------------------------
11-14           Automatic Transfer                                                         502.34
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028677
-------------------------------------------------------------------------------------------------
11-14           Automatic Transfer                                                       1,765.22
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0080463693

CREDITS

Date            Description                                                             Additions
-------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                  14,029,373.61
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                   4,167,558.46
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424
-------------------------------------------------------------------------------------------------
11-04           Automatic Transfer                                                   3,697,510.99
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-04           Automatic Transfer                                                     816,031.34
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424
-------------------------------------------------------------------------------------------------
11-05           Automatic Transfer                                                   3,137,949.84
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424
-------------------------------------------------------------------------------------------------
11-06           Automatic Transfer                                                   1,318,227.19
                  TRANSFER FROM CONCENTRATION ACCOUNT 0001042424
-------------------------------------------------------------------------------------------------
11-07           Automatic Transfer                                                   1,498,689.76
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-07           Automatic Transfer                                                   1,609,536.01
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424
-------------------------------------------------------------------------------------------------
11-10           Automatic Transfer                                                   4,937,579.94
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 15 of 15
November 15, 2003                                                                     0001-028588

Date            Description                                                             Additions
-------------------------------------------------------------------------------------------------
11-12           Automatic Transfer                                                   2,052,480.77
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424
-------------------------------------------------------------------------------------------------
11-13           Automatic Transfer                                                   4,141,310.62
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424
-------------------------------------------------------------------------------------------------
11-14           Automatic Transfer                                                     550,426.79
                  TRANSFER FROM CAT GOV SEC FUND-S
                  00000000800963050
-------------------------------------------------------------------------------------------------
11-14           Automatic Transfer                                                   1,499,466.22
                  TRANSFER FROM CONCENTRATION ACCOUNT
                  0001042424


DAILY BALANCES

Date                   Amount      Date                Amount      Date                 Amount
-----------------------------      --------------------------      ---------------------------
10-31            3,033,565.00      11-06         2,606,896.00      11-13          3,204,955.00
-----------------------------      --------------------------      ---------------------------
11-03            3,444,328.00      11-07         2,707,447.00      11-14          2,596,723.00
-----------------------------      --------------------------      ---------------------------
11-04            3,079,262.00      11-10         2,834,727.00
-----------------------------      --------------------------
11-05            2,521,770.00      11-12         3,067,396.00
-----------------------------      --------------------------

[LOGO OMITTED] Bank of Hawaii                    Statement of Account



Last statement:  November 15, 2003               Account: 0001-028588
This statement:  November 30, 2003               Page 1 of 14
Total days in statement period: 15               Number of Enclosures: (744)

                                                 Direct inquiries to:
                                                 888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                  BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                     P.O. BOX 2900
HONOLULU HI 96820                                HONOLULU HI 96846



------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

------------------------------------------------------------------------------


Business Cash Advantage

Account number                           0001-028588   Beginning balance        $2,596,723.00
Enclosures                                       744   Total additions          31,460,692.44
Low balance                            $2,521,770.00   Total subtractions       31,329,237.44
                                                                                -------------
Average balance                        $2,892,252.13   Ending balance           $2,728,178.00

CHECKS

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
183688                11-17           80,000.00       188182             11-17             129.60
-----------------------------------------------       -------------------------------------------
186266 *              11-19              432.00       188192 *           11-18             216.00
-----------------------------------------------       -------------------------------------------
186278 *              11-17              216.00       188274 *           11-24             105.00
-----------------------------------------------       -------------------------------------------
186803 *              11-20               30.00       188292 *           11-19              13.00
-----------------------------------------------       -------------------------------------------
187386 *              11-24              977.43       188294 *           11-21              30.00
-----------------------------------------------       -------------------------------------------
187476 *              11-20               17.71       188297 *           11-17             304.61
-----------------------------------------------       -------------------------------------------
187528 *              11-19            1,295.50       188358 *           11-21             210.20
-----------------------------------------------       -------------------------------------------
187794 *              11-19              129.60       188616 *           11-17          10,166.59
-----------------------------------------------       -------------------------------------------
187795                11-19              216.00       188647 *           11-25              78.00
-----------------------------------------------       -------------------------------------------
187824 *              11-28               25.00       188670 *           11-18              87.73
-----------------------------------------------       -------------------------------------------
188036 *              11-25            1,850.00       188686 *           11-18              72.60
-----------------------------------------------       -------------------------------------------
188071 *              11-26              588.80       188696 *           11-20              41.50
-----------------------------------------------       -------------------------------------------
188092 *              11-26              228.94       188707 *           11-21             785.50
-----------------------------------------------       -------------------------------------------
188151 *              11-18              648.00       188724 *           11-25             325.00
-----------------------------------------------       -------------------------------------------
188158 *              11-17              302.40       188732 *           11-17              31.54
-----------------------------------------------       -------------------------------------------
188167 *              11-26              216.00       188735 *           11-25               6.80
-----------------------------------------------       -------------------------------------------
188170 *              11-25               13.00       188762 *           11-28             280.35
-----------------------------------------------       -------------------------------------------
188172 *              11-24              259.20       188763             11-18             136.10
-----------------------------------------------       -------------------------------------------
188180 *              11-17              216.00       188771 *           11-17             384.00
-----------------------------------------------       -------------------------------------------
188181                11-17               32.40       188786 *           11-19             576.00
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 2 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
188808 *              11-19              270.00       189130 *           11-17             968.00
-----------------------------------------------       -------------------------------------------
188812 *              11-21              291.24       189131             11-17           1,790.56
-----------------------------------------------       -------------------------------------------
188826 *              11-17              381.64       189133 *           11-17              69.24
-----------------------------------------------       -------------------------------------------
188851 *              11-17              312.56       189135 *           11-19             356.40
-----------------------------------------------       -------------------------------------------
188938 *              11-24           46,561.47       189136             11-19              82.19
-----------------------------------------------       -------------------------------------------
188943 *              11-28            7,312.50       189139 *           11-19           1,119.00
-----------------------------------------------       -------------------------------------------
188953 *              11-25           23,460.55       189163 *           11-18             741.00
-----------------------------------------------       -------------------------------------------
188954                11-17           15,000.00       189165 *           11-17           1,088.62
-----------------------------------------------       -------------------------------------------
188984 *              11-24               25.20       189167 *           11-17             697.00
-----------------------------------------------       -------------------------------------------
188986 *              11-17            2,591.50       189172 *           11-17             200.00
-----------------------------------------------       -------------------------------------------
188991 *              11-28            6,120.25       189173             11-24              42.15
-----------------------------------------------       -------------------------------------------
188995 *              11-19          154,800.00       189176 *           11-17             316.54
-----------------------------------------------       -------------------------------------------
188996                11-20          457,461.00       189185 *           11-17             139.95
-----------------------------------------------       -------------------------------------------
188998 *              11-18              325.00       189203 *           11-17             275.55
-----------------------------------------------       -------------------------------------------
189000 *              11-20            1,500.00       189211 *           11-20             325.00
-----------------------------------------------       -------------------------------------------
189001                11-25              750.00       189212             11-19             152.72
-----------------------------------------------       -------------------------------------------
189003 *              11-20            3,500.00       189226 *           11-18           2,339.99
-----------------------------------------------       -------------------------------------------
189006 *              11-25           74,885.33       189227             11-20             498.00
-----------------------------------------------       -------------------------------------------
189012 *              11-19              314.25       189230 *           11-17              35.00
-----------------------------------------------       -------------------------------------------
189024 *              11-28                9.03       189231             11-24              15.00
-----------------------------------------------       -------------------------------------------
189025                11-25               65.60       189232             11-17           2,769.77
-----------------------------------------------       -------------------------------------------
189026                11-17              135.08       189244 *           11-17             702.80
-----------------------------------------------       -------------------------------------------
189033 *              11-17               40.48       189250 *           11-19             226.21
-----------------------------------------------       -------------------------------------------
189039 *              11-18              156.25       189252 *           11-26           3,843.84
-----------------------------------------------       -------------------------------------------
189040                11-17              451.94       189255 *           11-17             238.80
-----------------------------------------------       -------------------------------------------
189046 *              11-17              290.00       189256             11-17           1,704.00
-----------------------------------------------       -------------------------------------------
189048 *              11-25           25,000.00       189258 *           11-25           1,850.00
-----------------------------------------------       -------------------------------------------
189051 *              11-28               25.00       189270 *           11-24           1,308.75
-----------------------------------------------       -------------------------------------------
189053 *              11-24               13.00       189274 *           11-21               9.97
-----------------------------------------------       -------------------------------------------
189056 *              11-17              159.17       189278 *           11-17           1,317.42
-----------------------------------------------       -------------------------------------------
189057                11-24              584.64       189282 *           11-17           1,799.26
-----------------------------------------------       -------------------------------------------
189064 *              11-17            1,494.11       189284 *           11-17             156.19
-----------------------------------------------       -------------------------------------------
189066 *              11-17              175.93       189290 *           11-17             707.78
-----------------------------------------------       -------------------------------------------
189073 *              11-17               66.00       189294 *           11-17           3,750.00
-----------------------------------------------       -------------------------------------------
189074                11-17              125.84       189295             11-17           1,321.61
-----------------------------------------------       -------------------------------------------
189076 *              11-20            3,420.50       189300 *           11-24             255.00
-----------------------------------------------       -------------------------------------------
189079 *              11-17            1,088.00       189306 *           11-17             297.50
-----------------------------------------------       -------------------------------------------
189080                11-17               11.00       189311 *           11-21          34,936.90
-----------------------------------------------       -------------------------------------------
189084 *              11-17            1,600.00       189315 *           11-17          18,570.00
-----------------------------------------------       -------------------------------------------
189088 *              11-18              650.00       189316             11-17           7,110.00
-----------------------------------------------       -------------------------------------------
189090 *              11-25              111.39       189317             11-17          10,278.65
-----------------------------------------------       -------------------------------------------
189095 *              11-18              112.50       189321 *           11-26          61,099.69
-----------------------------------------------       -------------------------------------------
189100 *              11-17              350.00       189323 *           11-19          83,313.89
-----------------------------------------------       -------------------------------------------
189105 *              11-19              238.00       189324             11-17          73,920.00
-----------------------------------------------       -------------------------------------------
189109 *              11-24              245.00       189326 *           11-24          10,400.00
-----------------------------------------------       -------------------------------------------
189110                11-26              144.12       189336 *           11-17           9,784.28
-----------------------------------------------       -------------------------------------------
189114 *              11-17              651.92       189342 *           11-17          10,409.48
-----------------------------------------------       -------------------------------------------
189116 *              11-19              146.92       189345 *           11-24         169,050.00
-----------------------------------------------       -------------------------------------------
189123 *              11-25            1,818.48       189346             11-17          74,632.26
-----------------------------------------------       -------------------------------------------
189126 *              11-20              385.36       189349 *           11-17          26,440.68
-----------------------------------------------       -------------------------------------------
189127                11-17              380.00       189356 *           11-19             158.00
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 3 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189358 *              11-17              221.36       189454             11-26             604.80
-----------------------------------------------       -------------------------------------------
189359                11-20              215.88       189457 *           11-18             980.00
-----------------------------------------------       -------------------------------------------
189360                11-20               15.31       189458             11-24             561.60
-----------------------------------------------       -------------------------------------------
189361                11-17              198.78       189459             11-24             172.80
-----------------------------------------------       -------------------------------------------
189364 *              11-18              128.49       189461 *           11-25             216.00
-----------------------------------------------       -------------------------------------------
189366 *              11-17              695.48       189464 *           11-18             750.00
-----------------------------------------------       -------------------------------------------
189373 *              11-24              308.48       189465             11-17             336.90
-----------------------------------------------       -------------------------------------------
189376 *              11-17            2,194.00       189466             11-17             985.66
-----------------------------------------------       -------------------------------------------
189380 *              11-20              304.58       189467             11-17             809.28
-----------------------------------------------       -------------------------------------------
189382 *              11-17            1,960.00       189469 *           11-19              87.90
-----------------------------------------------       -------------------------------------------
189383                11-17            1,584.56       189470             11-28           2,163.20
-----------------------------------------------       -------------------------------------------
189384                11-17              183.50       189471             11-17          15,960.00
-----------------------------------------------       -------------------------------------------
189386 *              11-28              289.12       189472             11-17          18,301.10
-----------------------------------------------       -------------------------------------------
189387                11-17            2,890.00       189473             11-21           7,172.41
-----------------------------------------------       -------------------------------------------
189389 *              11-17           12,452.50       189478 *           11-17             688.68
-----------------------------------------------       -------------------------------------------
189391 *              11-17              626.00       189479             11-28              13.00
-----------------------------------------------       -------------------------------------------
189392                11-20               30.00       189481 *           11-25              13.00
-----------------------------------------------       -------------------------------------------
189394 *              11-24              200.00       189482             11-19              67.88
-----------------------------------------------       -------------------------------------------
189395                11-18              141.84       189483             11-24             466.60
-----------------------------------------------       -------------------------------------------
189396                11-18              200.00       189484             11-18             470.12
-----------------------------------------------       -------------------------------------------
189399 *              11-26              285.53       189486 *           11-20               4.42
-----------------------------------------------       -------------------------------------------
189400                11-24              187.11       189488 *           11-17             177.00
-----------------------------------------------       -------------------------------------------
189401                11-21              200.00       189489             11-24              36.00
-----------------------------------------------       -------------------------------------------
189402                11-17              200.00       189490             11-19              34.15
-----------------------------------------------       -------------------------------------------
189403                11-24              200.00       189492 *           11-24             550.00
-----------------------------------------------       -------------------------------------------
189405 *              11-24               25.00       189493             11-25           1,400.00
-----------------------------------------------       -------------------------------------------
189408 *              11-17              187.25       189494             11-19              49.99
-----------------------------------------------       -------------------------------------------
189409                11-17               27.54       189495             11-26             506.52
-----------------------------------------------       -------------------------------------------
189411 *              11-18              168.61       189497 *           11-25             190.92
-----------------------------------------------       -------------------------------------------
189412                11-18            3,050.68       189498             11-24             450.00
-----------------------------------------------       -------------------------------------------
189413                11-18              473.64       189499             11-24           3,222.00
-----------------------------------------------       -------------------------------------------
189414                11-18              513.54       189500             11-21             984.96
-----------------------------------------------       -------------------------------------------
189415                11-18              560.04       189501             11-17             500.00
-----------------------------------------------       -------------------------------------------
189418 *              11-17            3,718.68       189502             11-18           2,324.20
-----------------------------------------------       -------------------------------------------
189420                11-28            1,600.00       189503             11-21           1,725.00
-----------------------------------------------       -------------------------------------------
189423 *              11-24              195.00       189504             11-21           4,767.00
-----------------------------------------------       -------------------------------------------
189427 *              11-24            2,166.49       189505             11-18           4,479.14
-----------------------------------------------       -------------------------------------------
189429 *              11-26               57.39       189506             11-20             720.59
-----------------------------------------------       -------------------------------------------
189430                11-21                 .20       189507             11-21              28.80
-----------------------------------------------       -------------------------------------------
189431                11-20              493.81       189508             11-24             360.00
-----------------------------------------------       -------------------------------------------
189432                11-28              165.88       189509             11-17           1,960.80
-----------------------------------------------       -------------------------------------------
189434 *              11-17              283.52       189510             11-25             112.50
-----------------------------------------------       -------------------------------------------
189435                11-17              125.99       189511             11-19             182.44
-----------------------------------------------       -------------------------------------------
189436                11-20            1,656.00       189512             11-25           2,400.00
-----------------------------------------------       -------------------------------------------
189437                11-17            1,667.06       189513             11-19             130.37
-----------------------------------------------       -------------------------------------------
189438                11-17            2,942.19       189514             11-18           2,720.00
-----------------------------------------------       -------------------------------------------
189439                11-20              439.00       189515             11-18             377.60
-----------------------------------------------       -------------------------------------------
189440                11-25              420.00       189516             11-21           1,352.70
-----------------------------------------------       -------------------------------------------
189441                11-28            4,439.76       189517             11-18              16.16
-----------------------------------------------       -------------------------------------------
189452 *              11-28              518.40       189518             11-20           2,627.64
-----------------------------------------------       -------------------------------------------
189453                11-28              216.00       189519             11-19              28.00
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 4 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189520                11-19            2,041.68       189575             11-20             129.00
-----------------------------------------------       -------------------------------------------
189521                11-19               75.52       189576             11-18             166.57
-----------------------------------------------       -------------------------------------------
189522                11-19            4,257.60       189577             11-24             184.80
-----------------------------------------------       -------------------------------------------
189523                11-18              225.09       189578             11-19             407.53
-----------------------------------------------       -------------------------------------------
189524                11-17              101.69       189579             11-20             784.00
-----------------------------------------------       -------------------------------------------
189525                11-19            3,916.80       189580             11-25           3,381.01
-----------------------------------------------       -------------------------------------------
189526                11-18              918.31       189581             11-24           2,190.52
-----------------------------------------------       -------------------------------------------
189527                11-20            2,501.87       189582             11-18              41.90
-----------------------------------------------       -------------------------------------------
189529 *              11-20              525.81       189583             11-24           2,170.08
-----------------------------------------------       -------------------------------------------
189530                11-21              250.00       189585 *           11-19             625.52
-----------------------------------------------       -------------------------------------------
189531                11-21              950.40       189586             11-20           4,304.74
-----------------------------------------------       -------------------------------------------
189532                11-24            1,321.22       189587             11-18             376.36
-----------------------------------------------       -------------------------------------------
189533                11-18               78.00       189588             11-20             258.00
-----------------------------------------------       -------------------------------------------
189534                11-19              211.81       189589             11-20           2,354.69
-----------------------------------------------       -------------------------------------------
189535                11-25              610.34       189590             11-28             292.60
-----------------------------------------------       -------------------------------------------
189537 *              11-19              138.79       189591             11-24             372.33
-----------------------------------------------       -------------------------------------------
189538                11-18            2,150.00       189592             11-17              32.09
-----------------------------------------------       -------------------------------------------
189539                11-20               45.00       189593             11-20           2,950.00
-----------------------------------------------       -------------------------------------------
189540                11-19               49.12       189594             11-18             555.19
-----------------------------------------------       -------------------------------------------
189541                11-20              605.83       189595             11-21             400.32
-----------------------------------------------       -------------------------------------------
189542                11-20            1,709.64       189596             11-18           1,485.96
-----------------------------------------------       -------------------------------------------
189543                11-20                8.50       189597             11-20               6.00
-----------------------------------------------       -------------------------------------------
189544                11-19            2,139.12       189598             11-19              35.40
-----------------------------------------------       -------------------------------------------
189545                11-21               94.54       189599             11-18              27.15
-----------------------------------------------       -------------------------------------------
189546                11-19            1,164.38       189600             11-17           2,731.06
-----------------------------------------------       -------------------------------------------
189547                11-17              266.50       189601             11-17              78.96
-----------------------------------------------       -------------------------------------------
189548                11-19              980.00       189602             11-21             371.16
-----------------------------------------------       -------------------------------------------
189549                11-24               20.42       189603             11-18             392.00
-----------------------------------------------       -------------------------------------------
189551 *              11-18               87.00       189604             11-17           4,534.45
-----------------------------------------------       -------------------------------------------
189552                11-28              800.00       189605             11-19             300.00
-----------------------------------------------       -------------------------------------------
189553                11-26            1,650.72       189606             11-19             318.74
-----------------------------------------------       -------------------------------------------
189554                11-18              468.74       189607             11-26             661.79
-----------------------------------------------       -------------------------------------------
189555                11-20              141.56       189608             11-18             300.00
-----------------------------------------------       -------------------------------------------
189556                11-24            2,876.00       189609             11-24             918.75
-----------------------------------------------       -------------------------------------------
189557                11-21              975.51       189610             11-18             295.39
-----------------------------------------------       -------------------------------------------
189559 *              11-19              107.29       189611             11-19             652.50
-----------------------------------------------       -------------------------------------------
189560                11-20               80.72       189612             11-18           1,250.00
-----------------------------------------------       -------------------------------------------
189561                11-18               52.22       189613             11-21           2,065.09
-----------------------------------------------       -------------------------------------------
189562                11-19              429.60       189614             11-21             410.03
-----------------------------------------------       -------------------------------------------
189563                11-21               40.20       189615             11-24             217.75
-----------------------------------------------       -------------------------------------------
189564                11-20            3,351.57       189616             11-20             150.00
-----------------------------------------------       -------------------------------------------
189565                11-21              142.74       189617             11-21           1,200.00
-----------------------------------------------       -------------------------------------------
189566                11-18              396.40       189618             11-21              51.00
-----------------------------------------------       -------------------------------------------
189567                11-19              464.00       189619             11-21             139.00
-----------------------------------------------       -------------------------------------------
189568                11-18            1,855.00       189621 *           11-19             362.47
-----------------------------------------------       -------------------------------------------
189569                11-18                6.24       189622             11-18             578.13
-----------------------------------------------       -------------------------------------------
189570                11-18               51.95       189623             11-21             205.51
-----------------------------------------------       -------------------------------------------
189571                11-20            1,925.20       189624             11-19             273.44
-----------------------------------------------       -------------------------------------------
189572                11-19            1,780.97       189625             11-18             600.00
-----------------------------------------------       -------------------------------------------
189573                11-21              434.99       189626             11-20             385.00
-----------------------------------------------       -------------------------------------------
189574                11-18              281.25       189627             11-19           3,913.20
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 5 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189628                11-19              981.24       189684             11-20          38,688.00
-----------------------------------------------       -------------------------------------------
189629                11-18              448.40       189685             11-18           5,905.51
-----------------------------------------------       -------------------------------------------
189630                11-18            2,903.10       189686             11-20          28,206.25
-----------------------------------------------       -------------------------------------------
189631                11-20              166.67       189687             11-18          28,446.07
-----------------------------------------------       -------------------------------------------
189632                11-17               15.62       189688             11-18          16,617.15
-----------------------------------------------       -------------------------------------------
189633                11-20            1,398.24       189689             11-17          16,025.32
-----------------------------------------------       -------------------------------------------
189634                11-20              252.90       189690             11-19          33,082.00
-----------------------------------------------       -------------------------------------------
189635                11-19              531.90       189691             11-18           6,082.80
-----------------------------------------------       -------------------------------------------
189636                11-20              327.94       189692             11-19           8,210.20
-----------------------------------------------       -------------------------------------------
189637                11-18               90.45       189693             11-20          54,499.28
-----------------------------------------------       -------------------------------------------
189638                11-24              600.00       189694             11-18           6,780.00
-----------------------------------------------       -------------------------------------------
189639                11-21              406.05       189695             11-18          10,481.86
-----------------------------------------------       -------------------------------------------
189640                11-19            1,145.83       189696             11-19          75,636.29
-----------------------------------------------       -------------------------------------------
189641                11-20              460.00       189697             11-18          14,816.59
-----------------------------------------------       -------------------------------------------
189642                11-21            1,722.78       189698             11-19          15,274.35
-----------------------------------------------       -------------------------------------------
189643                11-21              972.22       189699             11-24           7,517.12
-----------------------------------------------       -------------------------------------------
189644                11-19            3,344.52       189700             11-18          14,212.25
-----------------------------------------------       -------------------------------------------
189645                11-20              504.94       189701             11-18          49,051.33
-----------------------------------------------       -------------------------------------------
189646                11-18              371.78       189707 *           11-17          19,707.15
-----------------------------------------------       -------------------------------------------
189647                11-20               23.00       189711 *           11-17          44,520.71
-----------------------------------------------       -------------------------------------------
189648                11-19              950.00       189712             11-21           5,537.71
-----------------------------------------------       -------------------------------------------
189649                11-18              397.50       189713             11-20          10,222.93
-----------------------------------------------       -------------------------------------------
189650                11-18              224.74       189714             11-19          10,339.68
-----------------------------------------------       -------------------------------------------
189651                11-19              168.96       189715             11-17           9,779.73
-----------------------------------------------       -------------------------------------------
189652                11-19              732.00       189716             11-20           6,089.65
-----------------------------------------------       -------------------------------------------
189654 *              11-24            1,250.81       189717             11-19          62,357.84
-----------------------------------------------       -------------------------------------------
189655                11-26              517.00       189718             11-20          76,350.35
-----------------------------------------------       -------------------------------------------
189656                11-21              250.00       189719             11-18           6,375.72
-----------------------------------------------       -------------------------------------------
189657                11-19            1,612.25       189720             11-20           9,849.28
-----------------------------------------------       -------------------------------------------
189658                11-20              242.66       189721             11-19          55,966.00
-----------------------------------------------       -------------------------------------------
189659                11-17              150.00       189722             11-20           5,460.47
-----------------------------------------------       -------------------------------------------
189660                11-19            1,102.50       189723             11-21          18,828.34
-----------------------------------------------       -------------------------------------------
189661                11-19              120.42       189724             11-20          27,497.94
-----------------------------------------------       -------------------------------------------
189663 *              11-19            4,336.33       189725             11-18          10,406.60
-----------------------------------------------       -------------------------------------------
189664                11-20              692.00       189726             11-19          36,897,50
-----------------------------------------------       -------------------------------------------
189665                11-21            3,438.90       189727             11-24          15,027.45
-----------------------------------------------       -------------------------------------------
189667 *              11-24              295.00       189728             11-17          16,827.12
-----------------------------------------------       -------------------------------------------
189668                11-24            3,000.00       189729             11-21          13,006.21
-----------------------------------------------       -------------------------------------------
189669                11-26              244.82       189730             11-18          10,469.67
-----------------------------------------------       -------------------------------------------
189670                11-26              262.00       189731             11-26             432.00
-----------------------------------------------       -------------------------------------------
189671                11-18              110.75       189732             11-26             129.60
-----------------------------------------------       -------------------------------------------
189672                11-18              396.50       189740 *           11-19             262.89
-----------------------------------------------       -------------------------------------------
189673                11-20            4,806.60       189745 *           11-28             216.00
-----------------------------------------------       -------------------------------------------
189674                11-21            3,599.10       189748 *           11-24              98.65
-----------------------------------------------       -------------------------------------------
189675                11-18            1,193.30       189750 *           11-18              40.74
-----------------------------------------------       -------------------------------------------
189676                11-18              108.33       189752 *           11-19             172.80
-----------------------------------------------       -------------------------------------------
189677                11-20              950.00       189757 *           11-21             238.00
-----------------------------------------------       -------------------------------------------
189679 *              11-18              150.00       189760             11-20             238.00
-----------------------------------------------       -------------------------------------------
189680                11-24              440.02       189761             11-28             366.70
-----------------------------------------------       -------------------------------------------
189681                11-19               29.99       189762             11-24             216.61
-----------------------------------------------       -------------------------------------------
189682                11-19           13,607.77       189768 *           11-20              30.00
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 6 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189771 *              11-25               44.64       189832             11-24          29,031.07
-----------------------------------------------       -------------------------------------------
189772                11-28               57.28       189833             11-21             150.00
-----------------------------------------------       -------------------------------------------
189774 *              11-25              263.68       189834             11-24             188.33
-----------------------------------------------       -------------------------------------------
189775                11-19            9,032.80       189837 *           11-25          15,563.18
-----------------------------------------------       -------------------------------------------
189777 *              11-21           72,818.51       189838             11-26           1,476.00
-----------------------------------------------       -------------------------------------------
189778                11-24           26,691.51       189839             11-26             234.84
-----------------------------------------------       -------------------------------------------
189779                11-20            9,447.18       189840             11-28             137.58
-----------------------------------------------       -------------------------------------------
189780                11-21              110.00       189841             11-26             450.00
-----------------------------------------------       -------------------------------------------
189781                11-19            1,091.50       189843 *           11-28             612.84
-----------------------------------------------       -------------------------------------------
189782                11-28            1,588.90       189848 *           11-26              13.00
-----------------------------------------------       -------------------------------------------
189783                11-19            7,561.00       189851 *           11-28             156.44
-----------------------------------------------       -------------------------------------------
189785 *              11-24              588.54       189853 *           11-26             541.99
-----------------------------------------------       -------------------------------------------
189786                11-28              265.00       189854             11-26              32.34
-----------------------------------------------       -------------------------------------------
189788 *              11-24              148.50       189860 *           11-28           2,784.00
-----------------------------------------------       -------------------------------------------
189789                11-24               48.66       189861             11-21           1,864.83
-----------------------------------------------       -------------------------------------------
189790                11-20            2,654.00       189862             11-26             367.62
-----------------------------------------------       -------------------------------------------
189792 *              11-18              902.34       189864 *           11-28           3,205.75
-----------------------------------------------       -------------------------------------------
189793                11-21              222.14       189865             11-26           2,850.00
-----------------------------------------------       -------------------------------------------
189794                11-25            1,690.00       189866             11-24           5,212.00
-----------------------------------------------       -------------------------------------------
189795                11-25            3,046.00       189867             11-28              43.76
-----------------------------------------------       -------------------------------------------
189796                11-25              280.25       189868             11-25             442.91
-----------------------------------------------       -------------------------------------------
189797                11-20            4,500.00       189870 *           11-26              94.63
-----------------------------------------------       -------------------------------------------
189798                11-24              831.94       189871             11-26             291.60
-----------------------------------------------       -------------------------------------------
189799                11-21            4,988.60       189872             11-25             478.81
-----------------------------------------------       -------------------------------------------
189800                11-19              512.00       189873             11-26             260.26
-----------------------------------------------       -------------------------------------------
189801                11-28              886.22       189874             11-26             747.50
-----------------------------------------------       -------------------------------------------
189802                11-25            2,547.00       189877 *           11-25           1,081.95
-----------------------------------------------       -------------------------------------------
189803                11-25          884,871.86       189878             11-28           2,061.00
-----------------------------------------------       -------------------------------------------
189804                11-24           25,947.64       189879             11-25             202.02
-----------------------------------------------       -------------------------------------------
189805                11-24            9,145.00       189880             11-26           1,097.60
-----------------------------------------------       -------------------------------------------
189806                11-25            5,070.00       189881             11-25             625.97
-----------------------------------------------       -------------------------------------------
189810 *              11-25               22.88       189882             11-25             990.87
-----------------------------------------------       -------------------------------------------
189812 *              11-28               63.77       189883             11-24             674.47
-----------------------------------------------       -------------------------------------------
189813                11-21              150.75       189885 *           11-25             155.52
-----------------------------------------------       -------------------------------------------
189814                11-20            1,943.95       189886             11-26           2,379.52
-----------------------------------------------       -------------------------------------------
189815                11-21               25.84       189887             11-26             863.18
-----------------------------------------------       -------------------------------------------
189816                11-26              240.50       189888             11-26              80.21
-----------------------------------------------       -------------------------------------------
189817                11-28            1,496.44       189889             11-24             206.49
-----------------------------------------------       -------------------------------------------
189818                11-25              463.69       189891 *           11-25             287.45
-----------------------------------------------       -------------------------------------------
189819                11-25              883.71       189892             11-24             312.70
-----------------------------------------------       -------------------------------------------
189820                11-24               57.47       189893             11-26           2,109.37
-----------------------------------------------       -------------------------------------------
189821                11-21              106.33       189895 *           11-26              70.00
-----------------------------------------------       -------------------------------------------
189822                11-25              958.16       189896             11-24              79.17
-----------------------------------------------       -------------------------------------------
189823                11-28            1,113.50       189897             11-25              77.25
-----------------------------------------------       -------------------------------------------
189824                11-20            3,257.60       189898             11-26             675.00
-----------------------------------------------       -------------------------------------------
189826 *              11-24              583.00       189899             11-24              83.32
-----------------------------------------------       -------------------------------------------
189827                11-24              674.44       189900             11-26           1,555.48
-----------------------------------------------       -------------------------------------------
189828                11-26              730.14       189901             11-25             398.31
-----------------------------------------------       -------------------------------------------
189829                11-21            2,000.61       189902             11-26           2,367.86
-----------------------------------------------       -------------------------------------------
189830                11-28            1,188.25       189904 *           11-28             622.00
-----------------------------------------------       -------------------------------------------
189831                11-28            5,022.60       189910 *           11-25             445.16
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 7 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
189911                11-25              399.64       189969             11-26             205.13
-----------------------------------------------       -------------------------------------------
189912                11-24              132.00       189970             11-25             487.33
-----------------------------------------------       -------------------------------------------
189913                11-28              628.00       189971             11-26           1,302.00
-----------------------------------------------       -------------------------------------------
189914                11-26            2,214.00       189972             11-26              75.00
-----------------------------------------------       -------------------------------------------
189915                11-28               27.80       189973             11-25             224.78
-----------------------------------------------       -------------------------------------------
189916                11-26              486.76       189974             11-26           1,795.02
-----------------------------------------------       -------------------------------------------
189917                11-28              257.00       189975             11-28             225.00
-----------------------------------------------       -------------------------------------------
189918                11-26            3,230.87       189976             11-25             147.54
-----------------------------------------------       -------------------------------------------
189919                11-28              160.00       189977             11-25             278.81
-----------------------------------------------       -------------------------------------------
189920                11-26              104.11       189978             11-26             222.63
-----------------------------------------------       -------------------------------------------
189921                11-28              214.03       189979             11-26             348.37
-----------------------------------------------       -------------------------------------------
189923 *              11-26               54.41       189980             11-26           3,109.15
-----------------------------------------------       -------------------------------------------
189924                11-26              924.49       189984 *           11-24           1,432.28
-----------------------------------------------       -------------------------------------------
189926 *              11-25              171.60       189985             11-24           2,142.06
-----------------------------------------------       -------------------------------------------
189927                11-28               49.50       189986             11-28           3,055.17
-----------------------------------------------       -------------------------------------------
189928                11-25            2,022.30       189988 *           11-25             510.40
-----------------------------------------------       -------------------------------------------
189929                11-28              567.00       189989             11-26             187.50
-----------------------------------------------       -------------------------------------------
189931 *              11-26               20.30       189990             11-28           3,171.07
-----------------------------------------------       -------------------------------------------
189932                11-25            2,876.00       189991             11-25             141.97
-----------------------------------------------       -------------------------------------------
189933                11-26              827.69       189992             11-24           3,854.14
-----------------------------------------------       -------------------------------------------
189934                11-26              103.34       189993             11-28             478.86
-----------------------------------------------       -------------------------------------------
189935                11-28               21.06       189995 *           11-26             644.00
-----------------------------------------------       -------------------------------------------
189936                11-26              193.03       189996             11-24             264.98
-----------------------------------------------       -------------------------------------------
189937                11-25               27.87       189997             11-28             343.98
-----------------------------------------------       -------------------------------------------
189938                11-24              513.77       189998             11-28             740.00
-----------------------------------------------       -------------------------------------------
189939                11-26               75.43       189999             11-25           1,016.00
-----------------------------------------------       -------------------------------------------
189940                11-28               57.15       190000             11-26             592.00
-----------------------------------------------       -------------------------------------------
189941                11-28              615.50       190001             11-25              91.66
-----------------------------------------------       -------------------------------------------
189943 *              11-28              470.00       190002             11-26           1,622.94
-----------------------------------------------       -------------------------------------------
189944                11-26               32.82       190003             11-26             229.00
-----------------------------------------------       -------------------------------------------
189945                11-25              990.00       190005 *           11-28              40.00
-----------------------------------------------       -------------------------------------------
189946                11-26              193.12       190006             11-28           1,210.00
-----------------------------------------------       -------------------------------------------
189947                11-25               89.86       190007             11-28              97.51
-----------------------------------------------       -------------------------------------------
189948                11-25            3,275.17       190008             11-26             575.37
-----------------------------------------------       -------------------------------------------
189949                11-25               29.27       190009             11-26             981.24
-----------------------------------------------       -------------------------------------------
189950                11-25              600.00       190010             11-28             363.45
-----------------------------------------------       -------------------------------------------
189951                11-26              112.06       190011             11-25             658.22
-----------------------------------------------       -------------------------------------------
189952                11-26               87.50       190013 *           11-25           1,545.24
-----------------------------------------------       -------------------------------------------
189953                11-26              330.06       190014             11-26             668.35
-----------------------------------------------       -------------------------------------------
189954                11-25              256.14       190015             11-25             131.04
-----------------------------------------------       -------------------------------------------
189955                11-25              246.40       190017 *           11-28             364.45
-----------------------------------------------       -------------------------------------------
189956                11-28              189.90       190018             11-25             109.79
-----------------------------------------------       -------------------------------------------
189957                11-24              948.00       190019             11-28             243.73
-----------------------------------------------       -------------------------------------------
189958                11-25              584.50       190021 *           11-28           2,170.00
-----------------------------------------------       -------------------------------------------
189959                11-28            1,341.89       190022             11-28             702.00
-----------------------------------------------       -------------------------------------------
189961 *              11-25              729.70       190023             11-28           2,066.40
-----------------------------------------------       -------------------------------------------
189963 *              11-25               45.00       190024             11-25               4.00
-----------------------------------------------       -------------------------------------------
189964                11-28              560.93       190027 *           11-26           1,950.00
-----------------------------------------------       -------------------------------------------
189965                11-25              650.67       190029             11-28             585.00
-----------------------------------------------       -------------------------------------------
189966                11-28              890.00       190030             11-26           4,148.90
-----------------------------------------------       -------------------------------------------
189968 *              11-28              721.00       190031             11-25           1,040.83
-----------------------------------------------       -------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                Page 8 of 14
November 30, 2003                                                                     0001-028588

Number                Date              Amount        Number             Date             Amount
-----------------------------------------------       -------------------------------------------
190032                11-28              195.00       190111             11-26           7,410.00
-----------------------------------------------       -------------------------------------------
190034 *              11-25              397.50       190112             11-28          27,961.19
-----------------------------------------------       -------------------------------------------
190035                11-26            1,396,60       190114 *           11-28             190.00
-----------------------------------------------       -------------------------------------------
190036                11-26              627.45       190121 *           11-24             180.00
-----------------------------------------------       -------------------------------------------
190037                11-26               15.60       190122             11-24             750.00
-----------------------------------------------       -------------------------------------------
190038                11-25              677.49       190124 *           11-26              52.29
-----------------------------------------------       -------------------------------------------
190039                11-25              163.75       190128 *           11-25             268.91
-----------------------------------------------       -------------------------------------------
190040                11-25              551.18       190129             11-28             985.50
-----------------------------------------------       -------------------------------------------
190045 *              11-25              237.00       190130             11-28             340.72
-----------------------------------------------       -------------------------------------------
190047 *              11-25               88.56       190133 *           11-26              50.00
-----------------------------------------------       -------------------------------------------
190048                11-26            1,366.40       190134             11-28             535.00
-----------------------------------------------       -------------------------------------------
190049                11-28              130.00       190138 *           11-28             776.09
-----------------------------------------------       -------------------------------------------
190050                11-28              758.00       190143 *           11-25             319.27
-----------------------------------------------       -------------------------------------------
190052 *              11-28            3,082.76       190144             11-25             272.79
-----------------------------------------------       -------------------------------------------
190057 *              11-25            3,100.00       190146 *           11-25             175.00
-----------------------------------------------       -------------------------------------------
190059 *              11-26              119.92       190149 *           11-24             255.60
-----------------------------------------------       -------------------------------------------
190060                11-28              133.25       190150             11-25             156.32
-----------------------------------------------       -------------------------------------------
190062 *              11-26            1,611.39       190151             11-28              75.39
-----------------------------------------------       -------------------------------------------
190063                11-25              291.66       190155 *           11-24             103.43
-----------------------------------------------       -------------------------------------------
190064                11-26              157.06       190157 *           11-25             230.00
-----------------------------------------------       -------------------------------------------
190067 *              11-26            8,402.18       190160             11-26               3.76
-----------------------------------------------       -------------------------------------------
190068                11-26           27,500.00       190161             11-25             126.47
-----------------------------------------------       -------------------------------------------
190070 *              11-26           27,115.73       190162             11-28             345.13
-----------------------------------------------       -------------------------------------------
190071                11-25            7,291.62       190165 *           11-25             387.02
-----------------------------------------------       -------------------------------------------
190072                11-25            5,122.07       190166             11-26          17,972.01
-----------------------------------------------       -------------------------------------------
190073                11-25           10,745.23       190170 *           11-26          49,609.24
-----------------------------------------------       -------------------------------------------
190074                11-26           12,133.68       190172 *           11-28         310,950.17
-----------------------------------------------       -------------------------------------------
190076 *              11-25            8,660.10       190175 *           11-28             590.00
-----------------------------------------------       -------------------------------------------
190079 *              11-26           26,035.73       190176             11-26             592.00
-----------------------------------------------       -------------------------------------------
190080                11-26           17,594.13       190177             11-28           2,319.17
-----------------------------------------------       -------------------------------------------
190081                11-25           16,860.00       190180 *           11-28             243.38
-----------------------------------------------       -------------------------------------------
190082                11-26           18,638.17       190181             11-28              35.52
-----------------------------------------------       -------------------------------------------
190085 *              11-26           16,519.09       190182             11-28           1,988.75
-----------------------------------------------       -------------------------------------------
190086                11-28            6,865.15       190184 *           11-26            1,130.0
-----------------------------------------------       -------------------------------------------
190087                11-26           32,063.53       190185             11-25           4,400.00
-----------------------------------------------       -------------------------------------------
190089 *              11-21           13,992.59       190187 *           11-28          46,890.00
-----------------------------------------------       -------------------------------------------
190090                11-26          158,441.43       190194 *           11-25             231.00
-----------------------------------------------       -------------------------------------------
190096 *              11-24           13,811.67       190195             11-25             231.00
-----------------------------------------------       -------------------------------------------
190099 *              11-24          179,580.28       190196             11-25             231.00
-----------------------------------------------       -------------------------------------------
190103 *              11-26            8,221.20       190198 *           11-28           4,084.17
-----------------------------------------------       -------------------------------------------
190104                11-28           45,394.82       190203 *           11-28           3,928.86
-----------------------------------------------       -------------------------------------------
190105                11-25            7,423.38       190206 *           11-28              30.10
-----------------------------------------------       -------------------------------------------
190106                11-26           34,750.00       190208 *           11-26           2,715.00
-----------------------------------------------       -------------------------------------------
190107                11-28           70,517.64       190210 *           11-28           2,215.39
-----------------------------------------------       -------------------------------------------
190108                11-24           10,483.43       190242 *           11-28           3,622.48
-----------------------------------------------       -------------------------------------------
190109                11-28            5,529.88       * Skip in check sequence
-----------------------------------------------
190110                11-28            6,255.57
-----------------------------------------------

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                               Page 9 of 14
November 30, 2003                                                                     0001-028588


DEBITS

Date         Description                                                            Subtractions
-------------------------------------------------------------------------------------------------
11-17        Outgoing Wire Trnsfr                                                     254,215.70
                BCH FUNDS TRANSFER 111703 031117000420701
                DO 031159
-------------------------------------------------------------------------------------------------
11-17        Outgoing Wire Trnsfr                                                      22,500.00
                BOH FUNDS TRANSFER 111703 031117000419701
                DO 031158
-------------------------------------------------------------------------------------------------
11-17        ACH Debit                                                                352,647.57
                BP WEST COAST PR EFT DEBIT 318440219015299
-------------------------------------------------------------------------------------------------
11-17        Automatic Transfer                                                        17,702.55
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-17        Automatic Transfer                                                         4,122.92
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-17        Automatic Transfer                                                     4,298,342.52
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-17        Automatic Transfer                                                            22.10
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-17        Automatic Transfer                                                         3,125.42
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-18        Outgoing Wire Trnsfr                                                      13,759.99
                BOH FUNDS TRANSFER 111803 031118001047701
                108 35398
-------------------------------------------------------------------------------------------------
11-18        Outgoing Wire Trnsfr                                                      10,005.86
                BOH FUNDS TRANSFER 111803 031118000316701
                DO 031226
-------------------------------------------------------------------------------------------------
11-18        ACH Debit                                                              2,674,578.20
                HAWAIIAN AIR PAYROLL 031118 -SETT-B HAWNAIR
-------------------------------------------------------------------------------------------------
11-18        Automatic Transfer                                                        25,592.23
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-18        Automatic Transfer                                                         4,166.51
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-18        Automatic Transfer                                                        11,224.42
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-18        Automatic Transfer                                                           843.94
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-19        Outgoing Wire Trnsfr                                                       2,497.20
                BOH FUNDS TRANSFER 111903 031119001669701
                108-35416

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 10 of 14
November 30, 2003                                                                     0001-028588


Date         Description                                                            Subtractions
-------------------------------------------------------------------------------------------------
11-19        Outgoing Wire Trnsfr                                                     600,000.00
                BCH FUNDS TRANSFER 111903 031119000746701
                DO 031298
-------------------------------------------------------------------------------------------------
11-19        Automatic Transfer                                                        15,316.46
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-19        Automatic Transfer                                                           783.95
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-19        Automatic Transfer                                                     2,156,975.45
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-19        Automatic Transfer                                                        15,636.14
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-19        Automatic Transfer                                                         1,569.02
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-20        Outgoing Wire Trnsfr                                                     317,826.33
                BOH FUNDS TRANSFER 112003 031120001340701
                DO 031365
-------------------------------------------------------------------------------------------------
11-20        Outgoing Wire Trnsfr                                                     271,256.00
                BOH FUNDS TRANSFER 112003 031120001331701
                IN 009304
-------------------------------------------------------------------------------------------------
11-20        Outgoing Wire Trnsfr                                                     126,254.40
                BOH FUNDS TRANSFER 112003 031120001492701
                DO 031376
-------------------------------------------------------------------------------------------------
11-20        Outgoing Wire Trnsfr                                                      30,000.00
                BOH FUNDS TRANSFER 112003 031120001336701
                DO 031364
-------------------------------------------------------------------------------------------------
11-20        Outgoing Wire Trnsfr                                                       1,248.00
                BOH FUNDS TRANSFER 112003 031120001303701
                DO 031363
-------------------------------------------------------------------------------------------------
11-20        ACH Debit                                                              1,265,702.16
                HAWAIIAN AIRLINE FED TAX 031120 -SETT-BOH MAXUS
-------------------------------------------------------------------------------------------------
11-20        ACH Debit                                                                 16,726.19
                BP WEST COAST PR EFT DEBIT 323440618017399
-------------------------------------------------------------------------------------------------
11-20        Automatic Transfer                                                        90,596.83
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-20        Automatic Transfer                                                         1,307.26
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-20        Automatic Transfer                                                        30,416.21
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-20        Automatic Transfer                                                           499.29
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 11 of 14
November 30, 2003                                                                     0001-028588


Date         Description                                                            Subtractions
-------------------------------------------------------------------------------------------------
11-21        Outgoing Wire Trnsfr                                                     432,000.00
                BOH FUNDS TRANSFER 112103 031121001002701
                DO 031427
-------------------------------------------------------------------------------------------------
11-21        Outgoing Wire Trnsfr                                                     234,417.66
                BOH FUNDS TRANSFER 112103 031121001010701
                DO 031429
-------------------------------------------------------------------------------------------------
11-21        Outgoing Wire Trnsfr                                                      54,356.63
                BOH FUNDS TRANSFER 112103 031121001007701
                DO 031428
-------------------------------------------------------------------------------------------------
11-21        ACH Debit                                                                 41,960.40
                BP WEST COAST PR EFT DEBIT 324440719016099
-------------------------------------------------------------------------------------------------
11-21        ACH Debit                                                                 23,065.08
                EMPLOYMENT DEVEL EDD EFTPMT 112003 TXP*08817066*01100
                *031120*T*190759*T*2115749*T*2306508\
-------------------------------------------------------------------------------------------------
11-21        Automatic Transfer                                                       146,266.69
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-21        Automatic Transfer                                                           998.51
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-21        Automatic Transfer                                                       162,395.07
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-21        Automatic Transfer                                                        11,156.00
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-21        Automatic Transfer                                                         2,480.12
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-24        Outgoing Wire Trnsfr                                                      75,000.00
                BOH FUNDS TRANSFER 112403 031124000766701
                DO 031464
-------------------------------------------------------------------------------------------------
11-24        Outgoing Wire Trnsfr                                                      31,600.00
                SOH FUNDS TRANSFER 112403 031124000771701
                00031465
-------------------------------------------------------------------------------------------------
11-24        ACH Debit                                                                220,383.04
                BP WEST COAST PR EFT DEBIT 325440073010299
-------------------------------------------------------------------------------------------------
11-24        Automatic Transfer                                                       119,491.22
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-24        Automatic Transfer                                                         2,443.31
             TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-24        Automatic Transfer                                                     3,891,651.86
                TRANSFER TO CAT GOV SEC FUND-S
             00000000800963050
-------------------------------------------------------------------------------------------------
11-24        Automatic Transfer                                                        14,407.38
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 12 of 14
November 30, 2003                                                                     0001-028588


Date         Description                                                            Subtractions
-------------------------------------------------------------------------------------------------
11-24        Automatic Transfer                                                         4,041.78
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-25        Outgoing Wire Trnsfr                                                       1,224.42
                BOH FUNDS TRANSFER 112503 031125000938701
                108 23708
-------------------------------------------------------------------------------------------------
11-25        Outgoing Wire Trnsfr                                                      42,340.76
                BOH FUNDS TRANSFER 112503 031125001007701
                DO 031512
-------------------------------------------------------------------------------------------------
11-25        Outgoing Wire Trnsfr                                                       8,548.43
                BOH FUNDS TRANSFER 112503 031125000604701
                DO 031502
-------------------------------------------------------------------------------------------------
11-25        ACH Debit                                                              1,863,612.66
                HAWAIIAN AIRLINE FED PMT 031125 -SETT-BOH MAXUS
-------------------------------------------------------------------------------------------------
11-25        Automatic Transfer                                                        90,972.70
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-25        Automatic Transfer                                                         1,194.89
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-25        Automatic Transfer                                                         9,480.00
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-25        Automatic Transfer                                                         1,995.13
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-26        Outgoing Wire Trnsfr                                                     494,000.00
                BOH FUNDS TRANSFER 112603 031126001006701
                DO 031576
-------------------------------------------------------------------------------------------------
11-26        ACH Debit                                                                541,793.36
                HAWAIIAN AIRLINE TAX PMT 031126 -SETT-BOH MAXUS
-------------------------------------------------------------------------------------------------
11-26        11-26   Automatic Transfer                                                32,398.03
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-26        Automatic Transfer                                                         1,926.69
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-26        Automatic Transfer                                                     2,678,530.61
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-26        Automatic Transfer                                                         1,127.92
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-26        Automatic Transfer                                                         5,837.43
             TRANSFER TO CONCENTRATION ACCOUNT
                0080463693
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                     871,939.47
             BOH FUNDS TRANSFER 112803 031128001032701
                DO 031647

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 13 of 14
November 30, 2003                                                                     0001-028588


Date         Description                                                            Subtractions
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                     313,614.77
                BOH FUNDS TRANSFER 112803 031128001037701
                DO 031650
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                     141,298.52
                BOH FUNDS TRANSFER 112803 031128001035701
                DO 031649
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                     114,000.00
                BOH FUNDS TRANSFER 112803 031128001028701
                DO 031645
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                      79,462.90
                B0H FUNDS TRANSFER 112803 031128001025701
                00 031643
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                      54,294.24
                BOH FUNDS TRANSFER 112803 031128001029701
                DO 031646
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                      29,000.00
                BOH FUNDS TRANSFER 112803 031128001026701
                DO 031644
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                      25,016.00
                BOH FUNDS TRANSFER 112803 031128001039701
                DO 031651
-------------------------------------------------------------------------------------------------
11-28        Outgoing Wire Trnsfr                                                      24,000.00
                BOH FUNDS TRANSFER 112803 031128001033701
                DO 031648
-------------------------------------------------------------------------------------------------
11-28        ACH Debit                                                                219,779.92
                BP WEST COAST PR EFT DEBIT 330441318015599
-------------------------------------------------------------------------------------------------
11-28        Automatic Transfer                                                        22,868.20
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014129
-------------------------------------------------------------------------------------------------
11-28        Automatic Transfer                                                         2,290.68
                TRANSFER TO CONCENTRATION ACCOUNT
                0001014137
-------------------------------------------------------------------------------------------------
11-28        Automatic Transfer                                                       215,072.81
                TRANSFER TO CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-28        Automatic Transfer                                                           925.00
                TRANSFER TO CONCENTRATION ACCOUNT
                0001028677
-------------------------------------------------------------------------------------------------
11-28        Automatic Transfer                                                         1,850.16
                TRANSFER TO CONCENTRATION ACCOUNT
                0080463693


CREDITS

Date         Description                                                               Additions
-------------------------------------------------------------------------------------------------
11-17        Automatic Transfer                                                     5,791,800.26
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-18        Automatic Transfer                                                     1,660,619.93
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050

[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC.                                                              Page 14 of 14
November 30, 2003                                                                     0001-028588


Date         Description                                                                Additions
-------------------------------------------------------------------------------------------------
11-18        Automatic Transfer                                                     1,317,175.78
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-19        Automatic Transfer                                                     3,080,229.02
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-19        ACH Credit                                                                 2,791.65
                HAWAIIAN AIR REVERSAL 031119 -SETT-B HAWNAIR
-------------------------------------------------------------------------------------------------
11-20        Automatic Transfer                                                     1,596,977.50
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-20        Automatic Transfer                                                     2,100,778.43
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-21        Automatic Transfer                                                     1,263,207.69
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-21        ACH Credit                                                                 2,055.35
                HAWAIIAN AIR RETURN 031121 -SETT-BOH RETR
-------------------------------------------------------------------------------------------------
11-24        Automatic Transfer                                                     4,319,134.93
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-25        Automatic Transfer                                                     1,918,269.33
                TRANSFER FROM CAT GOV SEC FUND-S
                00000000800963050
-------------------------------------------------------------------------------------------------
11-25        Automatic Transfer                                                     1,489,258.90
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-26        Automatic Transfer                                                     4,426,173.42
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424
-------------------------------------------------------------------------------------------------
11-28        Automatic Transfer                                                     2,492,220.25
                TRANSFER FROM CONCENTRATION ACCOUNT
                0001042424


DAILY BALANCES

Date                Amount       Date                 Amount        Date                  Amount
---------------------------      ----------------------------       -----------------------------
11-15         2,596,723.00       11-20          3,333,156.00        11-26       2,967,125.00
---------------------------      ----------------------------       -----------------------------
11-17         2,880,617.00       11-21          3,284,668.00        11-28       2,728,178.00
---------------------------      ----------------------------       -----------------------------
11-18         2,895,780.00       11-24          2,652,168.00
---------------------------      ----------------------------
11-19         2,571,896.00       11-25          2,887,458.00
---------------------------      ----------------------------

[LOGO OMITTED] Bank of Hawaii                     Statement of Account


Last statement: October 31, 2003                  Account: 0001-042424
This statement: November 15, 2003                 Page 1 of 21
Total days in statement period: 15                Number of Enclosures: (604)

                                                  Direct inquiries to:
                                                  888-643-3888

HAWAIIAN AIRLINES INC                             BANK OF HAWAII
P.O. Box 29906                                    P.O. BOX 2900
HONOLULU HI 96820                                 HONOLULU HI 96846
Attention:  Controller


-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODA Y! MEMBER FDIC.

-------------------------------------------------------------------------------


Analyzed Business Checking

Account number      0001-042424         Beginning balance             $0.00
Enclosures                  604         Total additions       23,683,421.43
Low balance               $0.00         Total subtractions    23,683,421.43
                                                              -------------
Average balance           $0.00         Ending balance                 $.00


DEBITS

    Date          Description                                                       Subtractions
    --------------------------------------------------------------------------------------------
    11-03         Deposited Item Rtned                                                     20.00
    --------------------------------------------------------------------------------------------
    11-03         Deposit Adjustment                                                       10.00
    --------------------------------------------------------------------------------------------
    11-03         ACH Debit                                                                12.71
                  JCBI H1 BKCD M DSC 200310 0001370758
    --------------------------------------------------------------------------------------------
    11-03         Automatic Transfer                                                4,167,558.46
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
    --------------------------------------------------------------------------------------------
    11-04         ACH Debit                                                                19.73
                  JCBI HI BKCD M DSC 200311 0001484047
    --------------------------------------------------------------------------------------------
    11-04         ACH Debit                                                                 6.01
                  JCB1 HI BKCD M DSC 200311 0001316694
    --------------------------------------------------------------------------------------------
    11-04         ACH Debit                                                                 5.96
                  JC81 H1 BKCD M DSC 200311 0001290857
    --------------------------------------------------------------------------------------------
    11-04         Automatic Transfer                                                  816,031.34
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
    --------------------------------------------------------------------------------------------
    11-06         Deposited Item Rtned                                                    612.40
    --------------------------------------------------------------------------------------------
    11-05         ACH Debit                                                                51.66
                  CLARKE AMERICAN CHK ORDER 031101 Y08036770351100


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 2 of 21
November 15, 2003                                                                    0001-042424

Date              Description                                                       Subtractions
------------------------------------------------------------------------------------------------
11-05             ACH Debit                                                                 2.28
                  JCBI HI BKCD M DSC 200311 0001290923
------------------------------------------------------------------------------------------------
11-05             Automatic Transfer                                                3,137,949.84
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
------------------------------------------------------------------------------------------------
11-06             Deposited Item Rtned                                                    303.56
------------------------------------------------------------------------------------------------
11-06             ACH Debit                                                                 5.33
                  JCBI HI BKCD M DSC 200311 0001316694
------------------------------------------------------------------------------------------------
11-06             Automatic Transfer                                                1,318,227.19
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
------------------------------------------------------------------------------------------------
11-07             Deposited Item Rtned                                                    163.00
------------------------------------------------------------------------------------------------
11-07             Debit Memo                                                              240.00
------------------------------------------------------------------------------------------------
11-07             ACH Debit                                                                13.68
                  JCBI HI BKCD M DSC 200311 0001484047
------------------------------------------------------------------------------------------------
11-07             ACH Debit                                                                 7.57
                  JC81 HI BKCD M DSC 200311 0001316694
------------------------------------------------------------------------------------------------
11-07             Automatic Transfer                                                1,609,536.01
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
------------------------------------------------------------------------------------------------
11-10             Deposited Item Rtned                                                    612.40
------------------------------------------------------------------------------------------------
11-10             Automatic Transfer                                                4,937,579.94
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
------------------------------------------------------------------------------------------------
11-12             Deposited Item Rtned                                                    500.00
------------------------------------------------------------------------------------------------
11-12             ACH Debit                                                                 9.29
                  JCBI HI BKCD M DSC 200311 0001290782
------------------------------------------------------------------------------------------------
11-12             Automatic Transfer                                                2,052,480.77
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
------------------------------------------------------------------------------------------------
11-13             Deposited Item Rtned                                                    370.00
------------------------------------------------------------------------------------------------
11-13             Debit Memo                                                              210.00
------------------------------------------------------------------------------------------------
11-13             ACM Debit                                                                 2.12
                  JCBI HI BKCD M DSC 200311 0001484047
------------------------------------------------------------------------------------------------
11-13             Automatic Transfer                                                4,141,310.62
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588
------------------------------------------------------------------------------------------------
11-14             Debit Memo                                                              100.00
------------------------------------------------------------------------------------------------
11-14             ACH Debit                                                                 2.14
                  JCBI HI BKCD M DSC 200311 0001316652
------------------------------------------------------------------------------------------------
11-14             ACH Debit                                                                 1.20
                  JCBI HI BKCD M DSC 200311 0001290832
------------------------------------------------------------------------------------------------
11-14             Automatic Transfer                                                1,499,466.22
                  TRANSFER TO CONCENTRATION ACCOUNT
                  0001028588


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 3 of 21
November 15, 2003                                                                    0001-042424

CREDITS

Date            Description                                                            Additions
------------------------------------------------------------------------------------------------
11-03           Automatic Transfer                                                     19,821.85
                TRANSFER FROM CONCENTRATION ACCOUNT
                0034036160
------------------------------------------------------------------------------------------------
11-03           Wire Transfer Credit                                                1,977,104.98
                BOH FUNDS TRANSFER 110303 031103000802702
------------------------------------------------------------------------------------------------
11-03           ACH Credit                                                          1,305,867.45
                AMERICAN EXPRESS SETTLEMENT 031 103 7992400143
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller 00000000336                                        307,667.01
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller 00000000335                                        204,303.98
------------------------------------------------------------------------------------------------
11-03           Wire Transfer Credit                                                   63,387.59
                BOH FUNDS TRANSFER 110303 031103000556702
------------------------------------------------------------------------------------------------
11-03           Wire Transfer Credit
                BOH FUNDS TRANSFER 110303 031103000551702                              56,516.64
                SWF OF 03/11/03
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller 00000000335                                         55,515.06
------------------------------------------------------------------------------------------------
11-03           ACH Credit                                                             28,778.58
                DISCOVER BUS SVC SETTLEMENT 031031 601101601001736
------------------------------------------------------------------------------------------------
11-03           Wire Transfer Credit
                BOH FUNDS TRANSFER 110303 031103000123702                              15,406.78
                000000000
------------------------------------------------------------------------------------------------
11-03           Wire Transfer Credit
                BOH FUNDS TRANSFER 110303 031103001422702                              13,680.00
                CA031103028255
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           8,336.67
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           7,440.00
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000681                           6,429.78
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           5,715.00
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000681                           4,711.70
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           4,482.00
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000431                           4,074.99
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000441                           4,029.52
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           3,799.56
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000441                           3,078.56
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           2,816.42
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           2,660.60
------------------------------------------------------------------------------------------------
11-03           ACH Credit                                                              2,615.29
                ALA MOANA TICKET TELECHECK 031103 05712517
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000441                           2,492.90
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           2,450.12
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           2,391.07
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000441                           2,093.27
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           2,085.28
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           1,958.60
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           11806.60
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           1,803.20
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000424                           1,708.90
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000431                           1,649.50
------------------------------------------------------------------------------------------------
11-03           Deposit Non Teller                00000000336                           1,569.62


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 4 of 21
November 15, 2003                                                                    0001-042424

Date             Description                                                           Additions
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000431                           1,507.46
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                           1,390.70
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                           1,366.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000679                           1,263.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000441                           1,252.16
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                           1,154.26
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                           1,116.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                           1,089.70
------------------------------------------------------------------------------------------------
11-03            ACH Credit                                                             1,052.82
                 KAHULUI PAX NO 4 TELECHECK 031103 05771405
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             991.38
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000441                             962.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000431                             948.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             940.10
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000422                             932.77
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000451                             930.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000336                             912.15
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000679                             910.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             837.06
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             765.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000431                             761.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000422                             740.71
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             722.50
------------------------------------------------------------------------------------------------
11-03            Customer Deposit                 00000000444                             665.97
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             652.60
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             635.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             632.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000431                             562.82
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             550.96
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             500.00
------------------------------------------------------------------------------------------------
11-03            ACH Credit                                                               471.00
                 HILO SALES 636 TELECHECK 031103 05781608
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller                                                       462.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             456.20
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             450.00
------------------------------------------------------------------------------------------------
11-03            ACH Credit                       0001370758                              445.90
                 JCB1 HI BKCD DEPST 200310
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             440.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000451                             427.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller                                                       425.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000441                             416.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000451                             402.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             395.60
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             385.52
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000335                             367.58
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000451                             359.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller                                                       355.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000451                             326.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000681                             317.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000441                             310.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000452                             295.36


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 5 of 21
November 15, 2003                                                                    0001-042424

Date             Description                                                           Additions
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                            265.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000441                            263.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000679                            256.00
------------------------------------------------------------------------------------------------
11-03            ACH Credit                                                               248.50
                 KAUAI PASSENGER TELECHECK 031103 05764731
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             241.08
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000452                             202.82
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             169.28
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000442                             163.69
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller                                                       129.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000451                             118.50
------------------------------------------------------------------------------------------------
11-03            ACH Credit                                                               108.50
                 KONA KEAHOLE STA TELECHECK 031103 05781606
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             100.50
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                             100.00
------------------------------------------------------------------------------------------------
11-03            Customer Deposit                 00000000445                              98.50
------------------------------------------------------------------------------------------------
11-03            Customer Deposit                 00000000444                              81.60
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000442                              78.29
------------------------------------------------------------------------------------------------
11-03            Customer Deposit                 00000000445                              76.71
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000432                              71.28
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                              62.00
------------------------------------------------------------------------------------------------
11-03            ACH Credit                                                                50.00
                 HILO PASSENGER 4 TELECHECK 031 103 05781604
------------------------------------------------------------------------------------------------
11-03            Customer Deposit                 00000000445                              40.80
------------------------------------------------------------------------------------------------
11-03            Customer Deposit                 00000000444                              38.92
------------------------------------------------------------------------------------------------
11-03            De osit Non Teller               00000000679                              38.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000336                              26.70
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                              20.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                              20.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                              15.00
------------------------------------------------------------------------------------------------
11-03            Deposit Non Teller               00000000424                              12.75
------------------------------------------------------------------------------------------------
11-04            Automatic Transfer                                                   43, 694.12
                 TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
------------------------------------------------------------------------------------------------
11-04            Wire Transfer Credit                                                 710,382.08
                 BOH FUNDS TRANSFER 110403 031104000609702
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                            24,678.46
                 DISCOVER BUS SVC SETTLEMENT 031 101 601101601001736
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                             5,186.36
                 KONA KEAHOLE STA TELECHECK 031104 05781606
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000679                           3,800.36
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000431                           2,991.50
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000441                           2,443.08
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000679                           2,250.20
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000441                           2,158.56
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                           2,136.50
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                           1,715.09
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                           1,417.00
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                             1,156.00
                 ALA MOANA TICKET TELECHECK 031104 05712517
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                           1,068.16


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 6 of 21
November 15, 2003                                                                    0001-042424

Date             Description                                                           Additions
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000431                             872.50
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                             846.08
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                             809.08
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000679                             766.78
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               702.38
                 KAHULUI PAX NO 4 TELECHECK 031104 05771405
------------------------------------------------------------------------------------------------
11-04            ACM Credit                                                               692.42
                 JCBI HI BKCD DEPST 200311 0001484047
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               676.90
                 HILO SALES 636 TELECHECK 031 104 05781608
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000451                             559.00
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000441                             535.00
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               513.08
                 KONA KEAHOLE STA TELECHECK 031 104 05781606
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000451                             495.00
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000462                             454.61
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               380.44
                 ALA MOANA TICKET TELECHECK 031 104 05712517
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               365.00
                 KAUAI PASSENGER TELECHECK 031104 05764731
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000461                             310.00
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               298.00
                 KAHULUI PAX NO 4 TELECHECK 031104 05771405
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               212.00
                 HILO PASSENGER 4 TELECHECK 031 104 05781604
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               211.00
                 JCBI HI BKCD DEPST 200311 0001316694
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               209.00
                 JCBI HI BKCD DEPST 200311 0001290857
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000432                             169.92
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               150.00
                 KAUAI PASSENGER TELECHECK 031104 05764731
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               149.00
                 KAUAI PASSENGER TELECHECK 031104 05764731
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000452                             140.25
------------------------------------------------------------------------------------------------
11-04            ACM Credit                                                               132.50
                 HILO PASSENGER 4 TELECHECK 031104 05781604
------------------------------------------------------------------------------------------------
11-04            Deposit Non Teller               00000000442                             113.93
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                               105.50
                 HILO PASSENGER 4 TELECHECK 031104 05781604
------------------------------------------------------------------------------------------------
11-04            Customer Deposit                 00000000445                              61.20
------------------------------------------------------------------------------------------------
11-04            ACH Credit                                                                55.00
                 KONA KEAHOLE STA TELECHECK 031104 05781606
------------------------------------------------------------------------------------------------
11-05            Wire Transfer Credit                                               1,971,334.38
                 BOH FUNDS TRANSFER 110503 031105000328702 ARC 173
------------------------------------------------------------------------------------------------
11-05            Wire Transfer Credit                                                 755,478.29
                 BOH FUNDS TRANSFER 110503 031105000453702
------------------------------------------------------------------------------------------------
11-05            Deposit Non Teller               00000000335                         110,833.06
------------------------------------------------------------------------------------------------
11-05            Wire Transfer Credit 60,872.51 BOH FUNDS TRANSFER 110503              60,872.51
                 031105000326702


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 7 of 21
November 15, 2003                                                                    0001-042424

Date           Description                                                             Additions
------------------------------------------------------------------------------------------------
11-05          Wire Transfer Credit                                                    35,043.00
               BOH FUNDS TRANSFER 110503 031105000119702
               029-OTT-318781
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                              32,926.94
               DISCOVER BUS SVC SETTLEMENT 031104 601101601001736
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000335                          32,216.08
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                              21,364.38
               DISCOVER BUS SVC SETTLEMENT 031104 601101601001736
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                              14,094.01
               DISCOVER BUS SVC SETTLEMENT 031104 601 101601001736
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000681                          10,548.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000681                           8,775.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000655                           6,250.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000422                           5,325.80
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000441                           5,034.66
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           4,661.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000681                           4,469.28
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           4,453.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,921.68
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,896.37
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,837.40
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,799.50
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000461                           2,632.51
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,392.75
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000441                           2,225.54
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,164.56
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           2,001.14
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           1,700.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           1,699.94
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000679                           1,505.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000431                           1,401.71
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000431                           1,323.50
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000422                           1,295.84
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           1,196.82
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                           1,147.06
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                               1,145.00
               HAWAIIAN VAC SEC FEES 110403
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000679                             990.01
------------------------------------------------------------------------------------------------
11-05          De osit Non Teller                 00000000424                             919.50
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                             915.34
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                             909.34
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000681                             889.49
------------------------------------------------------------------------------------------------
1 1-05         ACH Credit                                                                 861.34
               ALA MOANA TICKET TELECHECK 031105 05712517
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                 845.50
               KAHULUI PAX NO 4 TELECHECK 031105 05771405
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                             787.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000451                             714.38
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                 672.00
               HILO SALES 636 TELECHECK 031 105 05781608
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                 00000000424                             665.01


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 8 of 21
November 15, 2003                                                                    0001-042424

Date           Description                                                             Additions
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller                                                         602.79
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               524.50
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000681                               502.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000422                               462.28
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000441                               457.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               439.38
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000442                               428.91
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000422                               415.06
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000679                               402.08
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000461                               377.76
------------------------------------------------------------------------------------------------
11-05          Customer Deposit                 00000000444                               351.10
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               340.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               328.50
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               301.40
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                 298.00
               KAUAI PASSENGER TELECHECK 031105 05764731
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               274.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000451                               273.50
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                 273.36
               KONA KEAHOLE STA TELECHECK 031105 05781606
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               259.50
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               250.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               250.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               230.40
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               230.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000422                               222.23
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000681                               196.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000452                               185.57
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000422                               155.36
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000679                               152.08
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000335                               142.49
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000432                               140.61
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000681                               137.80
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               137.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                               124.08
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                                93.50
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                  80.00
               JCB1 H1 BKCD DEPST 200311 0001290923
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000336                                60.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000655                                51.88
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                  50.00
               HONOLULU STN PAX TELECHECK 031105 05712512
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller 00000000424                                              40.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller 00000000681                                              39.08
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller 00000000335                                              38.36
------------------------------------------------------------------------------------------------
11-05          ACH Credit                                                                  35.00
               HILO PASSENGER 4 TELECHECK 031 105 05781604
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                                27.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                                25.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000424                                20.00
------------------------------------------------------------------------------------------------
11-05          Deposit Non Teller               00000000336                                15.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                               Page 9 of 21
November 15, 2003                                                                    0001-042424

Date               Description                                                         Additions
------------------------------------------------------------------------------------------------
11-05              Deposit Non Teller           00000000336                                15.00
------------------------------------------------------------------------------------------------
11-05              Deposit Non Teller           00000000336                                15.00
------------------------------------------------------------------------------------------------
11-05              Non Teller Deposit           00000000424                                12.00
------------------------------------------------------------------------------------------------
11-06              Automatic Transfer                                                  88,898.57
                   TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
------------------------------------------------------------------------------------------------
11-06              Interest Transfer                                                        2.34
                   FROM ACCT NO. 0006-000673 FROM CD NO. 0000-000001
------------------------------------------------------------------------------------------------
11-06              Wire Transfer Credit BOH FUNDS TRANSFER 110603                     836,154.84
                   031106000439702
------------------------------------------------------------------------------------------------
11-06              Credit Memo                                                        159,929.96
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000335                            80,119.79
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000335                            59,016.22
------------------------------------------------------------------------------------------------
11-06              ACH Credit                                                          23,594.91
                   DISCOVER BUS SVC SETTLEMENT 031105 601 101601001736
------------------------------------------------------------------------------------------------
11-06              Customer Deposit             00000000636                             6,984.74
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             5,924.00
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000652                             3,533.00
------------------------------------------------------------------------------------------------
11-06              ACH Credit                                                           3,428.10
                   ALA MOANA TICKET TELECHECK 031106 05712517
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             3,308.25
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             3,042.53
------------------------------------------------------------------------------------------------
11-06              Customer Deposit                                                     2,937.03
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000679                             2,871.50
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000441                             2,607.89
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000461                             2,450.05
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             2,435.94
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             2,352.00
------------------------------------------------------------------------------------------------
11-06              Customer Deposit             00000000636                             2,212.31
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000679                             2,163.26
------------------------------------------------------------------------------------------------
11-06              Customer Deposit             00000000636                             1,813.69
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             1,583.66
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000431                             1,497.79
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000422                             1,420.99
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             1,341.50
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000461                             1,205.50
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                             1,116.00
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000441                             1,112.34
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000431                             1,004.00
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                               917.98
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                               907.50
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000461                               877.50
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000424                               844.12
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000679                               829.70
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000336                               674.64
------------------------------------------------------------------------------------------------
11-06              Deposit_ Non Teller          00000000441                               674.00
------------------------------------------------------------------------------------------------
11-06              Deposit Non Teller           00000000422                               569.82
------------------------------------------------------------------------------------------------
11-06              ACM Credit                                                             561.00
                   HILO SALES 636 TELECHECK 031106 05781608


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 10 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-06                 ACH Credit                                                          540.58
                      KALULUI PAX NO 4 TELECHECK 011106 04771405
------------------------------------------------------------------------------------------------
11-06                 Customer Deposit                  00000000636                       488.12
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000461                       459.98
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000681                       343.59
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000442                       307.58
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       288.50
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       280.00
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       275.00
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       250.00
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000431                       240.00
------------------------------------------------------------------------------------------------
11-06                 ACH Credit                                                          223.50
                      KAUAI PASSENGER TELECHECK 031106 05764731
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000681                       213.48
------------------------------------------------------------------------------------------------
11-06                 ACH Credit                                                          212.00
                      HILO PASSENGER 4 TELECHECK 031106 05781604
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000432                       211.69
------------------------------------------------------------------------------------------------
11-06                 ACH Credit                                                          187.00
                      JCB1 HI BKCD DEPST 200311 0001316694
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000335                       ]75.07
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       171.16
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       163.00
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000462                       161.03
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000335                       147.34
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       125.00
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                       120.50
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000679                        17.50
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000424                        15.00
------------------------------------------------------------------------------------------------
11-06                 Deposit Non Teller                00000000461                         0.50
------------------------------------------------------------------------------------------------
11-07                 Automatic Transfer                                               19,703.72
                      TRANSFER FROM CONCENTRATION ACCOUNT
                      0034036160
------------------------------------------------------------------------------------------------
11-07                 Wire Transfer Credit                                            954,396.52
                      BOH FUNDS TRANSFER 110703 031107000485702
------------------------------------------------------------------------------------------------
11-07                 Wire Transfer Credit                                            249,985.00
                      BOH FUNDS TRANSFER 110703 031107000075702
                      245TTJ-20173579
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000335                   105,911.90
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000335                    83,593.98
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000681                    68,012.00
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                       38,362.04
                      USPS ST. LOUIS CONTRACTS 031107
                      990042880EA000O
------------------------------------------------------------------------------------------------
11-07                 ACH Credit DISCOVER BUS SVC SETTLEMENT 031106                    35,537.71
                      601101601001736
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                     5,885.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000431                     5,742.50
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                        5,019.54
                      USPS ST. LOUIS CONTRACTS 031107
                      990042880EA0000
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000679                     3,845.90


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 11 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-07                 Depositor Non Teller                                              3,779.30
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                        2,801.69
                      ALA MOANA TICKET TELECHECK 031107 0571 2517
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                     2,697.83
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000441                     2,685.25
------------------------------------------------------------------------------------------------
11-07                 ATM Deposit                       00000000681                     1,925.06
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                     1,859.18
------------------------------------------------------------------------------------------------
11-07                 ATM Deposit                       00000000681                     1,616.56
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                     1,408.46
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                     1,108.24
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       966.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       918.50
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       908.56
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000431                       801.60
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       797.02
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000422                       774.49
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       619.64
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000451                       545.88
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          530.50
                      KONA KEAHOLE STA TELECHECK 031107 05781606
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          490.46
                      KAUAI PASSENGER TELECHECK 031107 05764731
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          479.97
                      JCBI HI BKCD DEPST 200311 0001484047
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000451                       474.40
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000441                       463.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000442                       443.19
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       422.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       418.58
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          397.08
                      HILO SALES 636 TELECHECK 031 107 05781608
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       396.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000422                       359.56
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000452                       326.04
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          318.00
                      EQUIVA PAYMENTS 031107 02232000142529
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       301.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       275.00
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          265.50
                      JCBI HI BKCD DEPST 200311 0001316694
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000679                       232.16
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       172.00
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                          149.00
                      KAHULUI PAX NO 4 TELECHECK 031107 05771405
------------------------------------------------------------------------------------------------
11-07                 ATM Deposit                       00000000681                       147.14
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       132.50
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000432                       118.67
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                       105.00
------------------------------------------------------------------------------------------------
11-07                 ACH Credit                                                           93.50
                      HILO PASSENGER 4 TELECHECK 031107 05781604
------------------------------------------------------------------------------------------------
11-07                 ATM Deposit                       00000000655                        75.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 12 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-07                 Deposit Adjustment                00000000422                        51.12
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000424                        41.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000335                        26.07
------------------------------------------------------------------------------------------------
11-0 7                Deposit Non Teller                00000000424                        25.00
------------------------------------------------------------------------------------------------
11-07                 Deposit Adjustment                00000000424                        12.75
------------------------------------------------------------------------------------------------
11-07                 Deposit Non Teller                00000000679                         7.50
------------------------------------------------------------------------------------------------
11-07                 Customer Deposit                  00000000444                         2.50
------------------------------------------------------------------------------------------------
11-10                 Automatic Transfer                                               25,547.41
                      TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
------------------------------------------------------------------------------------------------
11-10                 Wire Transfer Credit                                          2,242,770.71
                      BOH FUNDS TRANSFER 111003 031110000740702
------------------------------------------------------------------------------------------------
11-10                 ACH Credit AMERICAN EXPRESS SETTLEMENT 031110                 1,322,901.83
                      7992400143
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000335                   729,006.35
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000335                   161,959.24
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000335                   153,251.44
------------------------------------------------------------------------------------------------
11-10                 Credit Memo                                                      79,875.00
------------------------------------------------------------------------------------------------
11-10                 Wire Transfer Credit                                             53,545.75
                      BOH FUNDS TRANSFER 111003 031 110000472702
------------------------------------------------------------------------------------------------
11-10                 ACH Credit                                                       37,981.93
                      DISCOVER BUS SVC SETTLEMENT 031 107 601101601001736
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000681                     7,848.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     6,808.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     6,225.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     5,562.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000431                     5,193.02
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000681                     5,130.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000441                     4,754.34
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000681                     4,464.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000681                     4,157.61
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     3,852.57
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000441                     3,812.50
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                                                3,738.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     3,327.87
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000441                     2,959.38
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     2,942.50
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     2,742.74
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     2,698.02
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     2,633.10
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000451                     2,432.90
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000431                     2,019.76
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     1,995.36
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     1,806.56
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000681                     1,728.04
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     1,698.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     1,666.82
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000441                     1,568.83
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     1,491.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000451                     1,466.54
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                00000000424                     1,439.40


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 13 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-10                   Depositor Non Teller                                            1,384.27
------------------------------------------------------------------------------------------------
11-10                   Depositor Non Teller        00000000431                         1,350.38
------------------------------------------------------------------------------------------------
11-10                   ACH Credit                                                      1,322.31
                        ALA MOANA TICKET TELECHECK 031110 05712517
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000441                         1,251.00
------------------------------------------------------------------------------------------------
11-10                   ACH Credit                                                      1,229.75
                        KAHULUI PAX NO 4 TELECHECK 0311 10 05771405
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000461                         1,086.01
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000431                         1,074.76
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                         1,074.06
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                         1,034.08
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           967.96
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000451                           944.50
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000441                           899.51
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           893.50
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           883.32
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000451                           850.58
------------------------------------------------------------------------------------------------
11-10                   ACH Credit                                                        791.80
                        KAUAI PASSENGER TELECHECK 031110 05764731
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           705.88
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000431                           682.38
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           661.38
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000451                           659.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           635.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller                                                618.94
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000442                           612.13
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000441                           600.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000441                           593.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000422                           539.61
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           515.98
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000335                           500.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000451                           475.38
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           462.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000681                           451.50
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           441.50
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000462                           431.23
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           410.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller                                                407.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000441                           387.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000451                           383.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           380.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000431                           378.50
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           372.50
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000452                           367.55
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           322.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000452                           278.74
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           260.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000442                           232.10
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           201.58
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller                                                200.00
------------------------------------------------------------------------------------------------
11-10                   Deposit Non Teller          00000000424                           182.50


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 14 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-10                 Customer Deposit                    00000000444                     175.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                     170.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000452                     158.16
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                     148.56
------------------------------------------------------------------------------------------------
11-10                 ACH Credit                                                          129.00
                      HILO PASSENGER 4 TELECHECK 031110 05781604
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                     125.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                     113.50
------------------------------------------------------------------------------------------------
1'1-10                Deposit Non Teller                  00000000432                      97.58
------------------------------------------------------------------------------------------------
11-10                 ACH Credit                                                           95.05
                      KONA KEAHOLESTA TELECHECK 031110 05781606
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Te0ller                 00000000424                      85.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      80.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      80.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                                                   64.50
------------------------------------------------------------------------------------------------
11-10                 Customer Deposit                    00000000444                      40.80
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000451                      35.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      34.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000335                      28.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      27.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      27.00
------------------------------------------------------------------------------------------------
11-10                 Customer Deposit                    00000000444                      25.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      25.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000422                      25.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                      15.00
------------------------------------------------------------------------------------------------
11-10                 Deposit Non Teller                  00000000424                       2.50
------------------------------------------------------------------------------------------------
11-12                 Wire Transfer Credit                                          1,537,686.69
                      BOH FUNDS TRANSFER 111203 031112000907702
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                 363,730.73
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                  40,320.86
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                       30,718.47
                      DISCOVER BUS SVC SETTLEMENT 031108 601101601001736
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                   7,075.29
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                   5,282.04
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000431                   5,059.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                   4,625.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000335                   4,500.45
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                   3,438.46
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                   2,918.26
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                   2,660.49
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000431                   2,389.40
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                        2,373.52
                      ALA MOANA TICKET TELECHECK 031 112 05712517
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                        1,890.00
                      ALA MOANA TICKET TELECHECK 031112 05712517
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                   1,661.80
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                   1,616.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                   1,544.44
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                   1,446.80
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                   1,441.37
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                   1,414.30


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 15 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000681                   1,371.54
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000679                   1,326.24
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000679                   1,279.50
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                        1,222.00
                      ALA MOANA TICKET TELECHECK 03111 2 05712517
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                   1,160.49
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000679                   1,137.50
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000679                   1,091.30
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000431                   1,088.16
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                   1,007.85
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000431                     984.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                     949.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                     930.90
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                     844.03
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          767.00
                      EQUIVA PAYMENTS 031112 02232000142874
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          727.00
                      KAUAI PASSENGER TELECHECK 031112 05764731
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                     683.28
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          596.50
                      KAHULUI PAX NO 4 TELECHECK 0311 12 05771405
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000679                     594.70
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000451                     574.90
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000422                     547.81
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          523.00
                      HILO SALES 636 TELECHECK 031112 05781608
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          519.66
                      KAHULUI PAX NO 4 TELECHECK 031112 05771405
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                     619.50
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000681                     500.00
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          486.33
                      1-800-FLOWERS IN BATCH 110703 16592
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000461                     455.50
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          435.28
                      HILO PASSENGER 4 TELECHECK 03111 2 05781604
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000335                     433.60
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000631                     400.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000451                     395.08
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000681                     386.40
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000432                     351.17
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000422                     347.70
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          326.00
                      JC81 HI BKCD DEPST 200311 0001290782
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000422                     311.41
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                     295.00
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          254.08
                      HILO PASSENGER 4 TELECHECK 031112 05781604
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000451                     246.00
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          245.04
                      KONA KEAHOLE STA TELECHECK 031112 05781606
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000422                     230.18


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 16 of 21
November 15, 2003                                                                    0001-042424

Date                  Description                                                      Additions
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                     219.50
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000679                     212.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000431                     210.00
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          199.00
                      KONA KEAHOLE STA TELECHECK 031112 05781606
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000462                     196.17
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000681                     193.50
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          191.00
                      HILO PASSENGER 4 TELECHECK 0311 12 05781604
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000451                     146.44
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          133.00
                      KONA KEAHOLE STA TELECHECK 031112 05781606
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                          125.00
                      HILO PASSENGER 4 TELECHECK 031112 05781604
------------------------------------------------------------------------------------------------
11-12                 Customer Deposit                    00000000445                     114.76
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000452                     111.58
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000452                      92.51
------------------------------------------------------------------------------------------------
11-12                 ACH Credit                                                           90.00
                      KAHULUI PAX NO 4 TELECHECK 031112 05777405
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                      80.00
------------------------------------------------------------------------------------------------
11-12                 ACM Credit                                                           74.50
                      KAUAI PASSENGER TELECHECK 031112 05764731
------------------------------------------------------------------------------------------------
11-12                 ACH Credit KAUAI PASSENGER TELECHECK 0311 12 05764731                74.50
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                      52.00
------------------------------------------------------------------------------------------------
11-12                 Customer Deposit                    00000000445                      42.98
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000432                      30.47
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000336                      30.00
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                      20.40
------------------------------------------------------------------------------------------------
11-12                 Deposit Non Teller                  00000000424                      12.75
------------------------------------------------------------------------------------------------
11-13                 Automatic Transfer                                              129,607.08
                      TRANSFER FROM CONCENTRATION ACCOUNT
                      0034036160
------------------------------------------------------------------------------------------------
11-13                 Wire Transfer Credit                                          1,545,994.30
                      BOH FUNDS TRANSFER 111303 031113000357702
                      ARC 173
------------------------------------------------------------------------------------------------
11-13                 Wire Transfer Credit                                            937,446.69
                      BOH FUNDS TRANSFER 111303 031113000623702
------------------------------------------------------------------------------------------------
11-13                 Wire Transfer Credit                                            880,713.00
                      BOH FUNDS TRANSFER 111303 031 113000793702
                      MAIL OF 03/11/13
------------------------------------------------------------------------------------------------
11-13                 Deposit Non Teller                  00000000335                 121,738.91
------------------------------------------------------------------------------------------------
11-13                 Wire Transfer Credit                                            121,215.00
                      BOH FUNDS TRANSFER 111303 031113001240702
------------------------------------------------------------------------------------------------
11-13                 Deposit Non Teller 00000000335                                  101,345.89
------------------------------------------------------------------------------------------------
11-13                 Deposit Non Teller 00000000335                                   42,157.20
------------------------------------------------------------------------------------------------
11-13                 Wire Transfer Credit                                             36,122.80
                      BOH FUNDS TRANSFER 111303 031113000154702
                      RGT601882317
------------------------------------------------------------------------------------------------
11-13                 ACH Credit                                                       31,141.34
                      DISCOVER BUS SVC SETTLEMENT 031111 601101601001736


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 17 of 21
November 15, 2003                                                                    0001-042424

Date               Description                                                         Additions
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                          20,616.80
                   DISCOVER BUS SVC SETTLEMENT 031111 601 101601001736
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                          20,322.60
                   DISCOVER BUS SVC SETTLEMENT 031112 601101601001736
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                          17,621.13
                   DISCOVER BUS SVC SETTLEMENT 031112 601101601001736
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000681                         11,233.20
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000681                         10,000.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000655                          8,750.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          5,383.16
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          4,413.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          3,988.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                          3,685.08
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000655                          3,276.00
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000636                          3,146.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          3,135.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000431                          3,128.76
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          2,981.70
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          2,857.29
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000679                          2,847.36
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                          2,759.84
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000652                          2,645.35
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000335                          2,632.12
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000636                          2,594.62
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000422                          2,500.25
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          2,410.75
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          2,161.90
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000636                          2,160.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          2,104.94
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          1,948.30
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000679                          1,835.80
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000461                          1,763.40
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          1,655.78
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                          1,655.76
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000422                          1,608.66
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                          1,581.78
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          1,577.13
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          1,541.76
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000636                          1,448.25
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                          1,427.76
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000461                          1,339.58
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000461                          1,310.98
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                          1,231.86
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000461                          1,162.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000655                          1,125.00
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000636                          1,121.74
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000461                          1,087.56
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000422                          1,042.10
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                          1,013.91
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            799.20
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            780.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 18 of 21
November 15, 2003                                                                    0001-042424

Date               Description                                                         Additions
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            773.54
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                            725.00
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                             663.00
                   HONOLULU STN PAX TELECHECK 031113 05712512
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000335                            658.21
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000679                            623.82
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                             590.00
                   EQUIVA PAYMENTS 031113 02232000143095
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller 00000000441                                         576.00
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                             542.25
                   KAHULUI PAX NO 4 TELECHECK 031113 05771405
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000431                            519.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000681                            505.88
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            500.00
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                             486.50
                   ALA MOANA TICKET TELECHECK 031113 05712517
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000461                            454.50
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000441                            389.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000679                            382.50
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000422                            380.18
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000442                            348.10
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            322.19
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000681                            305.58
------------------------------------------------------------------------------------------------
11-13              _Deposit Non Teller             00000000424                            287.16
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                             275.00
                   KAUAI PASSENGER TELECHECK 031 113 05764731
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            270.50
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            265.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            260.16
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000451                            257.40
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            250.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000679                            243.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            242.38
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000452                            227.08
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000442                            220.26
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            220.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000432                            194.46
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000462                            144.43
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000636                            125.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000451                            123.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            122.58
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000462                            121.36
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                            119.00
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000445                            108.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000431                            100.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                             93.50
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000424                             88.13
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                00000000444                             85.73
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                              74.50
                   JCB1 HI BKCD DEPST 200311 0001484047
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller              00000000335                             72.99


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 19 of 21
November 15, 2003                                                                    0001-042424

Date               Description                                                         Additions
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000681                           64.50
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                  00000000444                           61.02
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000462                           58.31
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                              56.00
                   KONA KEAHOLE STA TELECHECK 031113 05781606
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           56.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           50.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           50.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           40.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000335                           35.79
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           34.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           27.50
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           27.00
------------------------------------------------------------------------------------------------
11-13              Customer Deposit                  00000000444                           25.04
------------------------------------------------------------------------------------------------
11-13              ACH Credit                                                              25.00
                   HILO PASSENGER 4 TELECHECK 031113 05781604
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           25.00
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000442                           23.59
------------------------------------------------------------------------------------------------
11-13              Deposit Non Teller                00000000424                           12.75
------------------------------------------------------------------------------------------------
11-14              Automatic Transfer                                                  53,737.22
                   TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
------------------------------------------------------------------------------------------------
11-14              Wire Transfer Credit                                             1,093,252.06
                   BOH FUNDS TRANSFER 111403 031114000517702
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000335                      97, 922.03
------------------------------------------------------------------------------------------------
11-14              ACH Credit                                                          86,255.13
                   USPS ST. LOUIS CONTRACTS 031114 990042880EAOOOO
------------------------------------------------------------------------------------------------
11-14              Wire Transfer Credit                                                74,431.86
                   BOH FUNDS TRANSFER 111403 031114000873702
                   01031114004054RN
------------------------------------------------------------------------------------------------
11-14              ACH Credit                                                          30,080.02
                   DISCOVER BUS SVC SETTLEMENT 031113 601101601001736
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000681                        5,805.33
------------------------------------------------------------------------------------------------
11-14              ACH Credit                                                           5,027.01
                   USPS ST. LOUIS CONTRACTS 031114 990042880EA0000
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000424                        4,776.00
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000441                        4,213.65
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000679                        3,348.00
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000679                        3,321.36
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000424                        3,230.96
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000424                        2,778.46
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000424                        2,656.04
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000679                        2,526.98
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000441                        2,048.08
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000424                        1,724.04
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000451                        1,539.79
------------------------------------------------------------------------------------------------
11-14              ACH Credit                                                           1,318.12
                   ALA MOANA TICKET TELECHECK 031114 05712517
------------------------------------------------------------------------------------------------
11-14              Deposit Non Teller                00000000679                        1,281.62


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 20 of 21
November 15, 2003                                                                    0001-042424

Date                    Description                                                    Additions
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000431                  1,259.50
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                  1,055.58
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000679                  1,001.70
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        829.00
                        KAHULUI PAX NO 4 TELECHECK 031114 05771405
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000335                    826.34
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    780.00
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000679                    745.62
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000336                    702.52
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000422                    674.20
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000441                    613.00
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    602.00
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000336                    600.00
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        598.93
                        SPRINT 84522 031113 HAWAIIAN AIRLINES
                        INC
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    590.50
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000679                    567.90
------------------------------------------------------------------------------------------------
11-14                   Wire Transfer Credit                                              549.21
                        BOH FUNDS TRANSFER 111403 031114000479702
                        ARC 173
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000442                    497.95
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        473.34
                        MCI WORLDCOM EFT PAYMNT
                        2006300354
------------------------------------------------------------------------------------------------
11-14                   Customer Deposit                   00000000444                    464.20
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    456.58
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000451                    431.30
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000679                    410.00
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    400.00
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        375.00
                        KAUAI PASSENGER TELECHECK 031114 05764731
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000422                    357.92
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        354.50
                        EOUIVA PAYMENTS 031114 02232000143245
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000681                    346.20
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    285.00
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        246.00
                        HILO PASSENGER 4 TELECHECK 031114 06781604
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    230.00
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        211.00
                        KONA KEAHOLE STA TELECHECK 031114 06781606
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000432                    187.55
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                        125.00
                        HONOLULU STN PAX TELECHECK 031114 05712512
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000424                    113.50
------------------------------------------------------------------------------------------------
11-14                   Deposit Non Teller                 00000000451                    110.13
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                         75.00
                        JCBI HI BKCD DEPST 200311 0001316652
------------------------------------------------------------------------------------------------
11-14                   ACH Credit                                                         42.00
                        JCB1 HI BKCD DEPST 200311 0001290832


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                              Page 21 of 21
November 15, 2003                                                                    0001-042424

Date                    Description                                                    Additions
------------------------------------------------------------------------------------------------
11-14                   11-14 Deposit Nor Teller         00000000424                       34.88
------------------------------------------------------------------------------------------------
11-14                   11-14 Deposit Non Teller         00000000424                       15.00
------------------------------------------------------------------------------------------------
11-14                   11-14 Deposit Non Teller         00000000336                       15.00
------------------------------------------------------------------------------------------------
11-14                   11-14 Deposit Non Teller         00000000336                       15.00
------------------------------------------------------------------------------------------------
11-14                   11-14 Deposit Non Teller         00000000424                       15.00
------------------------------------------------------------------------------------------------
11-14                   11-14 Deposit Non Teller         00000000424                       12.75






DAILY BALANCES

Date                     Amount    Date             Amount    Date               Amount
-------------------------------    -----------------------    -------------------------
10-31                      0.00    11-06              0.00    11-13                0.00
-------------------------------    -----------------------    -------------------------
11-03                      0.00    11-07              0.00    11-14                0.00
-------------------------------    -----------------------    -------------------------
11-04                      0.00    11-10              0.00
-------------------------------    -----------------------
11-05                      0.00    11-12              0.00
-------------------------------    -----------------------


[LOGO OMITTED] Bank of Hawaii                     Statement of Account


Last statement: November 15, 2003                 Account: 0001-042424
This statement: November 30, 2003                 Page 1 of 20
Total days in statement period: 15                Number of Enclosures: (609)

                                                  Direct inquiries to:
                                                  888-643-3888
HAWAIIAN AIRLINES, INC.
P.O. BOX 29906                                    BANK OF HAWAII
HONOLULU, HI 96820                                P.O. BOX 2900
Attention: Controller                             HONOLULU HI 96846


-------------------------------------------------------------------------------

PUT YOUR BUSINESS CHECKBOOK IN YOUR WALLET. THE BANK OF HAWAII CHECK CARD FOR BUSINESS COSTS YOU NOTHING TO USE AND SAVES YOU MONEY TOO BECAUSE THERE ARE NO TRANSACTION OR ANNUAL FEES, AND NO PER CHECK FEES! YOU CAN USE YOUR CHECK CARD FOR BUSINESS AT ANY MERCHANT DISPLAYING THE STAR OR VISA SYMBOLS. APPLY FOR A CHECK CARD FOR BUSINESS TODAY! MEMBER FDIC.

-------------------------------------------------------------------------------


Analyzed Business Checking

             Account number                       0001-042424     Beginning balance                           $0.00
             Enclosures                                   609     Total additions                     26,293,202.79
             Low balance                                $0.00     Total subtractions                  26,293,202.79
                                                                                                      -------------
             Average balance                            $0.00     Ending balance                               $.00




DEBITS

          Date          Description                                                                   Subtractions
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposited Item Rtned                                                              1,300.80
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Debit                                                                             2.14
                          JCBI HI BKCD M DSC 200311 0001484047
          -----------------------------------------------------------------------------------------------------------
          11-17         Automatic Transfer                                                            5,791,800.26
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposited Item Rtned                                                                228.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Adjustment                                                                  360.00
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Debit                                                                             1.43
                          JCBI HI BKCD M DSC 200311 0001290832
          -----------------------------------------------------------------------------------------------------------
          11-18         Automatic Transfer                                                            1,317,175.78
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposited Item Rtned                                                                125.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposited Item Rtned                                                                 40.80
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Debit                                                                            65.98
                          CLARKE AMERICAN CHK ORDER 031115 Y1H831630351100
          -----------------------------------------------------------------------------------------------------------
          11-19         Automatic Transfer                                                            3,080,229.02
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 2 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                   Subtractions
          -----------------------------------------------------------------------------------------------------------
          11-20         Debit Memo                                                                           24.39
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Debit                                                                            11.34
                          JCBI HI BKCD M DSC 200311 0001290790
          -----------------------------------------------------------------------------------------------------------
          11-20         Automatic Transfer                                                            2,100,778.43
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-21         Debit Memo                                                                          200.00
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Debit                                                                            36.93
                          JCBI HI BKCD M DSC 200311 0001370758
          -----------------------------------------------------------------------------------------------------------
          11-21         Automatic Transfer                                                            1,263,207.69
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposited Item Rtned                                                                 88.50
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Debit                                                                           588.65
                          DISCOVER BUS SVC SETTLEMENT 031121 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-24         Automatic Transfer                                                            4,319,134.93
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposited Item Rtned                                                              2,458.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Debit Memo                                                                          430.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Automatic Transfer                                                            1,489,258.90
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposited Item Rtned                                                                329.85
          -----------------------------------------------------------------------------------------------------------
          11-26         Automatic Transfer                                                            4,426,173.42
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588
          -----------------------------------------------------------------------------------------------------------
          11-26         Automatic Transfer                                                                6,932.30
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0034036160
          -----------------------------------------------------------------------------------------------------------
          11-28         Automatic Transfer                                                            2,492,220.25
                          TRANSFER TO CONCENTRATION ACCOUNT
                          0001028588

CREDITS

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-17         Automatic Transfer                                                                8,398.17
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
          -----------------------------------------------------------------------------------------------------------
          11-17         Wire Transfer Credit                                                          1,986,675.82
                          BOH FUNDS TRANSFER 111703 031117000840702
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                    1,421,245.25
                          AMERICAN EXPRESS SETTLEMENT 031117 7992400143
          -----------------------------------------------------------------------------------------------------------
          11-17         Wire Transfer Credit                                                            799,985.00
                          BOH FUNDS TRANSFER 111703 031117000104702
                          245TTJ-20179811
          -----------------------------------------------------------------------------------------------------------
          11-17         Wire Transfer Credit                                                            691,896.02
                          BOH FUNDS TRANSFER 111703 031117001025702
                          000001940
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000336       234,933.17


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 3 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-17         Wire Transfer Credit                                                            177,433.08
                          BOH FUNDS TRANSFER 111703 031117000085702
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000335       137,595.87
          -----------------------------------------------------------------------------------------------------------
          11-17         Wire Transfer Credit                                                             66,720.41
                          BOH FUNDS TRANSFER 111703 031117000844702
          -----------------------------------------------------------------------------------------------------------
          11-17         Wire Transfer Credit                                                             60,403.22
                          BOH FUNDS TRANSFER 111703 031117000822702
                          SWF OF 03/11/17
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000335        52,836.27
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                       33,553.96
                          DISCOVER BUS SVC SETTLEMENT 031114 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000336         9,029.46
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         5,223.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441         5,211.14
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         5,132.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441         4,453.51
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         4,422.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         4,295.54
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         4,055.63
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000681         3,780.49
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         3,404.58
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000679         3,343.07
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000451         3,295.66
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         3,250.40
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000432         3,047.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         2,888.10
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000681         2,880.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000451         2,678.36
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         2,404.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000681         2,304.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000679         2,198.44
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441         2,081.58
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000679         2,069.65
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         1,737.72
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441         1,509.78
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         1,482.68
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         1,458.36
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000432         1,452.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         1,362.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441         1,292.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000432         1,115.20
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000432         1,042.08
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424         1,008.88
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           987.70
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                                                  956.71
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                          920.00
                          KAHULUI PAX NO 4 TELECHECK 031117 05771405
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441           838.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           832.58
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000461           832.08
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000461           829.01


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 4 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           821.55
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441           796.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000679           768.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           711.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000442           669.62
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           649.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           646.76
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                          640.00
                          HILO PASSENGER 4 TELECHECK 031117 05781604
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                          624.00
                          KONA KEAHOLE STA TELECHECK 031117 05781606
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000432           618.65
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           605.88
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           586.16
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teiler                                            00000000422           585.58
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441           561.90
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                          526.00
                          KAUAI PASSENGER TELECHECK 031117 05764731
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000422           516.34
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000681           515.22
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000441           485.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           465.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           455.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           430.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           425.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           421.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           414.48
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           400.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           385.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           360.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000335           341.69
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           328.84
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                          324.08
                          ALA MOANA TICKET TELECHECK 031117 05712517
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           300.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           294.04
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000445           283.66
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           266.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           244.58
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           243.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           236.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           235.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           227.40
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000444           226.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           150.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000655           150.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000679           149.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424           134.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            80.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000445            76.52


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 5 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-17         ACH Credit                                                                           75.00
                          JCB1 HI BKCD DEPST 200311 0001484047
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            75.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            75.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000444            60.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000336            55.25
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            50.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            50.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            50.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            40.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000444            35.80
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000335            31.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            30.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000424            30.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000336            15.00
          -----------------------------------------------------------------------------------------------------------
          11-17         Deposit Non Teller                                            00000000679            12.50
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000444             8.57
          -----------------------------------------------------------------------------------------------------------
          11-17         Customer Deposit                                              00000000445             2.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Wire Transfer Credit                                                            747,476.67
                          BOH FUNDS TRANSFER 111803 031118000536702
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000335       314,788.26
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000335        77,131.41
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                       39,957.43
                          DISCOVER BUS SVC SETTLEMENT 031115 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000336        30,000.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000336        19,670.32
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000335        16,305.15
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000681         4,489.08
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000422         3,625.63
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424         3,135.25
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424         3,131.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000655         3,000.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461         2,865.25
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461         2,811.96
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461         2,631.73
          -----------------------------------------------------------------------------------------------------------
          11.-18        Deposit Non Teller                                            00000000424         2,281.15
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424         2,270.16
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424         2,182.82
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000441         1,993.08
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461         1,925.68
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000422         1,886.46
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000681         1,740.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451         1,644.13
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                        1,592.82
                          HILO PASSENGER 4 TELECHECK 031118 05781604
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424         1,580.49
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000432         1,360.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000679         1,335.25
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                        1,284.50
                          KAUAI PASSENGER TELECHECK 031118 05764731
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451         1,242.35


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 6 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000441         1,237.58
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461         1,022.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000655         1,000.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461           869.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           854.08
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451           741.54
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          731.00
                          KAUAI PASSENGER TELECHECK 031118 05764731
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          727.17
                          ALA MOANA TICKET TELECHECK 031118 05712517
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451           715.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           698.76
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000681           679.08
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461           666.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451           657.92
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           617.63
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          601.00
                          KAHULUI PAX NO 4 TELECHECK 031118 05771405
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000679           597.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000432           584.01
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000452           558.55
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000679           538.39
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           529.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000461           517.30
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451           497.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000452           484.14
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000432           478.88
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           460.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000441           391.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000422           381.89
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          316.58
                          KAHULUI PAX NO 4 TELECHECK 031118 05771405
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           301.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451           301.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           300.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000422           276.38
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000335           273.83
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000442           244.59
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000462           232.88
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          232.00
                          HILO PASSENGER 4 TELECHECK 031118 05781604
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000679           180.22
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000462           173.96
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          156.32
                          ALA MOANA TICKET TELECHECK 031118 05712517
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                          155.08
                          KAHULUI PAX NO 4 TELECHECK 031118 05771405
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000335           139.18
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           127.50
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000451           125.58


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 7 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit
                          KONA KEAHOLE STA TELECHECK 031118 05781606                                        116.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000452           109.47
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424           100.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000462            85.06
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000452            78.17
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000336            63.51
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                           50.00
                          KONA KEAHOLE STA TELECHECK 031118 05781606
          -----------------------------------------------------------------------------------------------------------
          11-18         ACH Credit                                                                           50.00
                          JCB1 HI BKCD DEPST 200311 0001290832
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424            45.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424            29.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424            25.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000335            22.45
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424            15.00
          -----------------------------------------------------------------------------------------------------------
          11-18         Deposit Non Teller                                            00000000424            15.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Wire Transfer Credit                                                          1,941,671.96
                          BOH FUNDS TRANSFER 111903 031119000283702
                          ARC 173
          -----------------------------------------------------------------------------------------------------------
          11-19         Wire Transfer Credit                                                            777,855.00
                          BOH FUNDS TRANSFER 111903 031119000517702
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000335       139,276.22
          -----------------------------------------------------------------------------------------------------------
          11-19         Wire Transfer Credit
                          BOH FUNDS TRANSFER 111903 031119000291702                                      45,439.84
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                       33,580.76
                          DISCOVER BUS SVC SETTLEMENT 031118 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                       31,137.71
                          DISCOVER BUS SVC SETTLEMENT 031118 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                       24,532.12
                          DISCOVER BUS SVC SETTLEMENT 031118 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000335        20,189.61
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000681        14,900.20
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000681        13,179.16
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000679         6,088.71
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424         3,891.98
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                        2,404.20
                          ALA MOANA TICKET TELECHECK 031119 05712517
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424         2,149.64
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000422         1,931.85
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424         1,654.90
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000451         1,631.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000441         1,551.90
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000681         1,462.80
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424         1,356.53
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424         1,091.95
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000441         1,041.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424         1,036.66
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           866.10
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000432           830.58
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           797.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 8 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000655           756.50
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000451           653.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000441           624.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000432           602.90
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000442           574.31
          -----------------------------------------------------------------------------------------------------------
          11-19         Customer Deposit                                              00000000444           568.68
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           565.50
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000422           479.22
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000679           466.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000681           336.16
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           335.74
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           335.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           260.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                          246.76
                          KAHULUI PAX NO 4 TELECHECK 031119 05771405
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000681           239.24
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000679           224.08
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424           221.08
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                          199.00
                          KONA KEAHOLE STA TELECHECK 031119 05781606
          -----------------------------------------------------------------------------------------------------------
          11-19         Customer Deposit                                              00000000445           191.50
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                          166.63
                          AIRLINES REPORTI PAYABLES 111803 Al73
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000452           131.96
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000432           122.53
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                           93.50
                          HILO SALES 635 TELECHECK 031119 05781608
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424            90.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424            59.00
          -----------------------------------------------------------------------------------------------------------
          11-19         ACH Credit                                                                           50.00
                          HILO PASSENGER 4 TELECHECK 031119 05781604
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424            25.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424            25.00
          -----------------------------------------------------------------------------------------------------------
          11-19         Deposit Non Teller                                            00000000424            19.13
          -----------------------------------------------------------------------------------------------------------
          11-20         Automatic Transfer                                                              112,120.42
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
          -----------------------------------------------------------------------------------------------------------
          11-20         Wire Transfer Credit                                                            952,813.79
                          BOH FUNDS TRANSFER 112003 031120001022702
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000335       868,346.75
          -----------------------------------------------------------------------------------------------------------
          11-20         Wire Transfer Credit                                                             48,358.90
                          BOH FUNDS TRANSFER 112003 031120000102702
                          029-OTT-319191
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000335        30,862.16
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                        9,571.92
                          DISCOVER BUS SVC SETTLEMENT 031119 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         6,866.34
          -----------------------------------------------------------------------------------------------------------
          11-20         Customer Deposit                                              00000000636         5,249.73
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000681         4,709.12
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         4,240.80


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                 Page 9 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000652         3,723.77
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000461         3,363.56
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000441         3,273.80
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000681         3,181.20
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000679         3,055.11
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         2,950.34
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                        2,670.70
                          ALA MOANA TICKET TELECHECK 031120 05712517
          -----------------------------------------------------------------------------------------------------------
          11-20         Customer Deposit                                              00000000636         2,570.50
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000431         2,398.69
          -----------------------------------------------------------------------------------------------------------
          11-20         Customer Deposit                                              00000000636         2,288.83
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         1,948.50
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000451         1,825.16
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000679         1,611.98
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         1,278.20
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         1,269.72
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000441         1,201.08
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         1,191.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Customer Deposit                                              00000000636         1,134.54
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000432         1,121.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000461         1,076.32
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000655         1,075.00
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                        1,045.00
                          HAWAIIAN VAC SEC FEES 111903
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424         1,026.98
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000461           978.68
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           863.00
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                          844.00
                          KONA KEAHOLE STA TELECHECK 031120 05781606
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000441           775.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           664.88
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000422           645.19
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           547.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           511.02
          -----------------------------------------------------------------------------------------------------------
          11 02         Deposit Non Teller                                            00000000681           473.28
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                          473.00
                          KAHULUI PAX NO 4 TELECHECK 031120 05771405
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           466.48
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                          398.00
                          JCBI HI BKCD DEPST 200311 0001290790
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000461           360.50
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000335           354.79
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                          302.50
                          KAUAI PASSENGER TELECHECK 031120 05764731
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                          298.00
                          EQUIVA PAYMENTS 031120 02232000143676
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000422           276.18
          -----------------------------------------------------------------------------------------------------------
          11-20         Customer Deposit                                              00000000636           270.52
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           266.66
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000442           263.73
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000452           236.86


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 10 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           220.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000335           200.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000432           153.57
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424           139.88
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000462           129.09
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000679           127.08
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000451            55.00
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000424            40.19
          -----------------------------------------------------------------------------------------------------------
          11-20         Deposit Non Teller                                            00000000462            31.67
          -----------------------------------------------------------------------------------------------------------
          11-20         ACH Credit                                                                           20.00
                          HILO SALES 636 TELECHECK 031120 05761608
          -----------------------------------------------------------------------------------------------------------
          11-20         Customer Deposit                                              00000000444             7.50
          -----------------------------------------------------------------------------------------------------------
          11-21         Automatic Transfer                                                               20,343.23
                          TRANSFER FROM CONCENTRATION ACCOUNT                          0034036160
          -----------------------------------------------------------------------------------------------------------
          11-21         Wire Transfer Credit                                                            917,445.96
                          BOH FUNDS TRANSFER 112103 031121000471702
          -----------------------------------------------------------------------------------------------------------
          11-21         Wire Transfer Credit                                                            145,000.00
                          BOH FUNDS TRANSFER 112103 031121000996702
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                       40,950.70
                          USPS ST. LOUIS CONTRACTS 031121 990042880EA0000
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit
                          DISCOVER BUS SVC SETTLEMENT 031120 601101601001736                             21,486.95
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000335        18,588.52
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teiler                                            00000000681        16,984,20
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000335        10,708.24
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424         5,974.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424         5,307.16
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                        5,006.64
                          USPS ST. LOUIS CONTRACTS 031121
                          990042880EA0000
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000335         4,435.85
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000335         3,555.08
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424         3,465.26
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424         3,273.70
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000679         3,257.63
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000679         3,033.67
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000432         2,758.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000681         2,458.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000441         2,105.74
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000441         1,916.94
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                        1,876.31
                          1-800-FLOWERS IN BATCH 112103 16592
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                        1,723.24
                          HONOLULU STN PAX TELECHECK 031121 05712512
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424         1,703.64
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424         1,581.54
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                        1,553.90
                          ALA MOANA TICKET TELECHECK 031121 05712517


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 11 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                        1,295.70
                          JCBI HI BKCD DEPST 200311 0001370758
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000432         1,107.58
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000422         1,029.25
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000681         1,000.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000679           972.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           948.58
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           888.00
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                          803.50
                          KAHULUI PAX NO 4 TELECHECK 031121 05771405
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           797.00
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit
                          EQUIVA PAYMENTS 031121 02232000143789                                             688.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           590.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000441           538.00
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                          512.46
                          KAUAI PASSENGER TELECHECK 031121 05764731
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000336           500.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           500.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000422           468.42
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit
                          HILO SALES 636 TELECHECK 031121 05781608                                          423.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Wire Transfer Credit                                                                400.00
                          BOH FUNDS TRANSFER 112103 031121000123702
                          SWF OF 03/11/21
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000442           381.92
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           357.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           344.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000681           314.07
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           310.50
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000631           225.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           225.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000432           200.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           188.58
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000432           187.27
          -----------------------------------------------------------------------------------------------------------
          11-21         ACH Credit                                                                          187.00
                          KONA KEAHOLE STA TELECHECK 031121 05781606
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000681           178.16
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424           177.66
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424            82.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000336            40.22
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424            25.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424            20.40
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000336            15.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000336            15.00
          -----------------------------------------------------------------------------------------------------------
          11-21         Deposit Non Teller                                            00000000424            12.75
          -----------------------------------------------------------------------------------------------------------
          11-21         Customer Deposit                                              00000000444             2.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Automatic Transfer                                                               49,202.09
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 12 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-24         Wire Transfer Credit                                                          2,317,788.08
                          BOH FUNDS TRANSFER 112403 031124000576702
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                    1,392,478.30
                          AMERICAN EXPRESS SETTLEMENT 031124 7992400143
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000335       152,298.63
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000335       102,277.08
          -----------------------------------------------------------------------------------------------------------
          11-24         Credit Memo                                                                      79,875.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Wire Transfer Credit                                                             36,231.16
                          BOH FUNDS TRANSFER 112403 031124000607702
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                       27,524.66
                          DISCOVER BUS SVC SETTLEMENT 031121 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-24         Wire Transfer Credit                                                             27,000.00
                          BOH FUNDS TRANSFER 112403 031124001145702
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000681        14,192.18
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000681        11,848.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         7,055.15
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         5,235.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         5,042.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441         4,297.19
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         3,125.48
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000679         3,017.99
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441         2,971.08
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000461         2,908.77
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         2,705.52
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441         2,667.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         2,436.68
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         2,137.30
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432         2,085.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441         2,080.74
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         2,041.08
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000679         2,032.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,913.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,744.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000681         1,673.48
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441         1,616.40
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,616.16
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,607.40
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,605.68
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432         1,511.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,490.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432         1,477.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000004         1,454.18
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000679         1,329.98
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,256.97
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,234.90
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432         1,150.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,118.40
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424         1,090.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000681         1,054.71
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432           993.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           989.16


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 13 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000422           960.14
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441           926.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           899.37
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           883.60
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432           877.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           849.18
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           840.60
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441           795.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           780.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000679           771.10
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           754.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           740.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000679           729.58
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000335           712.40
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           674.50
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                          670.50
                          HILO SALES 636 TELECHECK 031124 05781608
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           665.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441           615.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           607.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441           596.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000452           591.33
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           575.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           565.19
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           555.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           549.50
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                          546.50
                          KAHULUI PAX NO 4 TELECHECK 031124 05771405
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000679           536.51
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441           522.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           519.54
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           507.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000462           500.25
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           460.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           453.38
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           431.09
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                          410.99
                          HONOLULU STN PAX TELECHECK 031124 05712512
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000442           385.74
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           375.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           365.00
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                          352.00
                          ALA MOANA TICKET TELECHECK 031124 05712517
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000422           324.90
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                          298.00
                          HILO PASSENGER 4 TELECHECK 031124 05781604
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           280.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           256.10
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000432           247.71


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 14 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                          246.00
                          KONA KEAHOLE STA TELECHECK 031124 05781606
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           231.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           195.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000445           192.90
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000452           186.18
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451           175.26
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000445           171.16
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000441           166.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           163.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           159.58
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           150.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000442           134.45
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000681           127.10
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                                                  104.68
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           100.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424           100.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000444            89.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            87.38
          -----------------------------------------------------------------------------------------------------------
          11-24         ACH Credit                                                                           84.50
                          MOLOKAI STATION TELECHECK 031124 05771408
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000451            82.50
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            45.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000444            29.93
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            28.68
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            25.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            15.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            15.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Deposit Non Teller                                            00000000424            10.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000445             5.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000444             5.00
          -----------------------------------------------------------------------------------------------------------
          11-24         Customer Deposit                                              00000000444             0.50
          -----------------------------------------------------------------------------------------------------------
          11-25         Automatic Transfer                                                                1,206.75
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
          -----------------------------------------------------------------------------------------------------------
          11-25         Wire Transfer Credit                                                          1,005,825.92
                          BOH FUNDS TRANSFER 112503 031125000728702
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000336       184,766.04
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000335        79,892.72
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000335        36,455.55
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000334        34,000.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000335        28,486.55
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                       20,435.07
                          DISCOVER BUS SVC SETTLEMENT 031122 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000681        18,401.32
          -----------------------------------------------------------------------------------------------------------
          11-25         Wire Transfer Credit                                                              9,294.64
                          BOH FUNDS TRANSFER 112503 031125000114702
                          03112500010010
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000431         6,802.38
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424         5,616.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000441         4,058.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 15 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424         3,664.20
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000681         3,312.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000679         3,161.98
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424         2,929.73
          -----------------------------------------------------------------------------------------------------------
          1.1-25        Deposit Non Teller                                            00000000424         2,907.16
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000679         2,690.62
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                        2,568.19
                          ALA MOANA TICKET TELECHECK 031125 05712517
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461         2,518.46
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424         2,364.50
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461         2,289.51
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424         2,195.20
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000422         2,152.50
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461         1,665.86
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000451         1,631.40
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                        1,458.39
                          ALA MOANA TICKET TELECHECK 031125 05712517
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000432         1,447.50
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461         1,354.38
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000336         1,258.66
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461         1,110.11
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           935.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000451           881.50
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          816.68
                          MOLOKAI STATION TELECHECK 031125 05771408
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461           757.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000335           702.91
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000441           669.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           623.66
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000441           536.00
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          532.50
                          KAUAI PASSENGER TELECHECK 031125 05764731
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           497.40
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000441           460.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000432           430.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000422           395.07
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000679           371.66
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          364.00
                          KONA KEAHOLE STA TELECHECK 031125 05781606
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          340.00
                          KAHULUI PAX NO 4 TELECHECK 031125 05771405
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           322.50
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          303.50
                          KAUAI PASSENGER TELECHECK 031125 05764731
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000681           293.77
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000422           287.49
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           270.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           258.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           250.00


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 16 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          247.00
                          KAHULUI PAX NO 4 TELECHECK 031125 05771405
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000422           217.09
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000462           217.02
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          200.00
                          MOLOKAI STATION TELECHECK 031125 05771408
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000442           187.55
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000432           187.45
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           175.00
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          141.00
                          KONA KEAHOLE STA TELECHECK 031125 05781606
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          140.50
                          HILO PASSENGER 4 TELECHECK 031125 05781604
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000452           131.14
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          125.00
                          HILO SALES 636 TELECHECK 031125 05781608
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                          100.50
                          KAUAI PASSENGER TELECHECK 031125 05764731
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424           100.00
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                           90.00
                          HILO PASSENGER 4 TELECHECK 031125 05781604
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424            80.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000461            75.02
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424            70.40
          -----------------------------------------------------------------------------------------------------------
          11-25         ACH Credit                                                                           57.00
                          HILO PASSENGER 4 TELECHECK 031125 05781604
          -----------------------------------------------------------------------------------------------------------
          11-25         Customer Deposit                                              00000000445            40.80
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                           40.00
                          KAHULUI PAX NO 4 TELECHECK 031125 05771405
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000335            30.00
          -----------------------------------------------------------------------------------------------------------
          11-25         Deposit Non Teller                                            00000000424            25.50
          -----------------------------------------------------------------------------------------------------------
          11-26         Wire Transfer Credit                                                          2,280,274.08
                          BOH FUNDS TRANSFER 112603 031126000457702
                          ARC 173
          -----------------------------------------------------------------------------------------------------------
          11-26         Wire Transfer Credit                                                          1,209,785.99
                          BOH FUNDS TRANSFER 112603 031126001097702
          -----------------------------------------------------------------------------------------------------------
          11-26         Wire Transfer Credit                                                            409,000.00
                          BOH FUNDS TRANSFER 112603 031126000934702
          -----------------------------------------------------------------------------------------------------------
          11-26         Wire Transfer Credit                                                            164,010.00
                          BOH FUNDS TRANSFER 112603 031126000948702
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000335       150,245.55
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000335        32,935.22
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                       28,001.30
                          DISCOVER BUS SVC SETTLEMENT 031125 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                       26,086.03
                          DISCOVER BUS SVC SETTLEMENT 031125 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000336        21,866.13
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                       21,773.31
                          DISCOVER BUS SVC SETTLEMENT 031125 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000432        16,736.50
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000336         9,187.86


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 17 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000335         7,315.65
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         5,471.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000681         4,200.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000679         4,095.98
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000655         3,819.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000679         3,422.49
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000441         3,016.14
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         2,493.93
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         2,291.63
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000336         1,869.55
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         1,843.80
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         1,705.40
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         1,702.08
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         1,635.44
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Adjustment                                            00000000335         1,419.65
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424         1,256.09
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000422         1,201.75
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                        1,200.50
                          KAHULUI PAX NO 4 TELECHECK 031126 05771405
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000441         1,173.88
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000679         1,049.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                                                1,032.16
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424           940.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000461           913.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000681           852.68
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000461           756.08
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000655           700.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000442           683.64
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000422           598.51
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000441           550.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424           490.50
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                          362.59
                          ALA MOANA TICKET TELECHECK 031126 05712517
          -----------------------------------------------------------------------------------------------------------
          11-26         Customer Deposit                                              00000000445           362.50
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                          349.92
                          SPRINT 89597 031125 HAWAIIAN AIRLINES INC
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000451           338.50
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424           330.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000452           277.84
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000441           275.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000432           243.25
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                          238.00
                          MOLOKAI STATION TELECHECK 031126 05771408
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000681           191.37
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                          149.00
                          EQUIVA PAYMENTS 031126 02232000144168
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424           139.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000451           135.50
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                          108.50
                          KONA KEAHOLE STA TELECHECK 031126 05781606


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 18 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                           74.50
                          HILO PASSENGER 4 TELECHECK 031126 05781604
          -----------------------------------------------------------------------------------------------------------
          11-26         ACH Credit                                                                           66.00
                          HILO SALES 636 TELECHECK 031126 05781608
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000335            60.80
          -----------------------------------------------------------------------------------------------------------
          11-26         Customer Deposit                                              00000000445            42.95
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424            41.00
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000462            32.60
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424            12.75
          -----------------------------------------------------------------------------------------------------------
          11-26         Deposit Non Teller                                            00000000424             2.50
          -----------------------------------------------------------------------------------------------------------
          11-28         Automatic Transfer                                                               76,374.26
                          TRANSFER FROM CONCENTRATION ACCOUNT
                          0034036160
          -----------------------------------------------------------------------------------------------------------
          11-28         Wire Transfer Credit                                                          2,068,733.81
                          BOH FUNDS TRANSFER 112803 031126001189702
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000335       139,362.98
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000335        79,405.43
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                       23,536.05
                          USPS ST. LOUIS CONTRACTS 031128
                          990042880EA000O
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                        7,440.80
                          DISCOVER BUS SVC SETTLEMENT 031126 601101601001736
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000681         5,854.51
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         5,339.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000636         4,690.31
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         4,449.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000335         4,313.87
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000679         3,851.50
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000652         3,400.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441         3,327.38
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                        3,234.75
                          ALA MOANA TICKET TELECHECK 031128 05712517
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000681         3,127.08
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441         3,012.90
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         2,800.77
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                        2,724.45
                          USPS ST. LOUIS CONTRACTS 031128
                          990042880EA0000
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         2,605.50
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000679         2,498.50
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         2,334.84
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                        2,075.01
                          ALA MOANA TICKET TELECHECK 031128 05712517
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         1,751.34
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441         1,696.30
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000451         1,542.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000451         1,498.21
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         1,449.22
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000451         1,333.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         1,332.09
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000461         1,212.98


[LOGO OMITTED] Bank of Hawaii


HAWAIIAN AIRLINES INC                                                                                Page 19 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000461         1,120.72
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         1,080.48
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000636         1,028.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424         1,006.98
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           982.56
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           896.03
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441           880.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           831.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           817.70
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000679           785.98
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           766.16
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           740.20
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000451           720.90
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           691.57
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           643.50
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          622.00
                          KONA KEAHOLE STA TELECHECK 031128 05781606
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000636           603.51
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441           600.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000422           537.97
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           532.50
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441           525.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           505.38
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          500.00
                          KAUAI PASSENGER TELECHECK 031128 05764731
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           494.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000452           488.84
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           480.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000636           468.01
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441           460.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000442           426.08
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           409.50
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000442           390.48
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           389.00
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          384.00
                          KAHULUI PAX NO 4 TELECHECK 031128 05771405
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          382.50
                          HILO PASSENGER 4 TELECHECK 031128 05781604
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           380.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000441           305.00
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          292.00
                          KAUAI PASSENGER TELECHECK 031128 05764731
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000636           260.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           251.58
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           250.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           225.00
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          189.80
                          HILO PASSENGER 4 TELECHECK 031128 05781604
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           175.00


[LOGO OMITTED] Bank of Hawaii

HAWAIIAN AIRLINES INC                                                                                Page 20 of 20
November 30, 2003                                                                                      0001-042424

          Date          Description                                                                      Additions
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                          154.00
                          KAHULUI PAX NO 4 TELECHECK 031128 05771405
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424           151.39
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000462           131.94
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000681           129.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000422           109.74
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000444           104.90
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Adjustment                                            00000000424           100.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000681            75.00
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424            64.08
          -----------------------------------------------------------------------------------------------------------
          11-28         Customer Deposit                                              00000000444            40.80
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424            35.00
          -----------------------------------------------------------------------------------------------------------
          11-28         ACH Credit                                                                           34.88
                          KONA KEAHOLE STA TELECHECK 031128 05781606
          -----------------------------------------------------------------------------------------------------------
          11-28         Deposit Non Teller                                            00000000424            12.75




DAILY BALANCES

          Date                     Amount    Date             Amount    Date               Amount
          -------------------------------    -----------------------    -------------------------
          11-15                      0.00    11-20              0.00    11-26                0.00
          -------------------------------    -----------------------    -------------------------
          11-17                      0.00    11-21              0.00    11-28                0.00
          -------------------------------    -----------------------    -------------------------
          11-18                      0.00    11-24              0.00
          -------------------------------    -----------------------
          11-19                      0.00    11-25              0.00
          -------------------------------    -----------------------
